UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4503

Aquila Municipal Trust
 (Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 3/31/14

Date of reporting period: 3/31/14

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report March 31, 2014

Aquila Churchill Tax-Free Fund of Kentucky “Aquila Turns 30!” Serving Kentucky investors since 1987

May, 2014

Dear Fellow Shareholder:

I’d like to take you back 30 years - to the year 1984.

1984 was the year that

•	Geraldine Ferraro became the 1st woman major-party vice presidential candidate;

•	Apple introduced the Macintosh computer with the promise to put the creative power of technology in everyone’s hands; and,

•	Aquila Management Corporation (“Aquila”), the Founder and Sponsor of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), was founded.

We are very proud of the fact that Aquila Churchill Tax-Free Fund of Kentucky, and the 6 other single state tax-free municipal bond funds sponsored by Aquila, have served thousands of residents and local municipal projects over the years.

Besides providing you and our other shareholders with double tax-free income, these 7 Aquila-sponsored funds have continually helped to improve the quality of life throughout their respective states by investing in these local, and oftentimes critical, municipal projects.

While we have made certain changes, out of necessity or desire, over the past 30 years, we have also taken great pride in sticking to our core values and beliefs:

•	First and foremost, never forgetting that it is your money and your Fund, investing in your state.

•
Second, we value the fact that you and your fellow shareholders have invested in the Fund based upon its investment strategy which is designed to provide as high a level of double tax-free income, as is consistent with the preservation of capital.

•	We believe having local trustees and local portfolio management adds a unique benefit to our funds. We don’t have to read about issues affecting the state, because we have our local eyes and ears.

Our portfolio management teams are attuned to the nuances of the local municipal markets—the economy and policy decisions. Collectively, they are in a better position to “kick the tires”—periodically visiting individual projects as deemed desirable, monitoring economic developments, staying familiar with local officials responsible for managing budgets, and observing the mood of the electorate as various projects are put to a vote.

NOT A PART OF THE ANNUAL REPORT

•	We don’t believe in using financial jargon – instead, we seek to provide information in an easy to understand format.

•
As much as possible, we like to know our shareholders and like for you to know us. Annual in-state shareholder meetings give us the opportunity to do so. Aquila is very unique in the degree of shareholder participation we encourage.

•	And, having an open forum at these annual meetings where shareholders can ask any questions they may have has been one of our primary goals since day one.

So while we embrace all the advances that the last 30 years have offered us all, we also like the good, old-fashioned face-to-face way of doing business.

We’ve thoroughly enjoyed the last 30 years of serving you and your communities. We hope you will continue to join us on this fulfilling journey.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Churchill Tax-Free Fund of Kentucky ANNUAL REPORT Management Discussion Serving Kentucky investors since 1987

Fund Performance

For the twelve months ended March 31, 2014, Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) has endured a “tapering” move by the Federal Reserve (the “Fed”) and the appointment of Janet Yellen as Chairman. The fiscal situation in both Detroit and Puerto Rico contributed to municipal market weakness during the period. These occurrences coupled with economic growth alarmed the fixed income market and we are on a slow march to higher interest rates.

The Fund’s Class Y share’s net asset value (share price) began the fiscal year at $10.98 on March 31, 2013. The high was reached on May 1, 2013 at $11.07. A low of $10.35 was seen on September 5, 2013. We finished the year on March 31, 2014 at $10.65. The Fund’s performance versus the Barclays Capital Quality Intermediate Municipal Bond Index (the “Index”) is as follows for the periods ending March 31, 2014:

	3 months	1 year
Class Y Shares	2.36%	0.27%
Barclays Capital Quality Intermediate
Municipal Bond Index	1.75%	0.93%

The Fund has outperformed the Index in the short term but under-performed over the entire fiscal year. This is attributable to the following (data as of March 31, 2014):

	Modified Duration	Option Adjusted Duration
Aquila Churchill Tax-Free
Fund of Kentucky	3.65 yrs.	7.14 yrs.
Barclays Capital Quality Intermediate
Municipal Bond Index	4.60	4.65

In a sharply rising rate environment, such as that which we experienced for a short period of time in 2013 as a result of comments made by former Fed Chairman Ben Bernanke, the Fund’s longer option adjusted duration brought about the underperformance. Conversely, as the market recovered, the Fund recovered more quickly. Both the Index and the Fund carry similar credit quality, averaging AA for both. The Index’s average coupon is slightly higher at 4.82% versus the Fund’s average coupon of 4.70%.

The Municipal Market

We believe the municipal market is poised for changes in the coming years. Regulations, announced but not yet implemented, from Dodd/Frank, the Securities and Exchange Commission (“SEC”), and the Internal Revenue Service (“IRS”) will likely shape the future of municipal bonds. Banks, which over the past few years have been big buyers of municipal bonds, may have to reserve more capital against their municipal bond holdings. The SEC will be ruling on new requirements for Broker-Dealers who offer municipal bonds to investors, while the IRS is looking to increase underwriting requirements for those firms that offer new issue municipal bonds. If all regulations go into effect, without any modifications, it could lead to less liquidity in municipal bonds.

1 | Aquila Churchill Tax-Free Fund of Kentucky

     We believe the fundamentals of the municipal market remain positive. Helping the sector in early 2014 was a dramatic decline in new issuance. For the first three months, national issuance was down 26% from the first quarter of 2013. Moreover, it appears that annual issuance could be below $300 billion, the lowest since 2001.

     As a measure of the relative value of municipal bonds, the Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury of similar maturity) has declined somewhat after several months at levels well above 100%. To illustrate, a ten-year AAA municipal bond as measured by Bloomberg Fair Value was 2.12% as of April 1, 2013. The ten-year Treasury at that time was 1.83% for a ratio of 115%. By the end of our fiscal year at March 31, 2014, the yields were 2.87% and 2.72%, respectively for a ratio of 105%. We attribute the improved performance of municipals to demand for tax-exempt income and the easing of credit concerns as state and municipal balance sheets have shown improvement.

     Kentucky bucked the trend and issued more debt in 2013. However this has changed in the current calendar year and Kentucky issuance is down according to The Bond Buyer by 37% through March 31st.

     We believe municipal issuers will remain hesitant to add debt service costs to tight budgets. Low issuance of municipal debt should keep municipal bond prices firm and, in our view, contribute to stronger relative performance in 2014.

U.S. Economy

     We expect the U.S. economy to continue on its modest growth trend. Employment continues to improve, but at a pace below that needed to absorb all the new workers entering the marketplace. Housing has improved but is sensitive to even small increases in mortgage rates and/or increased prices. The China, European and South American markets appear to be slowing or remaining in a struggling growth pattern. Inflation, always a concern, appears to be staying in a manageable 1% to 2% range. The Fed is on target to “taper” and end its bond purchase program. This should allow an expected increase in the Federal Funds rate sometime in 2015. In summary, we expect the U.S. economy to remain subdued and manageable.

Kentucky State Economy

     Progress on the woefully underfunded Kentucky State Retirement System was made in a special legislative session that ended in April 2013. According to a Pew Foundation report released in the fall of 2013, there is an additional $30 million in annual funding needed. We are currently waiting for the biennial state budget details and the Governor’s signature to see how this has been handled.

     In the meantime, we are still 42,000 jobs short of the 2007 job peak in Kentucky. Year-over-year job growth through the end of February is -0.3%. Through the first eight months of Kentucky’s fiscal year, general fund revenues are up 1.4%. In order to meet the official 2.1% revenue growth estimate , receipts must grow at a 3.6% clip for the last four months of the fiscal year. Coal severance tax receipts continue to be disappointing, down 26% for February compared to a poor showing last year.

2 | Aquila Churchill Tax-Free Fund of Kentucky

Outlook and Strategy

The strategy for the past year has been to shorten the portfolio maturity and duration and maintain income. The attributes cited below depict changes in portfolio structure in pursuit of these goals.

	March 2013	March 2014
Weighted Average Maturity	10.97 yrs.	10.70 yrs.
Effective Maturity	4.85 yrs.	4.28 yrs.
Option Adjusted Duration	7.35 yrs.	7.14 yrs.
Modified Duration	4.18 yrs.	3.65 yrs.
Dividend (Class Y)	$0.3699	$0.3531

We believe shortening the portfolio mitigates risk. Our goal is to maintain our current yield. As we expect rates to slowly increase over the next two years, we intend to use our pre-refunded bonds (7.77% of the portfolio as of March 31st) and the proceeds of callable issuance that could be refunded in 2015 and 2016 to re-invest at the projected higher interest rate levels. This could have the effect of gradually increasing income over time.

Mutual fund investing involves risk and loss of principal is possible.

     The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

     The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point in time.

     Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

     The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

     If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

     A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

     Past performance is not a guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

     Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

3 | Aquila Churchill Tax-Free Fund of Kentucky

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Churchill Tax-Free Fund of Kentucky for the 10-year period ended March 31, 2014 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2014
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 5/21/87
With Maximum Sales Charge	(3.82)%	4.02%	3.33%	5.37%
Without Sales Charge	0.21	4.88	3.76	5.53
Class C since 4/01/96
With CDSC*	(1.63)	3.97	2.88	3.63
Without CDSC	(0.64)	3.97	2.88	3.63
Class I since 8/06/01
No Sales Charge	(0.05)	4.70	3.60	4.00
Class Y since 4/01/96
No Sales Charge	0.27	5.02	3.91	4.66
Barclays Capital Index	0.93	4.32	4.07	5.61	(Class A)
				4.87	(Class C & Y)
				4.48	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (AMT). Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase

4 | Aquila Churchill Tax-Free Fund of Kentucky

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Churchill Tax-Free Fund of Kentucky:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Churchill Tax-Free Fund of Kentucky as of March 31, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the three month period ended March 31, 2013 and the year ended December 31, 2012, and the financial highlights for the year then ended, the three month period ended March 31, 2013 and each of the four years in the period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Churchill Tax-Free Fund of Kentucky as of March 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2014

5 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (4.1%)	(unaudited)	Value

	Campbell County, Kentucky Public
	Project
$1,625,000	4.375%, 12/01/25 Syncora Guarantee,
	Inc. Insured	Aa2/NR/NR	$1,712,197
	Henderson County, Kentucky
330,000	3.000%, 11/01/20	Aa3/NR/NR	342,794
	Lexington-Fayette Urban County,
	Kentucky
4,175,000	4.250%, 05/01/23 NPFG Insured	Aa2/AA/NR	4,444,538
	Louisville & Jefferson County, Kentucky
955,000	4.200%, 11/01/22 NPFG Insured	Aa1/AA+/AAA	1,010,485
	Warren County, Kentucky, Unlimited Tax
615,000	4.000%, 06/01/25	Aa2/AA-/NR	653,124
635,000	4.000%, 06/01/26	Aa2/AA-/NR	667,677
660,000	4.000%, 06/01/27	Aa2/AA-/NR	693,964
	Total General Obligation Bonds		9,524,779

	Revenue Bonds (93.7%)

	Agencies (15.9%)
	Kentucky Asset & Liability Commission
	Federal Highway Notes
1,000,000	5.000%, 09/01/22 Series A	A1/AA/A+	1,125,770
2,000,000	5.250%, 09/01/25 Series A	A1/AA/A+	2,327,320
2,000,000	5.000%, 09/01/26 Series A	A1/AA/A+	2,272,900
	Kentucky Asset & Liability Commission
	University of Kentucky Project
1,500,000	4.500%, 10/01/22 NPFG/ FGIC Insured	Aa2/AA-/NR	1,556,745
500,000	5.000%, 10/01/25 Series B	Aa2/AA-/NR	550,030
750,000	5.000%, 10/01/26 Series B	Aa2/AA-/NR	822,645
1,000,000	5.000%, 10/01/27 Series B	Aa2/AA-/NR	1,086,300
	Kentucky Economic Development
	Finance Authority Louisville Arena
	Project
2,500,000	5.750%, 12/01/28 AGC Insured	A3/AA/NR	2,627,850
	Kentucky Rural Water Finance Corp.
205,000	4.250%, 08/01/19 NPFG Insured	Baa1/AA-/NR	216,636
455,000	5.000%, 02/01/20 NPFG Insured	Baa1/AA-/NR	456,210
210,000	4.250%, 08/01/20 NPFG Insured	Baa1/AA-/NR	220,836
200,000	4.375%, 08/01/22 NPFG Insured	Baa1/AA-/NR	208,746

6 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Agencies (continued)
	Kentucky Rural Water Finance Corp.
	(continued)
$240,000	4.500%, 08/01/23 NPFG Insured	Baa1/AA-/NR	$250,726
255,000	4.500%, 08/01/24 NPFG Insured	Baa1/AA-/NR	265,807
355,000	4.600%, 02/01/25	NR/A+/NR	369,246
435,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	456,759
450,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	470,610
290,000	4.500%, 08/01/27 NPFG Insured	Baa1/AA-/NR	300,428
375,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	387,668
465,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	484,990
245,000	4.600%, 08/01/28 NPFG Insured	Baa1/AA-/NR	253,852
305,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	314,553
490,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	510,722
315,000	4.625%, 08/01/29 NPFG Insured	Baa1/AA-/NR	326,198
	Kentucky State Property and Buildings
	Commission
1,020,000	5.000%, 11/01/20	Aa3/A+/A+	1,188,178
1,375,000	5.375%, 11/01/23	Aa3/A+/A+	1,592,676
2,820,000	5.750%, 04/01/24 Project 91	A1/A+/A	3,132,315
1,000,000	5.000%, 10/01/25	Aa3/A+/A+	1,150,800
625,000	4.000%, 04/01/26 Project 105	A1/A+/A	653,356
655,000	4.000%, 04/01/27 Project 105	A1/A+/A	680,597
2,800,000	5.250%, 02/01/28 AGC Insured	Aa3/AA/A+	3,118,360
750,000	5.500%, 11/01/28	Aa3/A+/A+	842,595
2,500,000	5.000%, 02/01/29 AGC Insured	Aa3/AA/A+	2,738,375
2,625,000	5.750%, 04/01/29 Project 91	A1/A+/A	2,885,505
1,500,000	5.000%, 10/01/29 Project 106	Aa3/A+/A+	1,674,000
	Total Agencies		37,520,304

	Airports (7.7%)
	Kenton County, Kentucky Airport
	Board Airport Revenue
1,300,000	5.000%, 03/01/23 NPFG Insured AMT	A3/AA-/A-	1,301,040
	Lexington-Fayette Urban County
	Airport Board, Kentucky
1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/AA/NR	1,679,073
400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/AA/NR	429,576
350,000	5.000%, 07/01/30 2012 Series A AMT	Aa2/AA/NR	374,353
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/AA/NR	795,157

7 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Airports (continued)
	Louisville, Kentucky Regional Airport
	Authority
$1,060,000	5.000%, 07/01/18 AMT	A2/A+/A+	$1,185,091
1,000,000	5.250%, 07/01/23 AGMC Insured AMT	A2/AA/A+	1,086,090
2,610,000	5.000%, 07/01/24 AMBAC Insured AMT	A2/A+/A+	2,679,322
	Louisville & Jefferson County Regional
	Airport, Kentucky
1,000,000	5.250%, 07/01/18 AGMC Insured AMT	A2/AA/A+	1,002,730
2,000,000	5.250%, 07/01/20 AGMC Insured AMT	A2/AA/A+	2,003,140
1,370,000	5.250%, 07/01/21 AGMC Insured AMT	A2/AA/A+	1,372,165
3,390,000	5.250%, 07/01/22 AGMC Insured AMT	A2/AA/A+	3,394,814
275,000	5.375%, 07/01/23 AGMC Insured AMT	A2/AA/A+	275,352
500,000	5.000%, 07/01/25 NPFG Insured AMT	A2/AA-/A+	500,400
	Total Airports		18,078,303

	Colleges and Universities (7.4%)
	Berea, Kentucky Educational Facilities
	(Berea College)
1,000,000	4.125%, 06/01/25	Aaa/NR/NR	1,015,810
	Boyle County, Kentucky College
	Refunding & Improvement
1,035,000	4.500%, 06/01/22 AGC Insured	A3/AA/NR	1,077,642
200,000	4.625%, 06/01/24 AGC Insured	A3/AA/NR	208,618
	Eastern Kentucky University General
	Receipts
1,250,000	4.000%, 10/01/27	Aa3/A+/NR	1,274,350
	Lexington-Fayette, Kentucky Urban
	County Government Transylvania
	University Project
1,390,000	4.500%, 03/01/29	NR/A+/NR	1,434,953
	Louisville & Jefferson County, Kentucky
	University of Louisville
525,000	5.000%, 06/01/20 AMBAC Insured	NR/NR/NR*	540,277
	Murray State University Project,
	Kentucky General Receipts Revenue
745,000	4.500%, 09/01/23 AMBAC Insured	Aa3/A+/NR	777,512
	University of Kentucky General Receipts
885,000	4.500%, 10/01/22 Syncora
	Guarantee, Inc. Insured	Aa2/AA-/NR	945,047

8 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Colleges and Universities (continued)
	University of Kentucky General Receipts
	(continued)
$1,545,000	4.500%, 10/01/23 Syncora
	Guarantee, Inc. Insured	Aa2/AA-/NR	$1,652,177
1,625,000	4.500%, 10/01/25 Syncora
	Guarantee, Inc. Insured	Aa2/AA-/NR	1,734,021
1,010,000	4.500%, 10/01/26 Syncora
	Guarantee, Inc. Insured	Aa2/AA-/NR	1,076,226
	University of Louisville, KY
	General Receipts
1,000,000	5.000%, 09/01/30 2011 Series A	Aa2/AA-/NR	1,095,090
	Western Kentucky University General
	Receipts Revenue
2,000,000	4.200%, 09/01/25 Series A
	NPFG Insured	Aa3/AA-/NR	2,043,300
2,475,000	4.200%, 09/01/26 Series A
	NPFG Insured	Aa3/AA-/NR	2,522,198
	Total Colleges and Universities		17,397,221

	Hospitals (11.5%)
	City of Ashland, Kentucky, Medical
	Center Revenue Bonds
	(Ashland Hospital Corp.)
1,535,000	5.000%, 02/01/23 Series B	A2/A/A	1,617,276
	Hardin County, Kentucky, Hardin
	Memorial Hospital
500,000	5.250%, 08/01/24 AGMC Insured	A2/AA/NR	544,980
	Kentucky Economic Development
	Finance Authority, Baptist
	Healthcare System
4,795,000	5.375%, 08/15/24	A2/NR/A+	5,265,917
	Kentucky Economic Development
	Finance Authority, Catholic Health
1,000,000	5.000%, 05/01/29	A1/A+/A+	1,002,410
	Kentucky Economic Development
	Finance Authority, Kings Daughter
	Medical Center
1,000,000	5.000%, 02/01/30	A2/A/A	1,017,620

9 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospitals (continued)
	Louisville & Jefferson County, Kentucky
	Metropolitan Government Health
	System, Norton Healthcare, Inc.
$7,085,000	5.000%, 10/01/26	NR/A-/A-	$7,266,801
1,100,000	5.000%, 10/01/30	NR/A-/A-	1,109,999
	Louisville & Jefferson County, Kentucky
	Metropolitan Government, Louisville
	Medical Center, Laundry Facility
	Project
695,000	4.250%, 05/01/23 Series 2012	NR/A/NR	740,231
	Louisville & Jefferson County, Kentucky
	Metropolitan Government, Louisville
	Medical Center, Steam & Chilled
	Water Plant Project
915,000	4.250%, 05/01/22 Series 2012A	NR/A/NR	971,510
	Louisville & Jefferson County, Kentucky
	Metropolitan Government Revenue
	Refunding, Catholic Health Initiatives
1,000,000	5.000%, 12/01/30	A1/A+/A+	1,062,550
	Russell, Kentucky Bon Secours Health
	System
1,000,000	5.000%, 11/01/26 Series 2013	A3/A-/A-	1,071,230
	Warren County, Kentucky, Warren
	County Community Hospital Corp.
3,975,000	5.000%, 04/01/28	NR/A/NR	4,310,291
680,000	4.000%, 10/01/29	NR/A/NR	655,602
500,000	5.000%, 10/01/33	NR/A/NR	530,165
	Total Hospitals		27,166,582

	Housing (3.5%)
	Kentucky Housing Corporation
	Housing Revenue
555,000	4.200%, 01/01/17	Aaa/AAA/NR	556,354
470,000	4.800%, 01/01/18 AMT	Aaa/AAA/NR	475,349
285,000	4.250%, 01/01/18	Aaa/AAA/NR	285,599
575,000	4.800%, 07/01/18 AMT	Aaa/AAA/NR	581,331
180,000	4.250%, 07/01/18	Aaa/AAA/NR	180,364
475,000	4.800%, 07/01/20 AMT	Aaa/AAA/NR	477,247
1,570,000	4.800%, 07/01/22 AMT	Aaa/AAA/NR	1,601,714

10 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Housing (continued)
	Kentucky Housing Corporation
	Housing Revenue (continued)
$1,480,000	5.000%, 01/01/23 AMT	Aaa/AAA/NR	$1,522,713
520,000	4.500%, 07/01/25	Aaa/AAA/NR	549,302
600,000	4.750%, 07/01/26	Aaa/AAA/NR	622,914
	Kentucky Housing Multifamily
	Mortgage Revenue
1,325,000	5.000%, 06/01/35 AMT	NR/NR/NR*	1,322,019
	Total Housing		8,174,906

	Local Public Property (6.8%)
	Grant County, Kentucky Public
	Property Corp. Justice Center Project
1,000,000	4.500%, 12/01/24	Aa3/NR/NR	1,036,130
	Jefferson County, Kentucky Capital
	Projects
1,575,000	4.250%, 06/01/23 AGMC Insured	Aa3/NR/AA+	1,666,114
1,950,000	4.375%, 06/01/24 AGMC Insured	Aa3/NR/AA+	2,062,242
2,060,000	4.375%, 06/01/26 Series A AGMC
	Insured	Aa3/NR/AA+	2,168,294
1,070,000	4.375%, 06/01/27 Series A AGMC
	Insured	Aa3/NR/AA+	1,122,922
1,640,000	4.375%, 06/01/28 AGMC Insured	Aa3/NR/AA+	1,715,030
	Kentucky Association of Counties
	Finance Corp. Financing Program
1,145,000	4.250%, 02/01/24	NR/AA-/NR	1,190,674
515,000	4.000%, 02/01/25	NR/AA-/NR	528,215
315,000	5.375%, 02/01/27	NR/AA-/NR	338,496
330,000	5.375%, 02/01/28	NR/AA-/NR	353,598
	Kentucky Bond Corp. Financing
	Program
915,000	5.125%, 02/01/28	NR/AA-/NR	986,690
	Laurel County, Kentucky Public
	Property Corp. Justice Center Project
250,000	4.625%, 03/01/28	Aa3/NR/NR	257,148
	Lexington-Fayette Urban County,
	Kentucky Public Facilities Revenue
500,000	4.125%, 10/01/23 NPFG Insured	Aa3/NR/NR	517,075
500,000	4.250%, 10/01/26 NPFG Insured	Aa3/NR/NR	511,405

11 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	River City Parking Authority First
	Mortgage
$1,000,000	4.750%, 06/01/27 Series B	Aa2/AA/NR	$1,109,620
	Warren County, Kentucky Justice Center
365,000	4.300%, 09/01/22 NPFG Insured	Aa3/NR/NR	380,049
	Total Local Public Property		15,943,702

	Pollution Control (0.7%)
	Carroll County, Kentucky Environmental
	Facilities Revenue (Kentucky Utilities)
	AMT
1,500,000	5.750%, 02/01/26 AMBAC Insured	A1/A-/NR	1,586,655

	School Building Revenue (20.4%)
	Barren County, Kentucky School
	Building Revenue
1,265,000	4.250%, 08/01/25 AGC Insured	Aa3/NR/NR	1,303,127
1,670,000	4.375%, 08/01/26 AGC Insured	Aa3/NR/NR	1,720,434
	Boone County, Kentucky School
	District Finance Corp. School
	Building Revenue
1,000,000	4.125%, 08/01/22 Syncora
	Guarantee, Inc. Insured	Aa3/NR/NR	1,016,860
1,580,000	4.500%, 08/01/23 AGMC Insured	Aa3/NR/NR	1,638,255
1,250,000	4.125%, 03/01/25 AGMC Insured	Aa3/NR/NR	1,285,025
	Bullitt County, Kentucky School
	District Finance Corp.
2,455,000	4.500%, 10/01/22 NPFG Insured
	(pre-refunded)	Aa3/NR/NR	2,507,758
1,590,000	4.500%, 10/01/23 NPFG Insured
	(pre-refunded)	Aa3/NR/NR	1,624,169
1,145,000	4.500%, 04/01/27	Aa3/NR/NR	1,197,773
1,200,000	4.500%, 04/01/28	Aa3/NR/NR	1,251,648
	Campbell County, Kentucky School
	District Finance Corp. School
	Building Revenue
340,000	3.500%, 08/01/22	Aa3/NR/NR	345,936

12 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	School Building Revenue (continued)
	Christian County, Kentucky School
	District Finance Corp.
$750,000	4.125%, 08/01/23 Syncora Guarantee,
	Inc. Insured (pre-refunded)	Aa3/NR/NR	$789,015
1,590,000	4.125%, 08/01/24 Syncora Guarantee,
	Inc. Insured (pre-refunded)	Aa3/NR/NR	1,672,712
	Fayette County, Kentucky School
	District Finance Corp.
5,000,000	4.250%, 04/01/23 AGMC Insured
	(pre-refunded)	Aa2/AA/NR	5,202,100
4,335,000	4.375%, 05/01/26 AGMC Insured	A1/AA/NR	4,557,169
750,000	4.250%, 06/01/29 Series A	A1/A+/NR	779,542
	Floyd County, Kentucky School Finance
	Corporation School Building
1,255,000	4.125%, 03/01/26 Syncora
	Guarantee, Inc. Insured	Aa3/NR/NR	1,264,023
	Fort Thomas, Kentucky Independent
	School District Finance Corp.
610,000	4.375%, 04/01/25	Aa3/NR/NR	631,753
	Franklin County, Kentucky School
	District Finance Corp.
1,135,000	4.000%, 04/01/24 Second Series	Aa3/NR/NR	1,211,147
1,560,000	4.000%, 06/01/29	Aa3/NR/NR	1,586,036
	Jefferson County, Kentucky School
	District Finance Corp.
4,000,000	4.000%, 07/01/26 Series B	Aa2/AA-/NR	4,195,320
	Kenton County, Kentucky School
	District Finance Corp.
445,000	4.300%, 04/01/22 AGC Insured	Aa3/NR/NR	459,525
590,000	4.250%, 10/01/22 AGMC Insured	Aa3/NR/NR	613,222
750,000	4.375%, 04/01/24 AGC Insured	Aa3/NR/NR	773,197
325,000	4.400%, 04/01/26 AGC Insured	Aa3/NR/NR	334,445
	Larue County, Kentucky School
	District Finance Corp.
270,000	4.500%, 07/01/21 NPFG Insured
	(pre-refunded)	Aa3/NR/NR	294,454
470,000	4.500%, 07/01/22 NPFG Insured
	(pre-refunded)	Aa3/NR/NR	512,568

13 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	School Building Revenue (continued)
$785,000	4.500%, 07/01/23 NPFG Insured
	(pre-refunded)	Aa3/NR/NR	$856,097
	Laurel County, Kentucky School
	District Finance Corp.
300,000	4.000%, 06/01/16 AGMC Insured	Aa3/NR/NR	319,389
	Magoffin County, Kentucky School
	District
375,000	4.250%, 08/01/23 AMBAC Insured	Aa3/NR/NR	383,835
475,000	4.250%, 08/01/25 AMBAC Insured	Aa3/NR/NR	483,835
	Ohio County, Kentucky School
	Building Revenue
790,000	4.500%, 05/01/24	Aa3/NR/NR	826,490
325,000	4.500%, 05/01/25	Aa3/NR/NR	338,874
	Oldham County, Kentucky School
	District Finance Corp.
1,000,000	4.500%, 09/01/27 NPFG Insured	Aa3/NR/NR	1,024,740
	Owensboro, Kentucky Independent
	School District Finance Corp. School
	Building Revenue
890,000	4.375%, 09/01/24	Aa3/NR/NR	934,927
	Pendleton County, Kentucky School
	District Finance Corp. School
	Building Revenue
730,000	4.000%, 02/01/23 NPFG Insured	Aa3/NR/NR	747,235
	Pike County, Kentucky School
	Building Revenue
1,355,000	4.375%, 10/01/26 NPFG Insured	Aa3/NR/NR	1,393,225
	Spencer County, Kentucky School
	District Finance Corp., School
	Building Revenue
1,000,000	4.500%, 08/01/27 AGMC Insured	Aa3/NR/NR	1,034,930
	Warren County, Kentucky School
	District Finance Corp.
295,000	4.125%, 02/01/23 NPFG Insured	Aa3/NR/NR	299,481
500,000	4.375%, 04/01/27 AGMC Insured	Aa3/NR/NR	515,235
	Total School Building Revenue		47,925,506

14 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Turnpike/Highway (9.1%)
	Kentucky State Turnpike Authority
$3,000,000	4.450%, 07/01/22 Series B	Aa2/AA+/A+	$3,249,360
3,500,000	5.000%, 07/01/25	Aa2/AA+/A+	3,984,645
2,000,000	5.000%, 07/01/25 AMBAC Insured	Aa2/AA+/A+	2,111,500
1,000,000	5.000%, 07/01/25	Aa2/AA+/A+	1,112,840
2,750,000	5.000%, 07/01/27	Aa2/AA+/A+	3,048,512
1,100,000	5.000%, 07/01/28	Aa2/AA+/A+	1,213,784
5,000,000	5.000%, 07/01/29 Series A	Aa2/AA+/A+	5,597,450
1,000,000	5.000%, 07/01/30 Series A	Aa2/AA+/A+	1,115,670
	Total Turnpike/Highway		21,433,761

	Utilities (10.7%)
	Campbell & Kenton Counties,
	Kentucky (Sanitation District)
1,695,000	4.300%, 08/01/24 NPFG Insured	Aa2/AA/NR	1,763,139
300,000	4.300%, 08/01/27 NPFG Insured	Aa2/AA/NR	310,062
2,370,000	4.000%, 08/01/27	Aa2/AA/NR	2,459,847
1,450,000	4.300%, 08/01/28 NPFG Insured	Aa2/AA/NR	1,496,646
	Henderson, Kentucky Electric System
	Revenue
250,000	4.000%, 12/01/24	Baa2/NR/NR	251,910
	Kentucky State Municipal Power
	Agency, Prairie St. Project
1,000,000	5.000%, 09/01/23 AGMC Insured	A2/AA/NR	1,100,520
	Louisville & Jefferson County, Kentucky
	Metropolitan Sewer District
1,570,000	4.250%, 05/15/20 AGMC Insured
	(pre-refunded)	Aa3/AA/NR	1,642,157
810,000	4.250%, 05/15/20 AGMC Insured	Aa3/NR/NR	840,075
1,655,000	4.250%, 05/15/21 AGMC Insured
	(pre-refunded)	Aa3/AA/NR	1,731,064
855,000	4.250%, 05/15/21 AGMC Insured	Aa3/NR/NR	885,677
990,000	5.000%, 05/15/26 AGMC Insured
	(pre-refunded)	Aa3/AA/NR	1,043,777
510,000	5.000%, 05/15/26 AGMC Insured	Aa3/AA/NR	532,884
500,000	5.000%, 05/15/28 Series A	Aa3/AA/AA-	557,530
	Northern Kentucky Water District
1,000,000	5.000%, 02/01/26	Aa3/NR/NR	1,122,250
1,825,000	6.000%, 02/01/28 AGMC Insured	Aa3/NR/NR	2,078,164
1,000,000	4.500%, 02/01/30	Aa3/NR/NR	1,051,530

15 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

			Rating
			Moody’s, S&P
Principal			and Fitch
Amount		Revenue Bonds (continued)	(unaudited)	Value

		Utilities (continued)
		Owensboro, Kentucky Electric,
		Light and Power
$1,000,000		5.000%, 01/01/21 AGMC Insured	A2/AA/NR	$1,118,200
3,500,000		5.000%, 01/01/26 AGMC Insured
		Series B	A2/AA/NR	3,733,345
		Owensboro, Kentucky Water Revenue
500,000		5.000%, 09/15/27 AGC Insured	A1/NR/NR	533,195
		Owensboro-Daviess County, Kentucky
		Regional Water Resource Agency
		Wastewater Refunding
		& Improvement
930,000		4.375%, 01/01/27 Series A Syncora
		Guarantee, Inc. Insured	NR/A+/NR	942,797
		Total Utilities		25,194,769
		Total Revenue Bonds		220,421,709
		Total Investments (cost $222,130,398 -
		note 4)	97.8%	229,946,488
		Other assets less liabilities	2.2	5,185,218
		Net Assets	100.0%	$235,131,706

	*
Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO” or “Credit Rating Agency”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments†

Aaa of Moody’s or AAA of S&P or Fitch	3.9%
Pre-refunded bonds††/ Escrowed to Maturity bonds	7.8
Aa of Moody’s or AA of S&P or Fitch	67.4
A of Moody’s or S&P or Fitch	20.0
Baa of Moody’s	0.1
Not rated*	0.8
100.0%

16 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

†	Where applicable, calculated using the highest rating of the three NRSROs.
††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

PORTFOLIO ABBREVIATIONS

AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
FGIC - Financial Guaranty Insurance Co.
NPFG - National Public Finance Guarantee
NR - Not Rated

See accompanying notes to financial statements.

17 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2014

ASSETS
Investments at value (cost $222,130,398)	$229,946,488
Cash	2,367,700
Interest receivable	3,074,633
Receivable for Fund shares sold	100,124
Other assets	29,313
Total assets	235,518,258
LIABILITIES
Dividends payable	142,327
Payable for Fund shares redeemed	89,632
Management fee payable	79,805
Distribution and service fees payable	5,447
Accrued expenses payable	69,341
Total liabilities	386,552
NET ASSETS	$235,131,706
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$220,824
Additional paid-in capital	228,422,167
Net unrealized appreciation on investments (note 4)	7,816,090
Undistributed net investment income	182,641
Accumulated net realized loss on investments	(1,510,016)

CLASS A	$235,131,706
Net Assets	$188,249,389
Capital shares outstanding	17,680,110
Net asset value and redemption price per share	$10.65
Maximum offering price per share (100/96 of $10.65)	$11.09

CLASS C
Net Assets	$10,022,818
Capital shares outstanding	941,846
Net asset value and offering price per share	$10.64
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.64	*
CLASS I
Net Assets	$7,371,240
Capital shares outstanding	692,596
Net asset value, offering and redemption price per share	$10.64
CLASS Y
Net Assets	$29,488,259
Capital shares outstanding	2,767,894
Net asset value, offering and redemption price per share	$10.65

See accompanying notes to financial statements.

18 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2014

Investment Income:

Interest income		$9,836,825

Expenses:

Management fee (note 3)	$988,443
Distribution and service fees (note 3)	420,854
Legal fees	170,994
Trustees’ fees and expenses (note 8)	114,178
Transfer and shareholder servicing agent
fees (note 3)	94,000
Shareholders’ reports and proxy statements	78,528
Fund accounting fees	36,424
Registration fees and dues	23,498
Custodian fees (note 6)	23,048
Auditing and tax fees	20,700
Insurance	12,896
Chief compliance officer services (note 3)	5,526
Miscellaneous	40,756
Total expenses	2,029,845

Expenses paid indirectly (note 6)	(78)
Net expenses		2,029,767
Net investment income		7,807,058

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	(618,235)
Change in unrealized appreciation on
investments	(7,680,543)

Net realized and unrealized gain (loss) on
investments		(8,298,778)
Net change in net assets resulting from
operations		$(491,720)

See accompanying notes to financial statements.

19 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Three Months Ended	Year Ended
	March 31, 2014	March 31, 2013†	December 31, 2012
OPERATIONS:
Net investment income	$7,807,058	$2,070,323	$8,590,331
Net realized gain (loss) from
securities transactions	(618,235)	321,262	166,188
Change in unrealized appreciation
on investments	(7,680,543)	(2,908,003)	5,413,033
Change in net assets from
operations	(491,720)	(516,418)	14,169,552

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(6,266,395)	(1,661,114)	(6,892,274)

Class C Shares:
Net investment income	(254,311)	(68,956)	(263,128)

Class I Shares:
Net investment income	(218,841)	(54,149)	(227,424)

Class Y Shares:
Net investment income	(1,032,726)	(281,831)	(1,173,201)
Change in net assets from
distributions	(7,772,273)	(2,066,050)	(8,556,027)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	15,701,039	7,163,309	42,628,406
Reinvested dividends and
distributions	4,465,536	1,068,011	3,996,264
Cost of shares redeemed	(46,689,119)	(8,752,267)	(27,285,983)
Change in net assets from capital
share transactions	(26,522,544)	(520,947)	19,338,687

Change in net assets	(34,786,537)	(3,103,415)	24,952,212

NET ASSETS:
Beginning of period	269,918,243	273,021,658	248,069,446

End of period*	$235,131,706	$269,918,243	$273,021,658

* Includes undistributed net
investment income of:	$182,641	$170,343	$166,095

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

20 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

1. Organization

     Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), a series of Aquila Municipal Trust, (from inception until the close of business on October 11, 2013, the Fund operated under the name Churchill Tax-Free Fund of Kentucky), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are generally valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

21 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2014:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	229,946,488
Level 3 – Significant Unobservable Inputs	—
Total	$229,946,488

     * See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

22 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

Management has reviewed the tax positions for each of the open tax years (2011-2013) or expected to be taken in the Trust’s 2014 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2014, the Fund decreased undistributed net investment income by $22,487, increased paid-in capital by $14,319 and increased realized gain by $8,168. These reclassifications had no effect on net assets or net asset value per share.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all of the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s average net assets.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

23 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2014, distribution fees on Class A Shares amounted to $296,614 of which the Distributor retained $10,014.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2014, amounted to $82,252. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2014, amounted to $27,417. For the year ended March 31, 2014, the total of these payments with respect to Class C Shares amounted to $109,669 of which the Distributor retained $25,183.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.20%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2014, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $25,498 of which $14,571 related to the Plan and $10,927 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Kentucky, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2014, total commissions on sales of Class A Shares amounted to $301,783 of which the Distributor received $29,931.

24 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

4. Purchases and Sales of Securities

     During the year ended March 31, 2014, purchases of securities and proceeds from the sales of securities aggregated $22,514,937 and $46,805,262, respectively.

     At March 31, 2014, the aggregate tax cost for all securities was $221,947,757. At March 31, 2014, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $9,507,589 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,508,858 for a net unrealized appreciation of $7,998,731.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations.

6. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

25 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

		Three Months
	Year Ended	Ended	Year Ended
	March 31, 2014	March 31, 2013†	December 31, 2012
SHARES
Class A Shares:
Shares sold	1,053,643	396,802	2,973,701
Reinvested distributions	370,606	84,696	318,731
Shares redeemed	(3,379,501)	(587,368)	(1,906,698)
Net change	(1,955,252)	(105,870)	1,385,734
Class C Shares:
Shares sold	158,033	92,257	383,020
Reinvested distributions	17,768	4,473	16,303
Shares redeemed	(361,822)	(98,863)	(142,259)
Net change	(186,021)	(2,133)	257,064
Class I Shares:
Shares sold	420	10,965	4,350
Reinvested distributions	19,838	4,760	20,003
Shares redeemed	(11,501)	–	(5,330)
Net change	8,757	15,725	19,023
Class Y Shares:
Shares sold	258,330	148,345	516,524
Reinvested distributions	12,877	2,947	8,349
Shares redeemed	(660,676)	(106,165)	(426,153)
Net change	(389,469)	45,127	98,720
Total transactions in
Fund shares	(2,521,985)	(47,151)	1,760,541
DOLLARS
Class A Shares:
Proceeds from shares sold	$11,264,814	$4,382,930	$32,697,942
Reinvested distributions	3,929,791	933,790	3,504,972
Cost of shares redeemed	(35,762,318)	(6,489,971)	(20,984,314)
Net change	(20,567,713)	(1,173,251)	15,218,600
Class C Shares:
Proceeds from shares sold	1,686,566	1,018,288	4,212,313
Reinvested distributions	188,376	49,263	179,179
Cost of shares redeemed	(3,802,292)	(1,093,437)	(1,564,065)
Net change	(1,927,350)	(25,886)	2,827,427
Class I Shares:
Proceeds from shares sold	4,600	121,600	47,700
Reinvested distributions	210,590	52,454	220,021
Cost of shares redeemed	(120,526)	–	(59,058)
Net change	94,664	174,054	208,663
Class Y Shares:
Proceeds from shares sold	2,745,059	1,640,491	5,670,451
Reinvested distributions	136,779	32,504	92,092
Cost of shares redeemed	(7,003,983)	(1,168,859)	(4,678,546)
Net change	(4,122,145)	504,136	1,083,997
Total transactions in
Fund shares	$(26,522,544)	$(520,947)	$19,338,687

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

26 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

8. Trustees’ Fees and Expenses

     At March 31, 2014 there were 12 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2014 was $84,956. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the the year ended March 31, 2014, such meeting-related expenses amounted to $29,222.

9. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2014, the Fund had capital loss carryforwards of $1,501,679 of which $112,779 expires in 2016, $175,082 expires in 2017 and $709,216 and $504,602 have no expiration and retain their character of short-term and long-term, respectively.

27 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

The tax character of distributions was as follows:

	Year	Three Months	Year
	Ended	Ended	Ended
	March 31, 2014	March 31, 2013	Dec. 31, 2012
Net tax-exempt income	$7,760,895	$2,066,050	$8,555,151
Ordinary Income	11,378	–	876
	$7,772,273	$2,066,050	$8,556,027

     As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(1,501,679)
Unrealized appreciation	7,998,731
Undistributed tax-exempt income	142,327
Other temporary differences	(150,664)
$6,488,715

     The difference between book basis and tax basis undistributed income is due to the timing difference in recognizing dividends paid and the tax treatment of market discount amortization.

28 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year		Three Months		Year Ended December 31,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.97		$11.07		$10.84	$10.26	$10.51	$9.42
Income from investment operations:
Net investment income(1)	0.34		0.08		0.36	0.39	0.40	0.41
Net gain (loss) on securities (both
realized and unrealized)	(0.32)		(0.10)		0.23	0.58	(0.25)	1.09
Total from investment operations	0.02		(0.02)		0.59	0.97	0.15	1.50
Less distributions (note 10):
Dividends from net investment income	(0.34)		(0.08)		(0.36)	(0.39)	(0.40)	(0.41)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.34)		(0.08)		(0.36)	(0.39)	(0.40)	(0.41)
Net asset value, end of period	$10.65		$10.97		$11.07	$10.84	$10.26	$10.51
Total return(not reflecting sales charge)	0.21%		(0.14	)%(2)	5.53%	9.64%	1.38%	16.05%
Ratios/supplemental data
Net assets, end of period (in millions)	$188		$215		$219	$199	$186	$195
Ratio of expenses to average net assets	0.80	%(4)(5)	0.77	%(3)	0.76%	0.77%	0.75%	0.76%
Ratio of net investment income to
average net assets	3.18	%(4)(5)	3.11	%(3)	3.30%	3.73%	3.80%	3.96%
Portfolio turnover rate	9%		2	%(2)	12%	12%	8%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.80	%(4)	0.77	%(3)	0.76%	0.77%	0.75%	0.76%
______________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.76% and 3.22%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31.
The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

29 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year		Three Months		Year Ended December 31,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.96		$11.07		$10.83	$10.25	$10.51	$9.42
Income from investment operations:
Net investment income(1)	0.25		0.06		0.27	0.30	0.31	0.32
Net gain (loss) on securities (both
realized and unrealized)	(0.32)		(0.11)		0.24	0.58	(0.26)	1.09
Total from investment operations	(0.07)		(0.05)		0.51	0.88	0.05	1.41
Less distributions (note 10):
Dividends from net investment income	(0.25)		(0.06)		(0.27)	(0.30)	(0.31)	(0.32)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.25)		(0.06)		(0.27)	(0.30)	(0.31)	(0.32)
Net asset value, end of period	$10.64		$10.96		$11.07	$10.83	$10.25	$10.51
Total return(not reflecting CDSC)	(0.64)%		(0.44	)%(2)	4.73%	8.72%	0.42%	15.06%
Ratios/supplemental data
Net assets, end of period (in millions)	$10		$12		$13	$9	$9	$4
Ratio of expenses to average net assets	1.65	%(4)(5)	1.62	%(3)	1.61%	1.62%	1.59%	1.60%
Ratio of net investment income to
average net assets	2.33	%(4)(5)	2.26	%(3)	2.43%	2.87%	2.90%	3.06%
Portfolio turnover rate	9%		2	%(2)	12%	12%	8%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.65	%(4)	1.62	%(3)	1.61%	1.62%	1.59%	1.60%
________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.61% and 2.37%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31.
The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

30 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year		Three Months		Year Ended December 31,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.97		$11.07		$10.83	$10.25	$10.51	$9.42
Income from investment operations:
Net investment income(1)	0.32		0.08		0.34	0.37	0.39	0.39
Net gain (loss) on securities (both
realized and unrealized)	(0.33)		(0.10)		0.24	0.58	(0.27)	1.09
Total from investment operations	(0.01)		(0.02)		0.58	0.95	0.12	1.48
Less distributions (note 10):
Dividends from net investment income	(0.32)		(0.08)		(0.34)	(0.37)	(0.38)	(0.39)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.32)		(0.08)		(0.34)	(0.37)	(0.38)	(0.39)
Net asset value, end of period	$10.64		$10.97		$11.07	$10.83	$10.25	$10.51
Total return	(0.05)%		(0.18	)%(2)	5.47%	9.48%	1.13%	15.89%
Ratios/supplemental data
Net assets, end of period (in millions)	$7		$7		$7	$7	$7	$8
Ratio of expenses to average net assets	0.96	%(4)(5)	0.94	%(3)	0.91%	0.92%	0.90%	0.90%
Ratio of net investment income to
average net assets	3.02	%(4)(5)	2.94	%(3)	3.15%	3.58%	3.64%	3.82%
Portfolio turnover rate	9%		2	%(2)	12%	12%	8%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.96	%(4)	0.94	%(3)	0.91%	0.92%	0.90%	0.90%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.92% and 3.06%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31.
The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

31 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year		Three Months		Year Ended December 31,
	Ended 3/31/14		Ended 3/31/13 †		2012	2011	2010	2009
Net asset value, beginning of period	$10.98		$11.08		$10.84	$10.26	$10.52	$9.43
Income from investment operations:
Net investment income(1)	0.35		0.09		0.38	0.41	0.42	0.42
Net gain (loss) on securities (both
realized and unrealized)	(0.33)		(0.10)		0.24	0.58	(0.26)	1.09
Total from investment operations	0.02		(0.01)		0.62	0.99	0.16	1.51
Less distributions (note 10):
Dividends from net investment income	(0.35)		(0.09)		(0.38)	(0.41)	(0.42)	(0.42)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.35)		(0.09)		(0.38)	(0.41)	(0.42)	(0.42)
Net asset value, end of period	$10.65		$10.98		$11.08	$10.84	$10.26	$10.52
Total return	0.27%		(0.10	)%(2)	5.78%	9.81%	1.44%	16.21%
Ratios/supplemental data
Net assets, end of period (in millions)	$29		$35		$34	$33	$40	$46
Ratio of expenses to average net assets	0.65	%(4)(5)	0.62	%(3)	0.61%	0.62%	0.60%	0.61%
Ratio of net investment income to
average net assets	3.33	%(4)(5)	3.26	%(3)	3.45%	3.89%	3.95%	4.10%
Portfolio turnover rate	9%		2	%(2)	12%	12%	8%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.65	%(4)	0.62	%(3)	0.61%	0.62%	0.60%	0.61%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.61% and 3.37%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31.
The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

32 | Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Diana P. Herrmann New York, NY (1958) (5)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and 2010-2013); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

John J. Partridge Providence, RI (1940) (7)	Trustee of Aquila Municipal Trust since 2013	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005 and 2008-2013; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None

33 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm, since 2012; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

34 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Professor, Marriott School of Management, Brigham Young University, 1980-present; Dean, Marriott School of Management, 2008-2013 and Associate Dean, 1991-2000; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

David A. Duffy North Kingstown, RI (1939)	Trustee of Aquila Municipal Trust since 2013	Retired; Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	5	Formerly Delta Dental of Rhode Island

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001 and Chair of the Board of Trustees 2011-2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	7	None

35 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lyle W. Hillyard Logan, UT (1940)	Trustee of Aquila Municipal Trust since 2009	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	5	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

36 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

___________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.
(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.
(7) Mr. Partridge is deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, because he serves as a senior counsel of a law firm that performs legal services for RBS Citizens, N.A. The sub-adviser to Aquila Narragansett Tax-Free Income Fund (another series of Aquila Municipal Trust) is a department of RBS Citizens, N.A.

37 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013, and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)	Senior Vice President of Aquila Municipal Trust since 2004 and Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2009
Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

38 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President of Aquila Municipal Trust since 2001
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013, and Aquila Funds Trust since 2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

39 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2013
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

40 | Aquila Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

__________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2) The term of office of each officer is one year.
(3)The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

41 | Aquila Churchill Tax-Free Fund of Kentucky

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2013 and held for the six months ended March 31, 2014.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2014

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.46%	$1,000.00	$1,024.60	$4.14
Class C	2.03%	$1,000.00	$1,020.30	$8.41
Class I	2.37%	$1,000.00	$1,023.70	$4.99
Class Y	2.54%	$1,000.00	$1,025.40	$3.38

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.82%, 1.67%, 0.99% and 0.67% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

42 | Aquila Churchill Tax-Free Fund of Kentucky

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2014

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,020.84	$4.13
Class C	5.00%	$1,000.00	$1,016.60	$8.40
Class I	5.00%	$1,000.00	$1,020.00	$4.99
Class Y	5.00%	$1,000.00	$1,021.59	$3.38

(1)
Expenses are equal to the annualized expense ratio of 0.82%, 1.67%, 0.99% and 0.67% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

43 | Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2013, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2014, $7,760,895 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

     Prior to February 15, 2014, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2013 calendar year.

44 | Aquila Churchill Tax-Free Fund of Kentucky

PRIVACY NOTICE (unaudited)

Aquila Churchill Tax-Free Fund of Kentucky

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your Fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

45 | Aquila Churchill Tax-Free Fund of Kentucky

Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Board of Trustees
     John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
David A. Duffy
Grady Gammage, Jr.
Lyle W. Hillyard
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Todd W. Curtis, Vice President
and Co-Portfolio Manager
Royden P. Durham, Vice President
and Co-Portfolio Manager
Brandon M. Moody, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
     BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
Dallas, Texas 75254

Independent Registered Public Accounting Firm
     TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

Annual Report March 31, 2014

Aquila Narragansett Tax-Free Income Fund “Aquila Turns 30!” Serving Rhode Island investors since 1992

May, 2014

Dear Fellow Shareholder:

I’d like to take you back 30 years - to the year 1984.

1984 was the year that

•	Geraldine Ferraro became the 1st woman major-party vice presidential candidate;

•	Apple introduced the Macintosh computer with the promise to put the creative power of technology in everyone’s hands; and,

•	Aquila Management Corporation (“Aquila”), the Founder and Sponsor of Aquila Narragansett Tax-Free Income Fund (the “Fund”), was founded.

We are very proud of the fact that Aquila Narragansett Tax-Free Income Fund, and the 6 other single state tax-free municipal bond funds sponsored by Aquila, have served thousands of residents and local municipal projects over the years.

Besides providing you and our other shareholders with double tax-free income, these 7 Aquila-sponsored funds have continually helped to improve the quality of life throughout their respective states by investing in these local, and oftentimes critical, municipal projects.

While we have made certain changes, out of necessity or desire, over the past 30 years, we have also taken great pride in sticking to our core values and beliefs:

•	First and foremost, never forgetting that it is your money and your Fund, investing in your state.

•
Second, we value the fact that you and your fellow shareholders have invested in the Fund based upon its investment strategy which is designed to provide as high a level of double tax-free income, as is consistent with the preservation of capital.

•	We believe having local trustees and local portfolio management adds a unique benefit to our funds. We don’t have to read about issues affecting the state, because we have our local eyes and ears.

Our portfolio management teams are attuned to the nuances of the local municipal markets—the economy and policy decisions. Collectively, they are in a better position to “kick the tires”—periodically visiting individual projects as deemed desirable, monitoring economic developments, staying familiar with local officials responsible for managing budgets, and observing the mood of the electorate as various projects are put to a vote.

NOT A PART OF THE ANNUAL REPORT

•	We don’t believe in using financial jargon – instead, we seek to provide information in an easy to understand format.

•
As much as possible, we like to know our shareholders and like for you to know us. Annual in-state shareholder meetings give us the opportunity to do so. Aquila is very unique in the degree of shareholder participation we encourage.

•	And, having an open forum at these annual meetings where shareholders can ask any questions they may have has been one of our primary goals since day one.

So while we embrace all the advances that the last 30 years have offered us all, we also like the good, old-fashioned face-to-face way of doing business.

We’ve thoroughly enjoyed the last 30 years of serving you and your communities. We hope you will continue to join us on this fulfilling journey.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Narragansett Tax-Free Income Fund ANNUAL REPORT Management Discussion Serving Rhode Island investors since 1992

     Aquila Narragansett Tax-Free Income Fund (the “Fund”) seeks to provide the highest level of double tax-free income possible while staying within self-imposed quality restraints. The Fund strives to accomplish this by constructing a diversified investment portfolio of investment grade Rhode Island municipal securities. As an extra measure of credit protection to shareholders, most securities owned by the Fund are insured in an attempt to provide for the timely payment of principal and interest when due. A maximum average maturity profile of less than 12 years has been maintained for the Fund’s portfolio with the goal to produce a reasonable level of income return with relatively high stability for the Fund’s share price. We intend to maintain a similar profile going forward. As of March 31, 2014 the portfolio had an average maturity of 10.2 years.

U.S. Economy

     The U.S. economy moved into its fifth year of an expansion while the Federal Reserve (the “Fed”) began to move markets in anticipation of unwinding its long-term stimulus program. A marked difference between equity and fixed income returns in 2013 (the widest margin in over a half-century) kept some fixed income investors out of the market entirely for the second half of the year. While former Federal Reserve Chairman Bernanke discussed the possibility of the Fed tapering its quantitative easing program back in May of 2013, the fixed income markets went into a tailspin as witnessed by the 10-year U.S. Treasury Note breaking through the 3% yield level. Attempts to further clarify his comments took time to work back into the market keeping rates at elevated levels and moving within a trading range. Newly confirmed Fed Chairwoman Yellen has pretty much adopted the program developed by her predecessor as witnessed by the tapering program which has dropped to $55 billion in monthly securities purchases from $85 billion. The greatest difference is the make-up of the Fed Governors, who on average are much more hawkish than dovish meaning that they are more likely to favor a quicker exit of the Fed’s quantitative easing. This could pose a challenge for Chairwoman Yellen should the economy hiccup along the way. In the meantime, the Qualitative Easing (“QE3”) tapering program continues unabated until completed. The next step would involve raising short-term interest rates which is generally expected to occur sometime around the middle of 2015. However, the Fed still maintains a bloated balance sheet with U.S. government and mortgage-backed securities (“MBS”). Judging from the Fed’s recent action and forward guidance, it appears that the U.S. economy will continue its slow but steady growth into the election cycle later this year.

Kentucky State Economy

     The Rhode Island economy continues to be in a slow economic recovery, as witnessed by an elevated unemployment rate in March (8.7%) compared with the U.S. (6.7%) and most other states. The state and a number of communities have shown surpluses for their most recent fiscal years, generally as a result of higher than expected tax collections and negotiated pension settlements. A number of communities, including West Warwick, have begun to address their pension obligation shortfalls. More recent economic news has been positive as jobs based in Rhode Island have increased. This comes in front of a recently reaffirmed commitment by General Dynamics Electric Boat division to nearly double its current workforce by hiring an additional 3,000 workers at its Quonset facility by 2020 and Greencore Group who is expected to bring 390 new jobs and build a new $33-million plant at the Quonset facility by the spring of 2015. Additional recent positive economic news shows that housing on average in the state has rebounded with foreclosures and distressed sales dropping measurably from the prior year. Also, passenger traffic at T.F. Green Airport was not only up four-percent, but also represented the first yearly increase since 2005 which is encouraging for the local business and leisure industries.

1 | Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

The Municipal Market

     The most recent year for the Fund was certainly one of the most challenging in quite some time. The confluence of anticipated and actual Fed unwinding of its Quantitative Easing program, Detroit bankruptcy, and Puerto Rico fiscal woes were enough to generally keep municipal bond investors at bay. During the year, municipal bond funds experienced their worst outflows ever with many investors either chasing equity dividend yields or remaining on the sidelines. The municipal bond market was slow to bounce back even when other fixed income sectors rebounded despite compelling tax-equivalent yields. The municipal market lagged other fixed income markets during the second and third quarters of 2013, but ended 2013 near the top of the fixed income category. The first quarter of 2014 was one of the best starts in over a decade. A lack of supply, fewer investors’ credit concerns with municipal bonds and higher taxes and tax rates led to the outsized demand.

Fund Performance

     Returns for the Fund moved in concert with the overall municipal market as the initial news of Fed tapering caught fixed income markets off guard. With the initial back-up in rates in May of 2013, the summer months brought volatility in the Fund’s net asset value (share price) as the yield curve initially steepened with long-term rates rising more than short-term rates. In addition, the Detroit bankruptcy and Puerto Rico’s fiscal woes put downward pressure on most municipal bond funds. The Fund did not have Puerto Rico or Detroit paper and suffered less from credit deterioration than many national funds. For the full fiscal year ending March 31, 2014, performance for the Class Y Shares was 0.56%. This was below the 0.93% return for the Barclays Capital Quality Intermediate Municipal Bond Index (the “Index”) for the same period. Overall, the shortfall in return for the year can be attributed to portfolio duration that was longer than the Index. This was negative for the first two quarters of the fiscal year, but positive for the last two quarters. More recent portfolio trades have shortened duration closer to that of the Index.

Outlook and Strategy

     While the expectations are for higher interest rates as the Fed finishes the unwinding of its Quantitative Easing program later this year, rates seldom move completely in one direction given the multitude of economic impacts. That being said, we have maintained our view that the impact of rates will affect the yield curve differently and have managed more recently to become a bit more defensive. During the most recent quarters, we have been swapping longer maturity bonds for shorter bonds as the yield curve flattened and the give-up in yield was small. Our most recent bond purchases have brought the average maturity and duration shorter to lessen the potential impact of rising rates. We have also been concerned with maintaining yield; as such, the more recent bond purchases have higher coupons. This should allow for more share price stability in a rising interest rate environment while providing higher current double tax-free income. We expect this strategy to serve shareholders well particularly in a rising interest rate environment. High credit quality remains a hallmark of the Fund. In part because a number of communities and two bond insurers have been upgraded during the past year, the overall credit profile of the Fund’s portfolio improved during the year.

2 | Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

     Mutual fund investing involves risk and loss of principal is possible.

     The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

     The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point in time.

     Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

     The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

     If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

     A portion of income may be subject to local, state, and federal tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

     Past performance is not a guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

     Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

3 | Aquila Narragansett Tax-Free Income Fund

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Narragansett Tax-Free Income Fund for the 10-year period ended March 31, 2014 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2014
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 9/10/92
With Maximum Sales Charge	(3.60)%	2.70%	2.89%	4.60%
Without Sales Charge	0.42	3.55	3.30	4.80
Class C since 5/01/96
With CDSC*	(1.43)	2.68	2.43	3.55
Without CDSC	(0.43)	2.68	2.43	3.55
Class I since 11/04/98
No Sales Charge	0.17	3.40	3.16	3.86
Class Y since 5/01/96
No Sales Charge	0.56	3.71	3.46	4.65
Barclays Capital Index	0.93	4.32	4.07	5.08	(Class A)
				4.89	(Class C & Y)
				4.56	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

4 | Aquila Narragansett Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Narragansett Tax-Free Income Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Narragansett Tax-Free Income Fund as of March 31, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the nine month period ended March 31, 2013 and the year ended June 30, 2012, and the financial highlights for the year then ended, the nine month period ended March 31, 2013 and each of the four years in the period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Narragansett Tax-Free Income Fund as of March 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2014

5 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (25.8%)	(unaudited)	Value

	Bristol, Rhode Island
$2,200,000	4.000%, 02/15/26 AGC Insured	Aa2/AA+/NR	$2,281,686
2,000,000	4.375%, 02/15/29 AGC Insured	Aa2/AA+/NR	2,085,800
	Coventry, Rhode Island
500,000	3.375%, 11/01/21 AGMC Insured	A1/NR/NR	496,850
	Cranston, Rhode Island
2,455,000	4.625%, 07/01/25 AGMC Insured	A2/AA/NR	2,586,711
990,000	4.750%, 07/01/28 AGMC Insured	A2/AA/NR	1,035,184
1,000,000	4.250%, 04/01/18 NPFG Insured	A2/AA-/A	1,046,380
1,000,000	4.250%, 04/01/19 NPFG Insured	A2/AA-/A	1,039,590
1,000,000	4.300%, 04/01/20 NPFG Insured	A2/AA-/A	1,034,610
1,000,000	4.500%, 04/01/23 NPFG Insured	A2/AA-/A	1,027,460
1,500,000	4.500%, 04/01/26 NPFG Insured	A2/AA-/A	1,532,130
750,000	4.300%, 07/01/30 2010 Series A
	AGMC Insured	A2/AA/A	771,052
	Cumberland, Rhode Island
1,000,000	4.250%, 08/01/17 AGMC Insured	A1/AA/NR	1,095,070
600,000	4.250%, 08/01/18 AGMC Insured	A1/AA/NR	660,402
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA/NR	518,685
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA/NR	519,245
	East Providence, Rhode Island Refunding
2,500,000	4.550%, 05/15/30 AGMC Insured	A2/AA/NR	2,554,775
	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	521,570
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A3/A/NR	983,678
1,020,000	3.700%, 06/01/33 Series A	A3/A/NR	953,333
	Lincoln, Rhode Island
1,000,000	4.500%, 08/01/24 NPFG Insured	Aa2/NR/AA	1,050,490
1,775,000	4.500%, 08/01/25 NPFG Insured	Aa2/NR/AA	1,860,484
2,000,000	4.500%, 08/01/26 NPFG Insured	Aa2/NR/AA	2,088,920
	North Providence, Rhode Island
500,000	4.700%, 09/15/14 AGMC Insured	A2/AA/NR	501,565
2,225,000	3.625%, 07/15/15 AGMC Insured	A2/AA/NR	2,306,813
	Pawtucket, Rhode Island
1,950,000	4.500%, 07/15/26 AGC Insured	A3/NR/NR	2,003,391
1,500,000	4.750%, 07/15/29 AGC Insured	A3/NR/NR	1,541,505
910,000	4.000%, 04/15/14 AMBAC Insured	Baa2/NR/BBB-	910,883

6 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Providence, Rhode Island
$500,000	5.000%, 07/15/14 AGMC Insured	A2/AA/BBB	$506,125
1,500,000	5.000%, 01/15/23 AGMC Insured
	Series 2010 A Refunding	A2/AA/NR	1,632,855
1,500,000	5.000%, 01/15/26 AGMC Insured
	Series 2010 A Refunding	A2/AA/NR	1,604,805
975,000	3.625%, 01/15/29 Series A AGMC
	Insured	A2/AA/BBB	901,319
2,510,000	3.750%, 01/15/30 Series A AGMC
	Insured	A2/AA/BBB	2,317,207
1,000,000	3.750%, 01/15/32 Series A AGMC
	Insured	A2/AA/BBB	905,980
	Rhode Island State & Providence
	Plantations Consolidated Capital
	Development Loan
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,249,661
1,750,000	3.250%, 10/15/31 Series B	Aa2/AA/AA	1,582,945
	Warwick, Rhode Island
1,000,000	4.000%, 08/01/16 AGMC Insured
	Series 2008	A1/AA/NR	1,063,830
1,015,000	4.000%, 08/01/17 AGMC Insured
	Series 2008	A1/AA/NR	1,092,597
905,000	4.250%, 01/15/18 Syncora
	Guarantee, Inc. Insured	A1/AA-/NR	943,399
	West Warwick, Rhode Island
1,900,000	4.625%, 04/01/26 AGC Insured	A3/NR/NR	1,920,672
1,000,000	4.750%, 04/01/29 AGC Insured	A3/NR/NR	1,003,520
500,000	4.875%, 03/01/16 AMBAC Insured	Baa2/NR/BBB-	501,550
670,000	5.000%, 03/01/17 AMBAC Insured	Baa2/NR/BBB-	672,144
700,000	5.050%, 03/01/18 AMBAC Insured	Baa2/NR/BBB-	702,261
735,000	5.100%, 03/01/19 AMBAC Insured	Baa2/NR/BBB-	737,418
	Westerly, Rhode Island
900,000	4.000%, 07/01/17 NPFG Insured	Aa2/AA/NR	952,128
900,000	4.000%, 07/01/18 NPFG Insured	Aa2/AA/NR	950,688
	Total General Obligation Bonds		57,249,366

7 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (70.7%)	(unaudited)	Value

	Development (5.5%)
	Providence, Rhode Island Redevelopment
	Agency Revenue Refunding Public
	Safety Building Project
$2,000,000	4.750%, 04/01/22 AMBAC Insured
	Series A	Baa2/BBB-/NR	$2,011,220
1,000,000	5.000%, 04/01/28 AMBAC Insured
	Series A	Baa2/BBB-/NR	1,001,540
	Rhode Island Certificates of Participation
	(Central Power Plant)
1,000,000	4.000%, 10/01/20 Series D AGMC
	Insured	Aa3/AA/AA-	1,054,700
	Rhode Island Certificates of Participation
	(Kent County Court House Project)
250,000	5.000%, 10/01/22 NPFG Insured Series
	2004 A (pre-refunded)	Aa3/AA-/AA-	255,990
	Rhode Island Convention Center
	Authority Revenue Refunding
2,000,000	5.000%, 05/15/21 AGMC Insured	Aa3/AA/NR	2,095,020
4,000,000	5.000%, 05/15/23 AGMC Insured
	Series 2005 A	Aa3/AA/NR	4,180,840
1,500,000	5.500%, 05/15/27 AGC Insured Series A	Aa3/AA/AA-	1,637,160
	Total Development		12,236,470

	Higher Education (12.4%)
	Rhode Island Health and Education
	Building Corp., Bryant University
1,115,000	4.500%, 12/01/27 Series 2011	A2/A/NR	1,159,633
1,455,000	4.750%, 12/01/29 Series 2011	A2/A/NR	1,524,360
1,000,000	5.000%, 12/01/30 Series 2011	A2/A/NR	1,065,370
1,425,000	5.000%, 12/01/31 Series 2011	A2/A/NR	1,510,443
	Rhode Island Health and Education
	Building Corp., Higher Educational
	Facilities
4,000,000	5.000%, 09/15/30 AGMC Insured	A1/NR/NR	4,248,720
	Rhode Island Health and Education
	Building Corp., Johnson & Wales
	University
465,000	5.500%, 04/01/15 Series 1999 A
	NPFG Insured	NR/AA-/NR	486,469

8 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Rhode Island Health and Education
	Building Corp., Johnson & Wales
	University (continued)
$900,000	5.500%, 04/01/16 Series 1999 A NPFG
	Insured	NR/AA-/NR	$976,977
785,000	5.500%, 04/01/17 Series 1999 A NPFG
	Insured	NR/AA-/NR	877,834
	Rhode Island Health and Educational
	Building Corp., Higher Education
	Facility, New England Institute of
	Technology
1,250,000	4.750%, 03/01/30 Series 2010 A	NR/A/A+	1,289,575
	Rhode Island Health and Educational
	Building Corp., Higher Education
	Facility, Rhode Island School of Design
1,500,000	3.500%, 08/15/29 AGMC Insured
	Series B	A1/AA/NR	1,398,930
1,000,000	3.500%, 08/15/30 AGMC Insured
	Series B	A1/AA/NR	920,040
3,000,000	3.500%, 06/01/29 Series 2012	A1/NR/A+	2,798,730
2,000,000	4.000%, 06/01/31 Series 2012	A1/NR/A+	1,968,180
1,310,000	5.625%, 08/15/22 Syncora Guarantee,
	Inc. Insured Series D (pre-refunded)	A1/NR/NR	1,336,528
900,000	5.000%, 08/15/23 Syncora Guarantee,
	Inc. Insured Series D (pre-refunded)	A1/NR/NR	915,993
	Rhode Island Health and Educational
	Building Corp., Higher Education
	Facility, University of Rhode Island
	Auxiliary Enterprise
2,000,000	5.000%, 09/15/30 Series 2010 B AGMC
	Insured	A1/AA/NR	2,171,840
	Rhode Island Health and Educational
	Building Corp., University of
	Rhode Island
1,000,000	4.500%, 09/15/26 Series 2005 G
	Refunding AMBAC Insured	Aa3/A+/NR	1,019,400

9 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Rhode Island Health and Education
	Facilities Authority, Providence College
$1,000,000	4.000%, 11/01/31	A2/A/NR	$1,000,620
	Rhode Island State Economic
	Development Corp., University of
	Rhode Island
750,000	5.000%, 11/01/14 Series 1999 AGMC
	Insured	A2/NR/NR	752,610
	Total Higher Education		27,422,252

	Hospital (4.7%)
	Rhode Island Health & Education
	Building Corp., Hospital Financing,
	Care New England
500,000	5.000%, 09/01/20 Series 2013A	NR/BBB-/BBB	537,075
500,000	5.000%, 09/01/22 Series 2013A	NR/BBB-/BBB	524,825
	Rhode Island Health & Education
	Building Corp., Lifespan Obligation
1,500,000	5.250%, 05/15/26 NPFG Insured	Baa1/AA-/NR	1,500,870
2,500,000	5.000%, 05/15/20 Series A AGMC
	Insured	A2/AA/NR	2,643,400
5,000,000	5.000%, 05/15/26 Series A AGMC
	Insured	A2/AA/NR	5,175,350
	Total Hospital		10,381,520

	Housing (7.9%)
	Rhode Island Housing & Mortgage
	Finance Corp. Home Funding
2,500,000	4.000%, 10/01/25 Series 2010 #3	Aa2/NR/NR	2,527,475
1,500,000	4.100%, 04/01/28 Series 2010 #3	Aa2/NR/NR	1,509,090
1,520,000	4.050%, 10/01/26 2011 Series 4	Aa2/NR/NR	1,566,710
1,270,000	3.050%, 10/01/28 Series 5	Aa2/NR/NR	1,141,044
1,000,000	3.350%, 10/01/33 Series 5	Aa2/NR/NR	873,980
2,230,000	3.450%, 04/01/35 Series 5	Aa2/NR/NR	1,942,174
	Rhode Island Housing & Mortgage
	Finance Corp. Multi-Family Housing
2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	2,649,500
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,095,880

10 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Housing (continued)
	Rhode Island Housing & Mortgage
	Finance Corp. Multi-Family Housing
	(continued)
$1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR $	937,100
1,500,000	3.625%, 10/01/32 Series 1B	Aa2/NR/NR	1,387,920
1,000,000	3.900%, 10/01/37 Series 1B	Aa2/NR/NR	902,920
	Total Housing		17,533,793

	Public School (23.0%)
	Providence, Rhode Island Public Building
	Authority, School Projects
3,000,000	4.500%, 05/15/27 Series A AGMC
	Insured	A2/AA/NR	3,071,700
2,000,000	4.500%, 05/15/26 Series 2007 A
	AGMC Insured	A2/AA/NR	2,057,300
3,000,000	4.500%, 05/15/28 Series 2007 A
	AGMC Insured	A2/AA/NR	3,058,410
3,000,000	4.500%, 05/15/27 Series 2007 B
	AGMC Insured	A2/AA/NR	3,071,700
3,000,000	4.500%, 05/15/28 Series 2007 C
	AGMC Insured	A2/AA/NR	3,058,410
	Rhode Island Certificates of Participation
	(School for the Deaf Project)
1,000,000	5.500%, 04/01/27 Series C 2009 AGC
	Insured	Aa3/AA/AA-	1,096,680
500,000	5.625%, 04/01/29 Series C 2009 AGC
	Insured	Aa3/AA/AA-	548,060
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program
1,000,000	5.000%, 05/15/17 Series 2006 A
	AGMC Insured	A2/AA/NR	1,073,290
500,000	5.000%, 05/15/20 Series 2007 A
	AGMC Insured	Aa3/NR/NR	541,780
500,000	5.000%, 05/15/17 Series 2008 A
	AGMC Insured	Aa3/NR/NR	556,805
1,000,000	4.250%, 05/15/21 Series 2007 B
	AGMC Insured	A2/AA/NR	1,042,350
1,125,000	5.000%, 05/15/24 Series 2008 B	A2/NR/NR	1,208,779

11 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Public School (continued)
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program (continued)
$1,500,000	4.250%, 05/15/21 Series A AGMC
	Insured	Aa3/NR/NR	$1,588,770
2,000,000	4.375%, 05/15/22 Series A AGMC
	Insured	Aa3/NR/NR	2,110,460
3,000,000	4.500%, 05/15/25 Series A AGMC
	Insured	Aa3/NR/NR	3,130,380
2,000,000	4.750%, 05/15/29 Series A AGMC
	Insured	Aa3/NR/NR	2,078,660
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program - Chariho Regional
	School District
1,000,000	5.000%, 05/15/26 Series 2011B	Aa3/NR/NR	1,082,600
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, East Greenwich
1,150,000	3.125%, 05/15/28	Aa1/AA+/NR	1,084,565
1,000,000	3.250%, 05/15/29	Aa1/AA+/NR	947,650
1,000,000	3.375%, 05/15/30	Aa1/AA+/NR	961,960
1,200,000	3.500%, 05/15/31	Aa1/AA+/NR	1,157,904
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, City of East Providence
500,000	3.375%, 05/15/27 Series B	Aa3/NR/NR	479,195
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	916,960
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, City of Newport
1,000,000	4.000%, 05/15/27 Series 2013C	NR/AA+/NR	1,032,890
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of North Kingstown
1,500,000	3.750%, 05/15/28 Series 2013A	Aa2/AA+/NR	1,512,510

12 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Public School (continued)
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Providence Public Schools
$2,000,000	4.500%, 05/15/22 Series 2013 A	A1/NR/NR	$2,171,100
2,000,000	4.500%, 05/15/23 Series 2013 A	A1/NR/NR	2,151,660
2,000,000	4.500%, 05/15/24 Series 2013 A	A1/NR/NR	2,129,160
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013B AGMC
	Insured	A1/AA/NR	985,940
1,000,000	4.000%, 05/15/33 AGMC Insured	A1/AA/NR	977,720
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,760,470
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of North Providence
1,000,000	4.000%, 11/15/20 Series 2013 I	A1/A/NR	1,080,790
1,100,000	4.500%, 11/15/22 Series 2013 I	A1/A/NR	1,203,444
	Total Public School		50,930,052

	Student Loan (0.5%)
	State of Rhode Island Student Loan
	Authority
1,000,000	4.750%, 12/01/23 Senior Series 2010 B	NR/A+/A	1,033,520

	Transportation (8.3%)
	Rhode Island State Economic
	Development Corp., Airport Revenue
540,000	4.625%, 07/01/26 AGC Insured Series B	A3/AA/BBB+	555,790
1,000,000	5.000%, 07/01/18 AGC Insured Series C	A3/AA/BBB+	1,100,470
1,500,000	5.000%, 07/01/22 NPFG Insured
	Series C	A3/AA-/BBB+	1,531,320
2,000,000	4.000%, 07/01/24 Series B	A3/BBB+/BBB+	2,019,940
1,000,000	5.000%, 07/01/24 Series B	A3/BBB+/BBB+	1,087,060

13 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Transportation (continued)
	Rhode Island State Economic
	Development Corp., Motor Fuel Tax
	Revenue (Rhode Island Department
	of Transportation)
$1,000,000	4.000%, 06/15/15 Series A AMBAC
	Insured	A3/A+/A	$1,002,130
1,000,000	4.000%, 06/15/18 Series 2006A
	AMBAC Insured	A3/A+/A	1,034,710
2,385,000	4.700%, 06/15/23 Series 2003A
	AMBAC Insured	A3/A+/A	2,387,719
	Rhode Island State Economic
	Development Corp., (Rhode Island
	Airport Corp. Intermodal Facility Project)
1,000,000	4.250%, 07/01/17 CIFG Assurance
	North America, Inc. Insured	Baa1/BBB+/NR	1,035,270
	Rhode Island Economic Development
	Corp. (Rhode Island Department of
	Transportation)
1,500,000	5.250%, 06/15/21 AGC Insured	A1/AA/A+	1,698,345
	Rhode Island State Turnpike & Bridge
	Authority
1,600,000	4.625%, 12/01/27 Series 2010 A	NR/A-/A	1,682,736
2,000,000	5.125%, 12/01/35 Series 2010 A	NR/A-/A	2,098,120
1,000,000	5.000%, 12/01/35 Series 2010 A	NR/A-/A	1,041,880
	Total Transportation		18,275,490

	Water and Sewer (7.9%)
	Bristol County, Rhode Island Water
	Authority
1,000,000	3.500%, 12/01/14 Series 2004
	Refunding A NPFG Insured	Baa1/AA-/NR	1,015,960
	Narragansett, Rhode Island Bay
	Commission Wastewater System
365,000	5.000%, 08/01/27 Series 2003 A NPFG
	Insured	Baa1/AA-/NR	379,122
1,000,000	5.000%, 02/01/32 Series 2007 A NPFG
	Insured	NR/AA-/NR	1,059,370
3,500,000	5.000%, 08/01/35 Series A NPFG
	Insured	Baa1/AA-/NR	3,607,870

14 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Rhode Island Clean Water Protection
	Finance Agency
$325,000	4.750%, 10/01/14 Series A AMBAC
	Insured	Aaa/NR/NR	$326,157
1,545,000	4.750%, 10/01/18 Series A AMBAC
	Insured	Aaa/NR/NR	1,549,820
500,000	4.750%, 10/01/20 1999 Series A
	AMBAC Insured	Aaa/NR/NR	501,385
500,000	5.400%, 10/01/15 1993 Series A NPFG
	Insured	Aaa/AA-/NR	522,605
	Rhode Island Clean Water Finance
	Agency, Water Pollution Control Bonds
310,000	5.000%, 10/01/18 Series B NPFG
	Insured	Aaa/AAA/NR	311,051
4,765,000	4.375%, 10/01/21 Series 2002 B NPFG
	Insured	Aaa/AAA/AAA	4,776,388
	Rhode Island Clean Water Protection
	Finance Agency Safe Drinking Water
	Revolving Fund
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	990,440
2,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,966,260
	Rhode Island Water Resources Board
	Public Drinking Water Protection
595,000	4.250%, 03/01/15 Series 2002 NPFG
	Insured	Baa1/AA-/NR	596,487
	Total Water and Sewer		17,602,915

	Other Revenue (0.5%)
	State of Rhode Island Depositors
	Economic Protection Corp.
500,000	6.000%, 08/01/17 NPFG Insured ETM .	NR/AA-/NR	528,780
250,000	5.750%, 08/01/21 Series A AGMC
	Insured ETM	NR/NR/NR*	308,227
215,000	6.375%, 08/01/22 Series A NPFG
	Insured ETM	NR/AA-/NR	277,462
	Total Other Revenue		1,114,469

	Total Revenue Bonds		156,530,481

	Total Investments (cost $210,784,895-
	note 4)	96.5%	213,779,847
	Other assets less liabilities	3.5	7,649,202
	Net Assets	100.0%	$221,429,049

15 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO” or “Credit Rating Agency”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

Percent of
Portfolio Distribution by Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	8.2%
Pre-Refunded bonds††/Escrowed to Maturity bonds	1.7
Aa of Moody’s or AA of S&P or Fitch	62.9
A of Moody’s or S&P or Fitch	23.2
Baa of Moody’s or BBB of S&P	4.0
100.0%

†	Where applicable, calculated using the highest rating of the three NRSROs.
††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

PORTFOLIO ABBREVIATIONS:
AGC - Assured Guaranty Corp
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
CIFG - CDC IXIS Financial Guaranty
ETM - Escrowed to Maturity
NPFG - National Public Finance Guarantee
NR - Not Rated

See accompanying notes to financial statements.

16 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2014

ASSETS
Investments at value (cost $210,784,895)	$213,779,847
Cash	4,969,990
Interest receivable	3,074,087
Receivable for Fund shares sold	199,661
Other assets	27,764
Total assets	222,051,349
LIABILITIES
Payable for Fund shares redeemed	240,718
Dividends payable	234,565
Management fees payable	69,477
Distribution and service fees payable	4,657
Accrued expenses payable	72,883
Total liabilities	622,300
NET ASSETS	$221,429,049
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par value
$0.01 per share	$211,337
Additional paid-in capital	220,264,065
Net unrealized appreciation on investments (note 4)	2,994,952
Accumulated net realized loss on investments	(2,094,176)
Undistributed net investment income	52,871
	$221,429,049

CLASS A
Net Assets	$119,411,670
Capital shares outstanding	11,397,275
Net asset value and redemption price per share	$10.48
Maximum offering price per share (100/96 of $10.48)	$10.92

CLASS C
Net Assets	$16,090,756
Capital shares outstanding	1,535,973
Net asset value and offering price per share	$10.48
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.48	*

CLASS I
Net Assets	$261,138
Capital shares outstanding	24,937
Net asset value, offering and redemption price per share	$10.47

CLASS Y
Net Assets	$85,665,485
Capital shares outstanding	8,175,481
Net asset value, offering and redemption price per share	$10.48

See accompanying notes to financial statements.

17 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2014

Investment Income:

Interest income		$9,655,653

Expenses:

Management fees (note 3)	$1,171,095
Distribution and service fees (note 3)	375,588
Legal fees	174,988
Transfer and shareholder servicing
agent fees (note 3)	117,370
Trustees’ fees and expenses (note 8)	106,677
Shareholders’ reports and proxy
statements	83,344
Auditing and tax fees	20,500
Custodian fees (note 6)	20,472
Registration fees and dues	19,913
Fund accounting fees	19,784
Insurance	12,222
Chief compliance officer services (note 3)	5,526
Miscellaneous	46,608
Total expenses	2,174,087

Management fees waived (note 3)	(304,482)
Expenses paid indirectly (note 6)	(120)
Net expenses		1,869,485
Net investment income		7,786,168

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	(1,935,039)
Change in unrealized appreciation on
investments	(6,349,488)
Net realized and unrealized gain (loss) on
investments		(8,284,527)
Net change in net assets resulting from
operations		$(498,359)

See accompanying notes to financial statements.

18 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Nine Months Ended	Year Ended
	March 31, 2014	March 31, 2013†	June 30, 2012

OPERATIONS:
Net investment income	$7,786,168	$6,103,161	$8,390,287
Net realized gain (loss) from
securities transactions	(1,935,039)	(86,421)	238,542
Change in unrealized appreciation
on investments	(6,349,488)	167,096	5,891,931
Change in net assets from
operations	(498,359)	6,183,836	14,520,760

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares:
Net investment income	(4,207,230)	(3,525,480)	(5,165,290)

Class C Shares:
Net investment income	(459,646)	(387,652)	(606,886)

Class I Shares:
Net investment income	(8,180)	(6,471)	(9,248)

Class Y Shares:
Net investment income	(3,097,406)	(2,170,436)	(2,592,898)
Change in net assets from
distributions	(7,772,462)	(6,090,039)	(8,374,322)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	26,462,934	30,389,104	42,222,021
Reinvested dividends and
distributions	3,367,560	2,660,956	3,521,913
Cost of shares redeemed	(59,054,773)	(23,572,063)	(44,244,636)
Change in net assets from
capital share transactions	(29,224,279)	9,477,997	1,499,298

Change in net assets	(37,495,100)	9,571,794	7,645,736

NET ASSETS:
Beginning of period	258,924,149	249,352,355	241,706,619

End of period*	$221,429,049	$258,924,149	$249,352,355

* Includes undistributed net
investment income of:	$52,871	$68,717	$55,589

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

19 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

1. Organization

     Aquila Narragansett Tax-Free Income Fund (the “Fund”), a series of Aquila Municipal Trust and a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are generally valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

20 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2014:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$–
Level 2 – Other Significant Observable
Inputs –Municipal Bonds*	213,779,847
Level 3 – Significant Unobservable Inputs	–
Total	$213,779,847

*See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2011-2013) or expected to be taken in the Fund’s 2014 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

21 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2014, the Fund increased additional paid-in capital by $22,711, decreased undistributed net investment income by $29,552 and decreased accumulated net realized loss on investments by $6,841. These reclassifications have no effect on net assets or net asset value per share.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

     Citizens Investment Advisors, a department of RBS Citizens, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets.

22 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

     The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.83% for Class A Shares, 1.68% for Class C Shares, 0.99% for Class I Shares or 0.68% for Class Y Shares. These expense limitations are in effect until September 30, 2014. Prior to September 30, 2014, the Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2014, the Fund incurred management fees of $1,171,095 of which $304,482 was waived.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information. b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2014, distribution fees on Class A Shares amounted to $189,552, of which the Distributor retained $6,923.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2014, amounted to $139,141. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2014, amounted to $46,380. The total of these payments with respect to Class C Shares amounted to $185,521, of which the Distributor retained $45,771.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.20%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2014, these payments were made at the average annual rate of 0.35% of such net assets amounting to $901 of which $515 related to the Plan and $386 related to the Shareholder Services Plan.

23 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2014, total commissions on sales of Class A Shares amounted to $202,152, of which the Distributor received $31,901.

4. Purchases and Sales of Securities

     During the year ended March 31, 2014, purchases of securities and proceeds from the sales of securities aggregated $35,706,157 and $65,736,680, respectively.

     At March 31, 2014, the aggregate tax cost for all securities was $210,732,025. At March 31, 2014, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $5,787,124 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,739,302 for a net unrealized appreciation of $3,047,822.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

     The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At March 31, 2014, the Fund had all of its net assets invested in the securities of Rhode Island issuers.

6. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

24 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

		Nine Months
	Year Ended	Ended	Year Ended
	March 31, 2014	March 31, 2013†	June 30, 2012
SHARES
Class A Shares:
Shares sold	816,816	998,617	1,513,351
Reinvested distributions	222,622	171,297	243,137
Shares redeemed	(2,908,955)	(1,421,064)	(2,516,350)
Net change	(1,869,517)	(251,150)	(759,862)
Class C Shares:
Shares sold	227,217	211,834	427,311
Reinvested distributions	29,276	25,240	36,465
Shares redeemed	(776,061)	(135,578)	(829,745)
Net change	(519,568)	101,496	(365,969)
Class I Shares:
Shares sold	–	–	–
Reinvested distributions	790	595	863
Shares redeemed	(568)	(2,279)	(651)
Net change	222	(1,684)	212
Class Y Shares:
Shares sold	1,477,832	1,582,970	1,995,072
Reinvested distributions	72,622	47,488	48,102
Shares redeemed	(2,023,784)	(609,200)	(782,101)
Net change	(473,330)	1,021,258	1,261,073
Total transactions in
Fund shares	(2,862,193)	869,920	135,454
DOLLARS
Class A Shares:
Proceeds from shares sold	$8,525,955	$10,873,175	$16,195,459
Reinvested distributions	2,303,273	1,863,120	2,605,830
Cost of shares redeemed	(30,144,671)	(15,461,948)	(26,960,476)
Net change	(19,315,443)	(2,725,653)	(8,159,187)
Class C Shares:
Proceeds from shares sold	2,380,974	2,302,611	4,569,106
Reinvested distributions	302,957	274,530	390,714
Cost of shares redeemed	(7,987,005)	(1,471,760)	(8,890,179)
Net change	(5,303,074)	1,105,381	(3,930,359)
Class I Shares:
Proceeds from shares sold	–	–	–
Reinvested distributions	8,180	6,471	9,248
Cost of shares redeemed	(5,884)	(24,779)	(6,973)
Net change	2,296	(18,308)	2,275
Class Y Shares:
Proceeds from shares sold	15,556,005	17,213,318	21,457,456
Reinvested distributions	753,150	516,835	516,121
Cost of shares redeemed	(20,917,213)	(6,613,576)	(8,387,008)
Net change	(4,608,058)	11,116,577	13,586,569
Total transactions in
Fund shares	$(29,224,279)	$9,477,997	$1,499,298

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31.
The information presented is for the period July 1, 2012 to March 31, 2013.

25 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

8. Trustees’ Fees and Expenses

     At March 31, 2014 there were 12 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2014 was $82,743. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2014, such meeting-related expenses amounted to $23,934.

9. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

     At March 31, 2014, the Fund had a capital loss carryover of $73,498 acquired in the acquisition of Ocean State Tax-Exempt Fund, which expires on June 30, 2016 and a capital loss carryover of $813,839 which is short-term and has no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. At March 31, 2014, the Fund had post October loss referrals of $1,206,838 which will be recognized in the following year.

26 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

     The tax character of distributions was as follows:

	Year	Nine Months	Year
	Ended	Ended	Ended
	March 31, 2014	March 31, 2013	June 30, 2012
Net tax-exempt income	$7,754,144	$6,090,029	$8,366,991
Ordinary Income	18,318	–	7,331
	$7,772,462	$6,090,029	$8,374,322

     As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$234,565
Accumulated net realized loss	(887,337)
Unrealized appreciation	3,047,822
Other temporary differences	(1,441,403)
$953,647

     The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference in recognizing dividends paid and the amortization of discount securities.

27 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.79		$10.78		$10.51	$10.64	$10.44	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.35		0.26		0.37	0.39	0.39	0.38
Net gain (loss) on securities (both
realized and unrealized)	(0.31)		0.02		0.27	(0.13)	0.20	0.06
Total from investment operations	0.04		0.28		0.64	0.26	0.59	0.44
Less distributions (note 9):
Dividends from net investment income	(0.35)		(0.27)		(0.37)	(0.39)	(0.39)	(0.39)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.35)		(0.27)		(0.37)	(0.39)	(0.39)	(0.39)
Net asset value, end of period	$10.48		$10.79		$10.78	$10.51	$10.64	$10.44
Total return(not reflecting sales charge)	0.42%		2.53	%(2)	6.15%	2.48%	5.71%	4.30%
Ratios/supplemental data
Net assets, end of period (in millions)	$119		$143		$146	$150	$151	$134
Ratio of expenses to average net assets	0.79	%(4)	0.77	%(3)	0.71%	0.62%	0.59%	0.60%
Ratio of net investment income to
average net assets	3.34	%(4)	3.22	%(3)	3.45%	3.68%	3.63%	3.68%
Portfolio turnover rate	15%		8	%(2)	11%	9%	3%	6%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.92	%(4)(5)	0.90	%(3)	0.87%	0.84%	0.87%	0.90%
Ratio of net investment income to
average net assets	3.21	%(4)(5)	3.09	%(3)	3.29%	3.46%	3.35%	3.38%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.79	%(4)	0.77	%(3)	0.71%	0.62%	0.59%	0.59%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.88% and 3.25%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31.
The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

28 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.79		$10.78		$10.51	$10.64	$10.44	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.26		0.19		0.28	0.30	0.29	0.29
Net gain (loss) on securities (both
realized and unrealized)	(0.31)		0.02		0.27	(0.13)	0.21	0.06
Total from investment operations	(0.05)		0.21		0.55	0.17	0.50	0.35
Less distributions (note 9):
Dividends from net investment income	(0.26)		(0.20)		(0.28)	(0.30)	(0.30)	(0.30)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.26)		(0.20)		(0.28)	(0.30)	(0.30)	(0.30)
Net asset value, end of period	$10.48		$10.79		$10.78	$10.51	$10.64	$10.44
Total return(not reflecting sales charge)	(0.43)%		1.88	%(2)	5.25%	1.62%	4.81%	3.42%
Ratios/supplemental data
Net assets, end of period (in millions)	$16		$22		$21	$24	$22	$12
Ratio of expenses to average net assets	1.64	%(4)	1.62	%(3)	1.57%	1.47%	1.44%	1.45%
Ratio of net investment income to
average net assets	2.49	%(4)	2.37	%(3)	2.60%	2.83%	2.75%	2.82%
Portfolio turnover rate	15%		8	%(2)	11%	9%	3%	6%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.77	%(4)(5)	1.75	%(3)	1.72%	1.69%	1.72%	1.75%
Ratio of net investment income to
average net assets	2.36	%(4)(5)	2.24	%(3)	2.45%	2.61%	2.47%	2.52%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.64	%(4)	1.62	%(3)	1.57%	1.47%	1.44%	1.44%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.73% and 2.40%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31.
The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

29 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.79		$10.78		$10.51	$10.63	$10.44	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.33		0.25		0.35	0.37	0.37	0.37
Net gain (loss) on securities (both
realized and unrealized)	(0.32)		0.01		0.27	(0.12)	0.19	0.06
Total from investment operations	0.01		0.26		0.62	0.25	0.56	0.43
Less distributions (note 9):
Dividends from net investment income	(0.33)		(0.25)		(0.35)	(0.37)	(0.37)	(0.38)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.33)		(0.25)		(0.35)	(0.37)	(0.37)	(0.38)
Net asset value, end of period	$10.47		$10.79		$10.78	$10.51	$10.63	$10.44
Total return(not reflecting sales charge)	0.17%		2.41	%(2)	5.99%	2.42%	5.45%	4.17%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.3		$0.3		$0.3	$0.3	$0.3	$0.3
Ratio of expenses to average net assets	0.94	%(4)	0.93	%(3)	0.87%	0.78%	0.74%	0.74%
Ratio of net investment income to
average net assets	3.18	%(4)	3.07	%(3)	3.29%	3.25%	3.49%	3.54%
Portfolio turnover rate	15%		8	%(2)	11%	9%	3%	6%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.07	%(4)(5)	1.06	%(3)	1.02%	1.00%	1.02%	1.04%
Ratio of net investment income to
average net assets	3.05	%(4)(5)	2.94	%(3)	3.14%	3.30%	3.20%	3.24%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.94	%(4)	0.93	%(3)	0.87%	0.78%	0.74%	0.73%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.03% and 3.09%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31.
The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

30 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.79		$10.78		$10.51	$10.64	$10.44	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.36		0.28		0.38	0.40	0.40	0.40
Net gain (loss) on securities (both
realized and unrealized)	(0.31)		–		0.27	(0.13)	0.20	0.05
Total from investment operations	0.05		0.28		0.65	0.27	0.60	0.45
Less distributions (note 9):
Dividends from net investment income	(0.36)		(0.27)		(0.38)	(0.40)	(0.40)	(0.40)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.36)		(0.27)		(0.38)	(0.40)	(0.40)	(0.40)
Net asset value, end of period	$10.48		$10.79		$10.78	$10.51	$10.64	$10.44
Total return(not reflecting sales charge)	0.56%		2.65	%(2)	6.31%	2.64%	5.86%	4.46%
Ratios/supplemental data
Net assets, end of period (in millions)	$86		$93		$82	$67	$52	$50
Ratio of expenses to average net assets	0.64	%(4)	0.62	%(3)	0.57%	0.47%	0.44%	0.45%
Ratio of net investment income to
average net assets	3.48	%(4)	3.37	%(3)	3.59%	3.83%	3.78%	3.83%
Portfolio turnover rate	15%		8	%(2)	11%	9%	3%	6%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.77	%(4)(5)	0.75	%(3)	0.72%	0.69%	0.72%	0.75%
Ratio of net investment income to
average net assets	3.35	%(4)(5)	3.24	%(3)	3.43%	3.61%	3.49%	3.53%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.64	%(4)	0.62	%(3)	0.57%	0.47%	0.44%	0.44%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.39%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31.
The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

31 | Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Diana P. Herrmann New York, NY (1958) (5)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and 2010-2013); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

John J. Partridge Providence, RI (1940) (7)	Trustee of Aquila Municipal Trust since 2013	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005 and 2008-2013; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None

32 | Aquila Narragansett Tax-Free Income Fund

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm, since 2012; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

33 | Aquila Narragansett Tax-Free Income Fund

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Professor, Marriott School of Management, Brigham Young University, 1980-present; Dean, Marriott School of Management, 2008-2013 and Associate Dean, 1991-2000; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

David A. Duffy North Kingstown, RI (1939)	Trustee of Aquila Municipal Trust since 2013	Retired; Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	5	Formerly Delta Dental of Rhode Island

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001 and Chair of the Board of Trustees 2011-2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	7	None

34 | Aquila Narragansett Tax-Free Income Fund

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lyle W. Hillyard Logan, UT (1940)	Trustee of Aquila Municipal Trust since 2009	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	5	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

35 | Aquila Narragansett Tax-Free Income Fund

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

_____________________
(1) The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.
(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.
(7) Mr. Partridge is deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, because he serves as a senior counsel of a law firm that performs legal services for RBS Citizens, N.A. The sub-adviser to the Fund is a department of RBS Citizens, N.A.

36 | Aquila Narragansett Tax-Free Income Fund

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013, and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)	Senior Vice President of Aquila Municipal Trust since 2004 and Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2009
Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

37 | Aquila Narragansett Tax-Free Income Fund

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President of Aquila Municipal Trust since 2001
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013, and Aquila Funds Trust since 2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

38 | Aquila Narragansett Tax-Free Income Fund

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2013
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

39 | Aquila Narragansett Tax-Free Income Fund

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

____________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2) The term of office of each officer is one year.
(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

40 | Aquila Narragansett Tax-Free Income Fund

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2013 and held for the six months ended March 31, 2014.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2014

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	3.75%	$1,000.00	$1,037.50	$3.96
Class C	3.31%	$1,000.00	$1,033.10	$8.26
Class I	3.57%	$1,000.00	$1,035.70	$4.72
Class Y	3.82%	$1,000.00	$1,038.20	$3.20

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares.Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.78%, 1.63%, 0.93% and 0.63% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

41 | Aquila Narragansett Tax-Free Income Fund

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2014

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.04	$3.92
Class C	5.00%	$1,000.00	$1,016.80	$8.20
Class I	5.00%	$1,000.00	$1,020.29	$4.67
Class Y	5.00%	$1,000.00	$1,021.79	$3.17

(1)
Expenses are equal to the annualized expense ratio of 0.78%, 1.63%, 0.93% and 0.63% for the Trust’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

42 | Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2013, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2014, $7,754,144 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 99.76% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

     Prior to February 15, 2014, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2013 calendar year.

43 | Aquila Narragansett Tax-Free Income Fund

PRIVACY NOTICE (unaudited)

Aquila Narragansett Tax-Free Income Fund

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

44 | Aquila Narragansett Tax-Free Income Fund

Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Investment Sub-Adviser
     CITIZENS INVESTMENT ADVISORS,
A DEPARTMENT OF RBS CITIZENS, N. A.
     One Citizens Plaza
Providence, Rhode Island 02903

Board of Trustees
     John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
David A. Duffy
Grady Gammage, Jr.
     Lyle W. Hillyard
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
     Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Stephen J. Caridi, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
 120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
     BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
Dallas, Texas 75254

Independent Registered Public Accounting Firm
     TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

Annual Report March 31, 2014

Aquila Tax-Free Fund For Utah “Aquila Turns 30!” Serving Utah investors since 1992

May, 2014

Dear Fellow Shareholder:

I’d like to take you back 30 years - to the year 1984.

1984 was the year that

•	Geraldine Ferraro became the 1st woman major-party vice presidential candidate;

•	Apple introduced the Macintosh computer with the promise to put the creative power of technology in everyone’s hands; and,

•	Aquila Management Corporation (“Aquila”), the Founder and Sponsor of Aquila Tax-Free Fund for Utah (the “Fund”), was founded.

We are very proud of the fact that Aquila Tax-Free Fund for Utah, and the 6 other single state tax-free municipal bond funds sponsored by Aquila, have served thousands of residents and local municipal projects over the years.

Besides providing you and our other shareholders with double tax-free income, these 7 Aquila-sponsored funds have continually helped to improve the quality of life throughout their respective states by investing in these local, and oftentimes critical, municipal projects.

While we have made certain changes, out of necessity or desire, over the past 30 years, we have also taken great pride in sticking to our core values and beliefs:

•	First and foremost, never forgetting that it is your money and your Fund, investing in your state.

•
Second, we value the fact that you and your fellow shareholders have invested in the Fund based upon its investment strategy which is designed to provide as high a level of double tax-free income, as is consistent with the preservation of capital.

•	We believe having local trustees and local portfolio management adds a unique benefit to our funds. We don’t have to read about issues affecting the state, because we have our local eyes and ears.

Our portfolio management teams are attuned to the nuances of the local municipal markets—the economy and policy decisions. Collectively, they are in a better position to “kick the tires”—periodically visiting individual projects as deemed desirable, monitoring economic developments, staying familiar with local officials responsible for managing budgets, and observing the mood of the electorate as various projects are put to a vote.

NOT A PART OF THE ANNUAL REPORT

•	We don’t believe in using financial jargon – instead, we seek to provide information in an easy to understand format.

•
As much as possible, we like to know our shareholders and like for you to know us. Annual in-state shareholder meetings give us the opportunity to do so. Aquila is very unique in the degree of shareholder participation we encourage.

•	And, having an open forum at these annual meetings where shareholders can ask any questions they may have has been one of our primary goals since day one.

So while we embrace all the advances that the last 30 years have offered us all, we also like the good, old-fashioned face-to-face way of doing business.

We’ve thoroughly enjoyed the last 30 years of serving you and your communities. We hope you will continue to join us on this fulfilling journey.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

1 | Aquila Tax-Free Fund for Utah

Aquila Tax-Free Fund For Utah ANNUAL REPORT Management Discussion Serving Utah investors since 1992

Fund Performance

     Calendar year 2013 was an exciting year in financial markets. Fixed income markets were rocked when the Federal Reserve (the “Fed”) hinted at a reduction of quantitative easing (“QE”) and then bounced back when QE was actually reduced. According to The Bond Buyer, Lipper Fund Market Information data indicated that municipal tax-free funds began to experience weekly redemptions in late May, as continued to be the case for the remainder of the year. Fears of higher interest rates, Detroit City’s bankruptcy, financial problems in Puerto Rico and a soaring equity market generally had investors reallocating assets from fixed income to the equity market.

     Aquila Tax-Free Fund For Utah (the “Fund”) was able to navigate the pressures on fixed income funds and outperform various other tax-free municipal bond funds as well as the Barclays Capital Quality Intermediate Municipal Bond Index (the “Index”). For the fiscal year ending March 31, 2014, the Fund’s Class Y shares had a total return of 1.07% as compared to the total return of the index of 0.93%. One reason for the good performance was the defensive stance the Fund has taken over the past 4 years. Our improved credit quality, shorter modified duration, and shorter weighted average maturity have allowed Aquila Tax-Free Fund For Utah to do well even with all the negative headlines and rising interest rates.

Municipal Market

     We believe the municipal market is poised for changes in the coming years. Regulations, announced but not yet implemented, from Dodd/Frank, the Securities and Exchange Commission (“SEC”), and the Internal Revenue Service (“IRS”) will likely shape the future of municipal bonds. Banks, which over the past few years have been big buyers of municipal bonds, may have to reserve more capital against their municipal bond holdings. The SEC will be ruling on new requirements for Broker-Dealers who offer municipal bonds to investors, while the IRS is looking to increase underwriting requirements for those firms that offer new issue municipal bonds. If all regulations go into effect, without any modifications, it could lead to less liquidity in municipal bonds.

     We believe the fundamentals of the municipal market remain positive. Helping the sector in early 2014 was a dramatic decline in new issuance. For the first three months, national issuance was down 26% from the first quarter of 2013. Moreover, it appears that annual issuance could be below $300 billion, the lowest since 2001.

     As a measure of the relative value of municipal bonds, the Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury of similar maturity) has declined somewhat after several months at levels well above 100%. To illustrate, a ten-year AAA municipal bond as measured by Bloomberg Fair Value was 2.12% as of April 1, 2013. The ten-year Treasury at that time was 1.83% for a ratio of 115%. By the end of our fiscal year at March 31, 2014, the yields were 2.87%

2 | Aquila Tax-Free Fund for Utah

MANAGEMENT DISCUSSION (continued)

and 2.72%, respectively for a ratio of 105%. We attribute the improved performance of municipals to demand for tax-exempt income and the easing of credit concerns as state and municipal balance sheets have shown improvement.

     New issuance of municipal bonds in the State of Utah was down over 31% from 2012 to 2013. Through March of 2014 new issuance of municipal bonds in Utah is down 6% from the same period in 2013. It is expected that issuance could be down in 2014 by nearly 20% from 2013.

     We believe municipal issuers will remain hesitant to add debt service costs to tight budgets. Low issuance of municipal debt should keep municipal bond prices firm and, in our view, contribute to stronger relative performance in 2014.

U.S. Economy

     We expect the U.S. economy to continue on its modest growth trend. Employment continues to improve, but at a pace below that needed to absorb all the new workers entering the marketplace. Housing has improved but is sensitive to even small increases in mortgage rates and/or increased prices. The China, European and South American markets appear to be slowing or remaining in a struggling growth pattern. Inflation, always a concern, appears to be staying in a manageable 1% to 2% range. The Fed is on target to “taper” and end its bond purchase program. This should allow an expected increase in the Federal Funds rate sometime in 2015. In summary, we expect the U.S. economy to remain subdued and manageable.

State Economy

     Governor Gary Herbert says he is often asked why Utah’s economy outperforms most states. “It’s really quite simple. We believe in the fundamentals and know how to execute them to grow our economy.” These fundamentals include, low taxes, government efficiency, living within the state’s means, saving money, and creating a skilled workforce.

     Utah collects the 44th lowest amount of tax revenue per capita in the nation. And of the 45 states that have corporate taxes, Utah has the third lowest at 5 percent.

     Herbert said, “We don’t spend more than we take in. In fact, we save some money for a rainy day, and we don’t take on unnecessary debt. That’s why we are one of only a handful of states in America to maintain a AAA bond rating.” Utah works hard to be business friendly and eliminate unneeded regulations. “Regulations are like weeds in a ditch bank. They impede the flow of commerce. Business — not government — is the backbone of Utah’s economy,” Herbert said.

     The Utah economy created 32,200 jobs during the past 12 months, with an unemployment rate hovering around 4%, but it still leaves over 57,000 people in Utah unemployed.

     The business climate in Utah does entice companies to locate in the state, with many of the companies in the global market place. Utah has a goal of two-thirds of the workforce with a college education or certificate by the year 2020, creating a skilled workforce with a goal to keep the state competitive globally.

3 | Aquila Tax-Free Fund for Utah

MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

     We intend to continue to take a defensive posture with Aquila Tax-Free Fund For Utah’s portfolio, taking on call risk, where prudent, keeping a short duration and keeping the weighted average maturity in the 12 to 16 year range. We expect that the Fund will face a number of calls on our higher yielding charter school portfolio holdings over the next year. Charter schools have generally performed well financially over the past 5 years and now have the opportunity to refinance their debt with bonds that will carry the Moral Obligation of the State of Utah. In this low yield environment, it is expected to be difficult to replace these higher yielding bonds.

Mutual fund investing involves risk and loss of principal is possible.

     The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

     The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point in time.

     Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

     The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

     From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bond by certain issuers. To the extent that the Fund holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment.

     If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

     A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

     Past performance is not a guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

     Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

4 | Aquila Tax-Free Fund for Utah

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund For Utah for the 10-year period ended March 31, 2014 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance for the limited number of states in which Aquila Tax-Free Fund for Utah may invest.

	Average Annual Total Return
	for periods ended March 31, 2014
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 7/24/92
With Maximum Sales Charge	(3.06)%	5.26%	3.66%	4.93%
Without Sales Charge	0.96	6.12	4.09	5.13
Class C since 5/21/96
With CDSC*	(0.85)	5.28	3.26	3.98
Without CDSC	0.15	5.28	3.26	3.98
Class Y since 5/21/96
No Sales Charge	1.07	6.33	4.29	5.11
Barclays Capital Index	0.93	4.32	4.07	5.11	(Class A)
				4.90	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (AMT). Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Tax-Free Fund for Utah

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Fund For Utah:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Fund For Utah as of March 31, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the nine month period ended March 31, 2013 and the year ended June 30, 2012, and the financial highlights for the year then ended, the nine month period ended March 31, 2013 and each of the four years in the period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Fund For Utah as of March 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2014

6 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (18.6%)	(unaudited)	Value
	City, County and State (2.6%)
	Anderson, Indiana San District
$505,000	4.600%, 07/15/23 AMBAC Insured	A1/A-/NR	$507,025
	Coral Canyon, Utah Special Service
	District
80,000	4.850%, 07/15/17	NR/NR/NR*	80,080
	Houston, Texas Public Improvement
1,000,000	5.000%, 03/01/29	Aa2/AA+/NR	1,118,280
	McKinney, Texas
1,700,000	4.500%, 08/15/23 Syncora
	Guarantee, Inc. Insured	Aa1/AAA/NR	1,773,185
1,375,000	5.000%, 08/15/24 AMBAC Insured	Aa1/AAA/NR	1,471,676
	Washington State Various Purpose
1,405,000	5.000%, 07/01/30 Series A	Aa1/AA+/AA+	1,528,879
2,465,000	5.000%, 07/01/31 Series A	Aa1/AA+/AA+	2,674,254
	Total City, County and State		9,153,379

	Education - Public Schools (2.0%)
	Brownsboro, Texas Independent
	School District
490,000	zero coupon, 08/15/16 PSF Guaranteed	NR/AAA/NR	478,005
	Burnet, Texas Consolidated
	Independent School District
1,460,000	0.050%, 08/01/14 PSF Guaranteed	AAA/NR/NR	1,459,810
	Clark County, Nevada School District
1,150,000	5.000%, 06/15/18 Series B AGMC
	Insured	A1/AA/A	1,159,453
	Florida State Board of Education Public
	Education Capital Outlay
2,000,000	4.750%, 06/01/30 2005 Series F	Aa1/AAA/AAA	2,137,520
	Houston, Texas Community College
	System (Harris and Fort Bend Counties)
500,000	5.000%, 02/15/27	Aa1/AA+/NR	515,530
	Yakima County, Washington School
	District #201 School Board Guaranty
	Program
1,475,000	0.050%, 12/01/14	Aa1/NR/NR	1,472,758
	Total Education - Public Schools		7,223,076

7 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Hospital (0.6%)
	Skagit County, Washington Public
	Hospital District No. 002, Refunding,
	Island Hospital
$1,120,000	0.250%, 12/01/15	A1/NR/NR	$1,103,827
	Whidbey Island, Washington Public
	Hospital District
1,000,000	5.500%, 12/01/33	A2/NR/NR	1,061,430
	Total Hospital		2,165,257

	Local Public Property (6.1%)
	Clark County, Nevada, Refunding
2,280,000	5.000%, 12/01/29 Series A	Aa1/AA/NR	2,454,146
1,000,000	5.000%, 07/01/23 Series B	Aa1/AA/NR	1,102,550
2,000,000	5.000%, 11/01/28 AGMC Insured	Aa1/AA/AA	2,197,160
2,000,000	4.750%, 06/01/30 AGMC Insured	Aa1/AA/NR	2,075,620
1,000,000	4.750%, 11/01/27 NPFG/ FGIC Insured	Aa1/AA/NR	1,049,210
	Henderson, Nevada Refunding Various
	Purpose
1,000,000	5.000%, 06/01/33 Series B	Aa2/AA/NR	1,082,400
	Hurst, Texas Refunding & Improvement
570,000	0.050%, 08/15/15	Aa2/AA/NR	567,902
	Miami-Dade County, Florida Building
	Better Communities Program
1,170,000	5.000%, 07/01/29 NPFG/ FGIC Insured	Aa2/AA/AA	1,225,926
	Reno, Nevada, Capital Improvement
	Refunding
1,000,000	5.000%, 06/01/28	A1/A-/NR	1,075,220
	San Angelo, Texas Certificates of
	Obligation
2,765,000	5.000%, 02/15/30 Series A	Aa2/AA/AA+	2,963,416
	San Patricio County, Texas Certificates
	of Obligation
2,260,000	4.750%, 04/01/31 AMBAC Insured	Aa3/NR/NR	2,337,337
	State of Washington
1,500,000	zero coupon, 01/01/18 Series S-2
	AGMC Insured	Aa1/AA+/AA+	1,432,155
	Washoe County, Nevada Refunding
	Reno Sparks Convention
2,000,000	5.000%, 07/01/28	Aa2/AA/NR	2,182,380
	Total Local Public Property		21,745,422

8 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	School District (3.9%)
	Clark County, Nevada School District
$500,000	5.000%, 06/15/28 Series A	A1/AA-/A	$544,110
	Comal, Texas Independent School
	District
1,125,000	5.000%, 02/01/36 PSF Guaranteed	Aaa/NR/AAA	1,182,127
	Granite School District, Utah, Salt Lake
	County School Building School Board
	Guaranty Program
1,000,000	5.000%, 06/01/31	Aaa/NR/AAA	1,102,230
	Irving, Texas Independent School
	District Capital Appreciation Refunding
1,000,000	zero coupon, 02/15/20 PSF Guaranteed	Aaa/AAA/NR	802,170
	Magnolia, Texas Independent School
	District Schoolhouse
1,495,000	5.000%, 08/15/25 NPFG/ FGIC
	Insured (pre-refunded)	Aa3/NR/NR	1,592,893
	Midlothian, Texas Independent School
	District
1,145,000	zero coupon, 02/15/18 PSF Guaranteed	Aaa/AAA/NR	1,083,204
	Navasota, Texas Independent
	School District
475,000	5.000%, 08/15/23 NPFG/ FGIC
	Insured (pre-refunded)	A1/NR/NR	483,531
	North East Independent School District,
	Texas
1,000,000	5.000%, 08/01/33 NPFG Insured PSF
	Guaranteed	Aaa/AAA/NR	1,010,580
	Schertz-Cibolo Universal City, Texas
	Independent School District
2,325,000	5.000%, 02/01/36 PSF Guaranteed	Aaa/NR/AAA	2,445,226
	Uintah County, Utah School District
	School Board Guaranty Program
455,000	4.250%, 02/01/24 (pre-refunded)	Aaa/NR/NR	495,654
	Wasatch County, Utah School District
	School Board Guaranty Program
880,000	5.000%, 06/01/25	Aaa/NR/NR	942,119
	Washoe County, Nevada School District
	Refunding & School Improvement
2,000,000	5.000%, 06/01/30 Series A	Aa3/AA/NR	2,177,900
	Total School District		13,861,744

9 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Transportation (1.8%)
	Texas State Transportation Commission
	Mobility Fund
$1,140,000	5.000%, 04/01/27 Series A	Aaa/AAA/AAA	$1,263,485
5,000,000	5.000%, 04/01/35	Aaa/AAA/AAA	5,296,900
	Total Transportation		6,560,385

	Utilities (1.6%)
	Central Utah Water Conservancy
	District Refunding
765,000	5.000%, 04/01/28 Series B	NR/AA+/AAA	857,810
	Las Vegas Valley, Nevada Water
	District Refunding
1,000,000	5.000%, 06/01/30 Series C	Aa2/AA+/NR	1,092,260
	Las Vegas Valley, Nevada Water District
	Refunding & Water Improvement
2,600,000	5.000%, 02/01/38 Series A	Aa2/AA+/NR	2,677,324
	Virgin Valley, Nevada Water District
955,000	5.000%, 03/01/34 AGC Insured	A1/NR/NR	979,830
	Total Utilities		5,607,224

	Total General Obligation Bonds		66,316,487

	Revenue Bonds (79.8%)

	Airport (1.6%)
	Alaska State International Airport
	Revenue
35,000	5.000%, 10/01/24 AMBAC Insured AMT	A1/NR/A+	35,087
	Broward County, Florida Airport System
	Revenue Refunding
1,000,000	5.375%, 10/01/29 Series O	A1/A+/A	1,104,550
	Clark County, Nevada Passenger Facilities
	Charge Revenue Las Vegas-McCarran
	International Airport
1,500,000	5.000%, 07/01/30	A1/A+/NR	1,647,195
	Miami-Dade County, Florida Aviation
	Revenue Miami International Airport
1,675,000	5.000%, 10/01/22 Series A-1	A2/A/A	1,859,870
	Reno-Tahoe, Nevada Airport Authority
	Revenue Refunding
1,000,000	5.000%, 07/01/26 AGMC Insured	A2/NR/A	1,032,280
	Total Airport		5,678,982

10 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Education (9.3%)
	Florida Higher Education Facilities
	Authority Revenue, Refunding,
	Rollins College Project
$1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	$1,046,430
	Florida State Board of Education Public
	Education
210,000	4.500%, 06/01/25 AGMC Insured	Aa1/AAA/AAA	213,587
	Hammond, Indiana School Building
	Corp. First Mortgage
1,030,000	5.000%, 07/15/31 NPFG Insured
	(pre-refunded)	Baa1/AA+/NR	1,068,841
	Hillsborough County, Florida School
	Board COP
510,000	4.250%, 07/01/26 NPFG Insured	Aa2/AA-/AA	535,515
1,500,000	5.000%, 07/01/31 NPFG Insured	Aa2/AA-/AA	1,543,830
	Salt Lake County, Utah Westminster
	College Project
825,000	4.750%, 10/01/20	NR/BBB/NR	850,047
870,000	4.750%, 10/01/21	NR/BBB/NR	894,926
2,300,000	5.000%, 10/01/22	NR/BBB/NR	2,339,721
1,250,000	5.000%, 10/01/25	NR/BBB/NR	1,266,513
600,000	5.000%, 10/01/27	NR/BBB/NR	611,682
2,025,000	5.125%, 10/01/28	NR/BBB/NR	2,045,999
	Southern Utah University Revenue
	Refunding, Auxiliary System Student
	Building Fee
875,000	4.000%, 05/01/19	NR/AA/NR	968,905
	Texas State University System Financing
	Revenue
2,000,000	5.250%, 03/15/25	Aa2/AA-/AA	2,272,580
	Tooele County, Utah Municipal Building
	Authority School District Lease Revenue
1,000,000	5.000%, 06/01/28	A1/A+/NR	1,049,270
	Utah State Board of Regents
2,980,000	4.500%, 04/01/29	Aa2/AA/NR	3,164,879
	Utah State Board of Regents Lease
	Revenue
410,000	4.500%, 05/01/20 AMBAC Insured	NR/AA/NR	425,986
425,000	4.500%, 05/01/21 AMBAC Insured	NR/AA/NR	438,953

11 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Education (continued)
	Utah State Board of Regents Lease
	Revenue (continued)
$450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	$464,706
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	123,638
	Utah State Board of Regents Office
	Facility Revenue
1,045,000	5.000%, 04/01/23 NPFG Insured
	(pre-refunded)	Aa2/AA-/NR	1,095,024
	Utah State Board of Regents, Utah, Valley
	University Student Center Building
	Fee And Unified System Revenue
3,005,000	5.000%, 11/01/28 Series 2012A	NR/AA/NR	3,357,667
	Utah State University Student
	Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,434,895
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,504,091
	Warsaw, Indiana Multi-School Building
	Corp., First Mortgage
1,800,000	5.450%, 01/15/28 Series B	NR/AA+/NR	1,914,732
	Washington State Higher Education
	Facilities Authority Revenue, Refunding,
	Gonzaga University Project
950,000	5.000%, 04/01/24 Series B	A3/NR/NR	1,001,414
	Weber State University, Utah Student
	Facilities System
1,275,000	5.125%, 04/01/32 NPFG Insured	Baa1/AA/NR	1,308,660
	Total Education		32,942,491

	Education - Charter Schools (10.2%)
	La Vernia, Texas Higher Education
	Finance Corp., Jubilee Academy
3,344,600	6.500%, 03/15/38 144A***	NR/NR/NR*	3,203,826
	Utah County, Utah Charter School
	Revenue Lakeview Academy
175,000	5.350%, 07/15/17 Series A	NR/BBB-/NR	181,605
610,000	4.500%, 07/15/22	NR/BBB-/NR	589,480
	Utah County, Utah Charter School
	Revenue Renaissance Academy
200,000	5.350%, 07/15/17 Series A 144A	NR/NR/NR*	202,260

12 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Education - Charter Schools (continued)
	Utah County, Utah Charter School
	Revenue, Ronald Wilson Reagan
	Academy
$1,000,000	6.000%, 02/15/38 Series A	NR/BBB-/NR	$1,006,410
	Utah State Charter School Finance
	Authority Fast Forward Academy
2,891,500	6.500%, 11/15/37 144A	NR/NR/NR*	2,614,610
	Utah State Charter School Finance
	Authority George Washington Academy
1,000,000	6.750%, 07/15/28	NR/BB+/NR	1,006,120
	Utah State Charter School Finance
	Authority Legacy Preparatory Academy
5,430,000	6.750%, 06/15/38 144A	NR/NR/NR*	5,028,723
7,480,000	6.750%, 06/15/39 144A	NR/NR/NR*	6,879,431
	Utah State Charter School Finance
	Authority Monticello Academy
	(School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,060,730
	Utah State Charter School Finance
	Authority Ogden Preparatory Academy
	(School Board Guaranty Program)
475,000	4.000%, 10/15/22	NR/AA/NR	501,358
505,000	4.000%, 10/15/23	NR/AA/NR	527,654
525,000	4.000%, 10/15/24	NR/AA/NR	544,215
	Utah State Charter School Finance
	Authority Providence Hall Elementary
	School (School Board Guaranty
	Program)
1,000,000	5.250%, 10/15/28 Series 2013A	NR/AA/NR	1,109,980
1,000,000	5.000%, 10/15/33 Series 2013A	NR/AA/NR	1,044,710
	Utah State Charter School Finance
	Authority, Refunding & Improvement,
	Davinci Academy
1,000,000	7.050%, 09/15/26 Series 2011A	NR/BBB-/NR	1,081,300
	Utah State Charter School Finance
	Authority Ronald Wilson Reagan
	Academy
1,100,000	5.750%, 02/15/22 Series A	NR/BBB-/NR	1,133,671

13 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Education - Charter Schools (continued)
	Utah State Charter School Finance
	Authority Venture Academy
$6,950,000	6.750%, 11/15/38 144A	NR/NR/NR*	$6,951,182
	Utah State Charter School Finance
	Authority Wasatch Peak Academy
	Project, School Board Guaranty Program
740,000	5.000%, 10/15/29	NR/AA/NR	798,541
700,000	5.000%, 10/15/36	NR/AA/NR	722,064
	Total Education - Charter Schools		36,187,870

	Hospital (5.3%)
	Brevard County, Florida Health Facilities
	Authority Health First Inc. Project
1,215,000	5.000%, 04/01/18	A3/A-/NR	1,290,585
	Campbell County, Wyoming Hospital
	District, Hospital Revenue, Memorial
	Hospital Project
1,040,000	5.000%, 12/01/20	NR/A-/NR	1,102,431
1,000,000	5.500%, 12/01/34	NR/A-/NR	1,029,280
	Harris County, Texas Health Facility
	Development Corp. Christus Health
	Series A-6
800,000	4.750%, 07/01/30 AGMC Insured	A1/AA/NR	832,368
	Henderson, Nevada Health Care
	Facilities, Catholic Healthcare West
1,350,000	5.250%, 07/01/31 Series B	A3/A/A	1,368,184
	Indiana Finance Authority Hospital
	Revenue, Parkview Health System,
	Unrefunded balance
300,000	5.875%, 05/01/29	A1/A+/NR	300,795
	King County, Washington Public
	Hospital District No. 002, Refunding,
	Evergreen Healthcare
1,000,000	5.250%, 12/01/28	Aa3/A+/NR	1,090,100
	Murray City, Utah Hospital Revenue,
	Intermountain Health Care Health
	Services, Inc.
4,080,000	0.060%, 05/15/37 Series D VRDO**	Aa1/AA+/NR	4,080,000

14 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Hospital (continued)
	Reno, Nevada Hospital Revenue,
	Washoe Medical Center
$725,000	5.000%, 06/01/23 AGMC Insured	A2/AA/NR	$758,154
680,000	5.000%, 06/01/23 AGMC Insured	A2/AA/NR	711,096
	Richmond, Indiana Hospital Revenue
250,000	5.000%, 01/01/19	NR/A/A	263,898
	Riverton, Utah Hospital Revenue,
	Intermountain Health Care Health
	Services, Inc.
940,000	5.000%, 08/15/36	Aa1/AA+/NR	988,664
	Tarrant County, Texas Cultural Education
	Facilities Finance Corp., Christus Health
500,000	5.250%, 07/01/25	A1/A+/NR	505,865
	Tarrant County, Texas Cultural Education
	Facilities Finance Corp. Hospital
	Refunding, Scott & White Healthcare
	Project
1,000,000	5.250%, 08/15/25	Aa3/A+/AA-	1,108,080
	Utah County, Utah Hospital Revenue,
	Intermountain Health Care Health
	Services, Inc.
880,000	5.000%, 05/15/28	Aa1/AA+/NR	963,644
500,000	5.000%, 05/15/29	Aa1/AA+/NR	543,945
	Utah State Board of Regents, University
	of Utah Hospital Revenue,
	Unrefunded Balance
1,245,000	5.000%, 08/01/31	NR/AA/NR	1,317,496
	Washington State Health Care Facilities
	Authority Revenue, Refunding, Fred
	Hutchinson Cancer
595,000	5.000%, 01/01/18	A2/A/NR	647,164
	Total Hospital		18,901,749

	Housing (1.1%)
	Utah Housing Corporation Single Family
	Mortgage
690,000	6.100%, 01/01/29 AMT	Aa3/AA-/AA-	714,543
490,000	4.950%, 01/01/32 Series A Class II	Aa2/AA/AA	504,769
1,640,000	4.500%, 01/01/24 Series A Class III	Aa3/AA-/AA-	1,697,630
335,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA/AA	343,469
570,000	4.500%, 07/01/23 Series C	Aa3/AA-/AA-	592,908
	Total Housing		3,853,319

15 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Local Public Property (14.3%)
	CIVIC Ventures Alaska Revenue
	Anchorage Convention Center
$1,285,000	4.625%, 09/01/30 NPFG Insured	A1/AA-/A+	$1,293,584
	Clark County, Nevada Improvement
	District Special Local Improvement
	#128 (Summerlin)
500,000	5.000%, 02/01/21 Series A	NR/NR/NR*	448,410
	Draper, Utah Sales Tax Revenue
1,000,000	5.000%, 05/01/32 Series A	NR/AA/NR	1,101,030
	Eagle Mountain, Utah Special
	Assessment Area
670,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	722,099
	Herriman, Utah Special Assessment
	Towne Center Assessment Area
1,045,000	4.875%, 11/01/23	NR/AA-/NR	1,133,146
1,150,000	5.000%, 11/01/25	NR/AA-/NR	1,241,057
1,975,000	5.000%, 11/01/29	NR/AA-/NR	2,035,020
	Jacksonville, Florida Special Revenue
	and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	Aa2/AA-/AA	1,120,316
	New Albany, Indiana Development
	Authority
500,000	4.250%, 02/01/22	NR/A+/NR	517,495
	Orem, Utah Special Assessment
1,150,000	7.750%, 11/01/25	NR/NR/NR*	1,163,455
	Reedy Creek, Florida Improvement
	District
1,000,000	5.250%, 06/01/29 Series A	Aa3/A+/AA-	1,131,910
	Riverton City, Utah Franchise & Sales Tax
	Revenue
1,585,000	5.000%, 06/01/31 AMBAC Insured	NR/AA-/AA	1,644,422
1,000,000	5.250%, 12/01/36	NR/AA-/AA	1,089,430
	Salt Lake City, Utah Local Building
	Authority Lease Revenue
955,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	1,026,281
	Salt Lake Valley, Utah Fire Service
	District Lease Revenue
2,645,000	5.200%, 04/01/28	Aa2/NR/AA-	2,861,467
1,000,000	5.250%, 04/01/30	Aa2/NR/AA-	1,079,020

16 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Local Public Property (continued)
	Sevier County, Utah Municipal Building
	Authority Lease Revenue Refunding
$915,000	5.000%, 11/15/19 NPFG/ FGIC Insured
	(pre-refunded)	Baa1/NR/NR	$920,115
	St. Augustine, Florida Capital
	Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/A+/A+	530,650
	St. Lucie County, Florida School Board
	COP Master Lease Program
500,000	5.000%, 07/01/30 Series A	Aa3/A/A+	544,340
	Twin Creeks, Utah Special Services
	District
10,984,569	10.000%, 07/15/30 144A	NR/NR/NR*	11,004,671
	Uintah County, Utah Municipal Building
	Authority Lease Revenue
500,000	5.000%, 06/01/24	NR/A+/NR	531,975
2,000,000	5.300%, 06/01/28	NR/A+/NR	2,112,780
1,005,000	5.500%, 06/01/37	NR/A+/NR	1,044,235
1,120,000	5.500%, 06/01/40	NR/A+/NR	1,160,275
	Utah Transit Authority Sales Tax
	Revenue, Series A
1,000,000	5.000%, 06/15/28	Aa2/AAA/AA	1,113,840
	Wasatch County, Utah Municipal
	Building Authority
535,000	0.250%, 12/01/14	NR/AA-/AA-	533,909
	Washington County/St. George
	Interlocal Agency, Utah Lease
	Revenue Refunding
650,000	0.500%, 12/01/15 Series A	A1/A+/NR	645,938
1,365,000	0.500%, 12/01/16 Series A	A1/A+/NR	1,337,236
	Weber County, Utah Municipal
	Building Authority
325,000	5.250%, 12/15/19 AMBAC Insured	Aa3/NR/NR	331,952
	Weber County, Utah Special Assessment
	Summit Mountain Area
1,500,000	5.500%, 01/15/28	NR/AA-/NR	1,663,995
4,130,000	5.750%, 01/15/33	NR/AA-/NR	4,573,479
	West Bountiful, Utah Courthouse Revenue
410,000	5.000%, 05/01/19 (pre-refunded)	NR/NR/NR*	411,546

17 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	West Valley City, Utah Municipal Building
	Authority Lease Revenue Refunding
$1,645,000	4.500%, 08/01/22 Series A
	NPFG/ FGIC Insured	NR/AA-/A+	$1,767,256
	West Valley City, Utah Sales Tax Revenue
	Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	1,233,680
	Total Local Public Property		51,070,014

	State Agency (1.9%)
	Utah Infrastructure Agency
	Telecommunications & Franchise Tax
1,000,000	5.500%, 10/15/30 Series A AGMC
	Insured	A2/AA/NR	1,108,380
1,475,000	5.250%, 10/15/33 Series A AGMC
	Insured	A2/AA/NR	1,586,923
	Utah State Building Ownership Authority
	Lease Revenue Refunding State
	Facilities Master Lease Program
465,000	5.000%, 05/15/21 (pre-refunded)	Aa1/AA+/NR	510,035
510,000	5.000%, 05/15/23 (pre-refunded)	Aa1/AA+/NR	559,394
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,168,610
1,575,000	5.000%, 05/15/26	Aa1/AA+/NR	1,717,868
	Total State Agency		6,651,210

	Tax Revenue (4.5%)
	Bountiful City, Utah Sales Tax
	Refunding Bond
832,000	4.000%, 06/01/17	NR/AA/NR	885,340
	Brigham, Utah Special Assessment
	Voluntary Assessment Area
1,140,000	5.250%, 08/01/23	A1/NR/NR	1,191,562
676,000	5.500%, 08/01/29	A1/NR/NR	702,797
	Clark County, Nevada Improvement
	District
250,000	5.000%, 08/01/16	NR/NR/NR*	247,500
	Henderson, Nevada Local Improvement
	District
285,000	5.000%, 09/01/14	NR/NR/NR*	287,334
285,000	5.000%, 09/01/15	NR/NR/NR*	290,159
215,000	5.000%, 03/01/16	NR/NR/NR*	212,910

18 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Tax Revenue (continued)
	Holladay, Utah Redevelopment Agency
$1,967,500	4.900%, 12/30/20	NR/NR/NR*	$1,835,186
	Jordanelle, Utah Special Service District
186,000	5.000%, 11/15/14	NR/NR/NR*	186,112
196,000	5.100%, 11/15/15	NR/NR/NR*	195,986
206,000	5.200%, 11/15/16	NR/NR/NR*	205,143
216,000	5.300%, 11/15/17	NR/NR/NR*	214,656
228,000	5.400%, 11/15/18	NR/NR/NR*	225,332
240,000	5.500%, 11/15/19	NR/NR/NR*	235,226
253,000	5.600%, 11/15/20	NR/NR/NR*	244,312
268,000	5.700%, 11/15/21	NR/NR/NR*	256,031
283,000	5.800%, 11/15/22	NR/NR/NR*	268,276
299,000	6.000%, 11/15/23	NR/NR/NR*	283,297
	La Verkin, Utah Sales and Franchise
	Tax Revenue
571,000	5.100%, 07/15/27***	NR/NR/NR*	545,476
	Lehi, Utah Sales Tax
790,000	5.000%, 06/01/24 AGMC Insured	A2/AA/NR	793,326
	Mesquite, Nevada New Special
	Improvement District
120,000	5.250%, 08/01/17	NR/NR/NR*	114,840
255,000	5.350%, 08/01/19	NR/NR/NR*	233,345
105,000	5.400%, 08/01/20	NR/NR/NR*	94,234
400,000	5.500%, 08/01/25	NR/NR/NR*	335,296
	North Ogden, Utah Sales Tax Revenue
195,000	5.000%, 11/01/24 Syncora
	Guarantee, Inc. Insured (pre-refunded)	NR/AA-/AA	200,460
	Payson City, Utah Sales Tax Revenue
445,000	5.000%, 08/01/21 AGMC Insured	A2/AA/NR	478,789
	Riverton City, Utah Franchise & Sales
	Tax Revenue
750,000	5.000%, 06/01/24 AMBAC Insured	NR/AA-/AA	803,318
	Salt Lake City, Utah Sales Tax
1,060,000	5.000%, 02/01/23 (pre-refunded)	NR/AAA/NR	1,102,241
1,115,000	5.000%, 02/01/24 (pre-refunded)	NR/AAA/NR	1,159,433
	Springville, Utah Special Assessment
	Revenue
120,000	5.500%, 01/15/17	NR/NR/NR*	119,318
127,000	5.650%, 01/15/18	NR/NR/NR*	125,208
135,000	5.800%, 01/15/19	NR/NR/NR*	131,963
116,000	5.900%, 01/15/20	NR/NR/NR*	111,758

19 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Tax Revenue (continued)
	West Valley City, Utah Redevelopment
	Agency
$320,000	5.000%, 03/01/22	NR/A-/NR	$324,864
350,000	5.000%, 03/01/23	NR/A-/NR	355,033
1,000,000	5.000%, 03/01/24	NR/A-/NR	1,013,840
	Total Tax Revenue		16,009,901

	Transportation (6.6%)
	Dallas, Texas Area Rapid Transit Sales
	Tax Revenue Refunding Senior Lien
2,470,000	5.000%, 12/01/36 AMBAC Insured	Aa2/AA+/AA	2,616,150
	North Texas Turnpike Authority Revenue
2,000,000	6.100%, 01/01/28	A2/A-/NR	2,276,920
	Utah Transit Authority Sales Tax Revenue
2,000,000	5.000%, 06/15/27 Series A	Aa2/AAA/AA	2,235,360
	Utah Transit Authority Sales Tax Revenue
6,920,000	5.000%, 06/15/36 AGMC Insured
	Series A	Aa2/AAA/AA	7,456,369
	Utah Transit Authority Sales Tax Revenue
	Capital Appreciation Refunding
2,000,000	zero coupon, 06/15/29 NPFG Insured
	Series A	A1/AA-/A+	955,100
	Utah Transit Authority Sales Tax
	Revenue Refunding
5,185,000	zero coupon, 06/15/23 Series A
	NPFG Insured	A1/AA-/A+	3,423,604
1,000,000	5.000%, 06/15/32	A1/A-/A+	1,072,880
	Utah Transit Authority Sales Tax &
	Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AAA/AA	236,034
	Washoe County, Nevada Highway
	Revenue Fuel Tax
1,000,000	5.500%, 02/01/28	A1/A+/NR	1,089,930
1,000,000	5.000%, 02/01/32	A1/A+/NR	1,067,420
1,000,000	5.000%, 02/01/38	A1/A+/NR	1,049,270
	Total Transportation		23,479,037

20 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Utility (12.0%)
	Clark County, Washington Public Utility
	District No. 001 Generating Refunding
$1,000,000	5.000%, 01/01/24	A2/A/A+	$1,114,260
	Cowlitz County, Washington Public
	Utility District Electric Revenue
650,000	4.500%, 09/01/26 NPFG Insured	A1/NR/A	660,068
	Douglas County, Washington Public
	Utility District No. 001 Electric
	Distribution System
635,000	0.050%, 12/01/15	Aa3/AA/NR	628,402
	Eagle Mountain, Utah Gas & Electric
1,440,000	5.000%, 06/01/21 Radian Insured	NR/NR/NR*	1,461,182
1,215,000	5.000%, 06/01/22 Radian Insured	NR/NR/NR*	1,231,621
325,000	5.000%, 06/01/24 AGMC Insured	NR/AA/A	357,789
	Energy Northwest Washington Wind
	Project
1,000,000	4.500%, 07/01/30 Series A AMBAC
	Insured	A2/A/A-	1,035,590
	Houston, Texas Utility System Revenue,
	Refunding
1,165,000	5.125%, 05/15/28 Series A NPFG
	Insured (pre-refunded)	Aa2/AA/AA	1,171,757
450,000	5.000%, 11/15/35 AGMC Insured	Aa2/AA/AA	472,833
	Intermountain Power Agency, Utah
	Power Supply Revenue, Refunding
1,000,000	4.250%, 07/01/19 Series B	A1/A+/AA-	1,025,170
	Jacksonville Electric Authority, Florida
	Electric System Revenue
500,000	4.500%, 10/01/32 Series Three 2012A	Aa2/AA-/AA	526,025
	Lower Colorado River Authority, Texas
1,470,000	5.250%, 05/15/29	A1/A/A	1,611,870
60,000	5.250%, 05/15/29 (pre-refunded)	NR/NR/NR*	71,498
5,000	5.250%, 05/15/29 (pre-refunded)	NR/NR/NR*	5,958
	North Slope Borough, Alaska Service
	Area 10 Water & Wastewater Facilities
1,000,000	5.250%, 06/30/27	NR/A-/NR	1,104,620
1,000,000	5.250%, 06/30/28	NR/A-/NR	1,098,000
1,000,000	5.250%, 06/30/34	NR/A-/NR	1,061,130

21 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Utility (continued)
	Port St. Lucie, Florida Utility System
	Revenue
$1,200,000	5.250%, 09/01/26 NPFG Insured
	(pre-refunded)	A1/NR/AA-	$1,225,140
	Santa Clara, Utah Electric Revenue
1,005,000	4.250%, 08/01/26 AGC Insured	A3/NR/NR	951,544
	Sarasota, Florida Utility System
	Revenue Refunding
1,455,000	5.000%, 10/01/27	NR/AA+/AA	1,674,298
	St. George, Utah Electric Revenue
500,000	4.500%, 06/01/20 AGMC Insured
	(pre-refunded)	A2/NR/NR	524,920
3,750,000	5.000%, 06/01/38 AGMC Insured	A2/NR/NR	3,857,475
	Tacoma, Washington Solid Waste Utility
	Revenue
1,000,000	5.000%, 12/01/23 Syncora
	Guarantee, Inc. Insured	A2/AA/AA-	1,073,840
	Texas Municipal Power Agency Revenue
	Unrefunded Balance
1,665,000	zero coupon, 09/01/14 NPFG Insured	A2/AA-/A+	1,661,171
	Utah Associated Municipal Power System
	Revenue, Horse Butte Wind Project
1,005,000	5.000%, 09/01/32 Series A	NR/A-/A-	1,065,099
	Utah Associated Municipal Power
	System Revenue Refunding, Payson
	Power Project
2,000,000	5.000%, 04/01/24	NR/A-/A	2,231,140
1,000,000	5.000%, 04/01/25	NR/A-/A	1,102,290
6,375,000	5.000%, 04/01/26	NR/A-/A	6,991,781
	Utah Infrastructure Agency
	Telecommunications & Franchise Tax
1,000,000	5.000%, 10/15/33	A2/AA-/NR	1,072,860
1,630,000	5.250%, 10/15/38	A2/AA-/NR	1,751,354
	Washington, Utah Electric Revenue
985,000	5.000%, 09/01/21 Syncora Guarantee,
	Inc. Insured (pre-refunded)	Baa1/NR/NR	1,004,828
1,000,000	5.000%, 09/01/24 Syncora Guarantee,
	Inc. Insured (pre-refunded)	Baa1/NR/NR	1,020,130

22 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Utility (continued)
	Wyoming Municipal Power Agency
	Power Supply System Revenue
$720,000	5.500%, 01/01/28 Series A	A2/A-/NR	$775,066
	Total Utility		42,620,709

	Water and Sewer (13.0%)
	Cape Coral, Florida Water & Sewer
	Revenue
1,000,000	5.000%, 10/01/36 AGMC-AMBAC
	Insured	A1/AA-/A	1,023,040
	Central Utah Water Conservancy District
1,000,000	5.000%, 10/01/37 Series C	NR/AA+/AA+	1,087,180
	Central Utah Water Conservancy
	District Refunding, Jordanelle Hydrant
1,125,000	4.500%, 10/01/27 Series A	NR/AA+/AA	1,224,900
	Central Weber, Utah Sewer Improvement
	District Revenue Refunding
1,000,000	5.000%, 03/01/28 Series A AGMC
	Insured	NR/AA/AA	1,087,230
1,000,000	4.375%, 03/01/30 Series A AGMC
	Insured	NR/AA/AA	1,041,990
4,000,000	5.000%, 03/01/33 Series A AGMC
	Insured	NR/AA/AA	4,258,400
	Davie, Florida Water & Sewer Revenue
1,000,000	5.000%, 10/01/32 AGMC Insured	A1/AA/NR	1,068,880
	Jordan Valley, Utah Water Conservancy
	District Revenue
6,000,000	5.000%, 10/01/35 Series B	NR/AA+/AA	6,488,340
	King County, Washington Sewer Revenue
660,000	5.000%, 01/01/33 AGMC Insured	Aa2/AA+/NR	699,019
	Laredo, Texas Waterworks Sewer
	System Revenue
1,450,000	5.000%, 03/01/24 Series 2010	A1/AA-/AA-	1,663,469
	Miami-Dade County, Florida Water and
	Sewer Revenue System
1,500,000	5.000%, 10/01/29 AGMC Insured	Aa3/AA/A+	1,637,895
1,000,000	5.000%, 10/01/31 Series A	Aa3/A+/A+	1,090,210
	Mountain Regional Water Special Service
	District Utah Water Revenue Refunding
3,000,000	5.000%, 12/15/33 AGMC Insured	NR/AA/A+	3,265,380

23 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Water and Sewer (continued)
	Ogden City, Utah Sewer & Water
	Revenue Bonds
$1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	$1,300,986
750,000	4.625%, 06/15/38 AGMC Insured	Aa3/NR/NR	763,852
	Ogden City, Utah Storm Drain Revenue
	Bonds
500,000	5.250%, 06/15/28	NR/AA/NR	569,980
	Orem, Utah Water & Storm Sewer
	Revenue
1,000,000	5.000%, 07/15/26	NR/AA/AA+	1,114,690
1,250,000	5.250%, 07/15/28	NR/AA/AA+	1,402,262
	Pleasant Grove City, Utah Water
	Revenue
450,000	4.300%, 12/01/20 NPFG Insured	Baa1/AA-/NR	461,822
1,000,000	5.250%, 12/01/29 AGMC Insured	NR/AA/NR	1,063,550
1,370,000	5.000%, 12/01/31 Series B NPFG
	Insured	Baa1/AA-/NR	1,396,208
	Salt Lake & Sandy, Utah Metropolitan
	Water District, Water Revenue,
	Refunding
1,190,000	5.000%, 07/01/31 Series A	NR/AA+/AA+	1,318,615
650,000	5.000%, 07/01/31 Series A	NR/AA+/AA+	698,568
1,000,000	5.000%, 07/01/37 Series A	NR/AA+/AA+	1,079,790
	San Antonio, Texas Water Revenue
	Refunding
1,050,000	5.000%, 05/15/36 NPFG Insured	Aa1/AA+/AA+	1,081,049
	South Valley, Utah Water Reclamation
	Facility Sewer Revenue
425,000	5.000%, 08/15/30 AMBAC Insured	NR/A+/NR	432,960
	South Weber City, Utah Water Revenue
930,000	5.000%, 06/01/40 AGMC Insured	NR/AA/NR	993,900
	Utah Water Conservancy District
1,400,000	5.250%, 01/15/27	NR/A/NR	1,471,680
	Utah Water Finance Agency Revenue
830,000	4.500%, 10/01/22 AMBAC Insured	Aa3/NR/NR	858,170
870,000	4.500%, 10/01/23 AMBAC Insured	Aa3/NR/NR	898,997
1,645,000	4.500%, 10/01/28 AMBAC Insured	Aa3/NR/NR	1,724,059

24 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

			Rating
			Moody’s, S&P
Principal			and Fitch
Amount		Revenue Bonds (continued)	(unaudited)	Value
		Water and Sewer (continued)
		White City, Utah Water Improvement
		District Revenue
$500,000		5.000%, 02/01/23 AGMC Insured	A2/NR/NR	$522,335
700,000		5.000%, 02/01/25 AGMC Insured	A2/NR/NR	729,155
840,000		5.000%, 02/01/27 AGMC Insured	A2/NR/NR	872,222
		Total Water and Sewer		46,390,783

		Total Revenue Bonds		283,786,065

		Total Investments (cost $343,816,102
		- note 4)	98.4%	350,102,552
		Other assets less liabilities	1.6	5,795,372
		Net Assets	100.0%	$355,897,924

	*
Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO” or “Credit Rating Agency”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

	**	Variable rate demand obligations (“VRDOs”) are payable upon demand within the same day for securities with daily liquidity or seven days for securities with weekly liquidity.
	***	Illiquid security: Considered Illiquid because of restrictons as to sale. These securities represent 1.1% of net assets.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

25 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

Percent of
Portfolio Distribution by Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P and Fitch	9.9%
Pre-Refunded bonds††/ Escrowed to Maturity bonds	4.2
Aa of Moody’s or AA of S&P and Fitch	49.6
A of Moody’s or S&P and Fitch	19.1
Baa of Moody’s or BBB of S&P	3.4
BB+ of S&P	0.3
Not rated*	13.5
100.0%

†	Calculated using the highest rating of the three NRSROs.
††	Pre-refunded bonds are bonds for which U.S. Government obligations usually have been placed in escrow ro retire the bonds at their earliest call date.

PORTFOLIO ABBREVIATIONS:

AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
COP - Certificates of Participation
FGIC - Financial Guaranty Insurance Co.
NPFG - National Public Finance Guarantee
NR - Not Rated
PSF - Permanent School Fund
VRDO - Variable Rate Demand Obligation

See accompanying notes to financial statements.

26 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2014

ASSETS
Investments at value (cost $343,816,102)	$350,102,552
Cash	1,211,793
Interest receivable	5,659,640
Receivable for Fund shares sold	108,699
Other assets	44,988
Total assets	357,127,672
LIABILITIES
Payable for Fund shares redeemed	633,478
Deferred income	226,642
Dividends payable	164,034
Management fee payable	123,641
Distribution and service fees payable	16,723
Accrued expenses payable	65,230
Total liabilities	1,229,748
NET ASSETS	$355,897,924
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01per share	$352,092
Additional paid-in capital	348,817,001
Net unrealized appreciation on investments (note 4)	6,286,450
Accumulated net realized gain on investments	279,104
Undistributed net investment income	163,277
	$355,897,924
CLASS A
Net Assets	$203,576,014
Capital shares outstanding	20,150,312
Net asset value and redemption price per share	$10.10
Maximum offering price per share (100/96 of $10.10)	$10.52
CLASS C
Net Assets	$81,409,424
Capital shares outstanding	8,061,399
Net asset value and offering price per share	$10.10
Redemption price per share (*a charge of 1% is imposed
on the redemption proceeds, or on the original price,
whichever is lower, if redeemed during the first 12
months after purchase)	$10.10	*
CLASS Y
Net Assets	$70,912,486
Capital shares outstanding	6,997,496
Net asset value, offering and redemption price per share	$10.13

See accompanying notes to financial statements.

27 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2014

Investment Income:

Interest income		$16,176,122
Other income		63,533
		16,239,655

Expenses:

Management fee (note 3)	$1,950,331
Distribution and service fees (note 3)	1,355,187
Transfer and shareholder servicing agent fees .	198,961
Legal fees	164,453
Trustees’ fees and expenses (note 7)	152,251
Shareholders’ reports and proxy statements	100,451
Registration fees and dues	31,089
Custodian fees (note 6)	30,234
Fund accounting fees	26,115
Auditing and tax fees	22,000
Insurance	20,583
Chief compliance officer services (note 3)	3,901
Miscellaneous	49,181
Total expenses	4,104,737

Management fee waived (note 3)	(292,034)
Expenses paid indirectly (note 6)	(95)
Net expenses		3,812,608
Net investment income		12,427,047

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	258,971
Change in unrealized appreciation on
investments	(11,908,990)

Net realized and unrealized gain (loss) on
investments		(11,650,019)
Net change in net assets resulting from operations		$777,028

See accompanying notes to financial statements.

28 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Nine Months Ended	Year Ended
	March 31, 2014	March 31, 2013†	June 30, 2012
OPERATIONS:
Net investment income	$12,427,047	$10,531,194	$14,118,461
Net realized gain (loss) from
securities transactions	258,971	1,005,127	1,784,883
Change in unrealized appreciation
(depreciation) on investments	(11,908,990)	3,138,071	18,089,142
Change in net assets from
operations	777,028	14,674,392	33,992,486

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(7,436,016)	(6,418,246)	(8,808,164)
Net realized gain on investments	(539,381)	–	–

Class C Shares:
Net investment income	(2,286,305)	(1,906,427)	(2,616,170)
Net realized gain on investments	(215,339)	–	–

Class Y Shares:
Net investment income	(2,660,091)	(2,171,616)	(2,648,622)
Net realized gain on investments	(179,243)	–	–
Change in net assets from
distributions	(13,316,375)	(10,496,289)	(14,072,956)
CAPITAL SHARE TRANSACTIONS (note 8):
Proceeds from shares sold	53,840,892	85,792,177	138,764,606
Reinvested dividends and
distributions	10,055,976	7,409,642	8,525,121
Cost of shares redeemed	(146,535,445)	(73,826,381)	(90,854,748)
Change in net assets from
capital share transactions	(82,638,577)	19,375,438	56,434,979

Change in net assets	(95,177,924)	23,553,541	76,354,509

NET ASSETS:
Beginning of period	451,075,848	427,522,307	351,167,798

End of period*	$355,897,924	$451,075,848	$427,522,307

* Includes undistributed net
investment income,
respectively, of:	$163,277	$180,766	$143,558

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

29 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

1. Organization

     Aquila Tax-Free Fund For Utah (the “Fund”), a series of Aquila Municipal Trust, (from inception until the close of business on October 11, 2013, the Fund operated under the name Tax-Free Fund for Utah), a non-diversified, open-end investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are generally valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

30 | Aquila Tax-Free Fund for Utah

     AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2014:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	350,102,552
Level 3 – Significant Unobservable Inputs	—
Total	$350,102,552

*See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount. In connection with certain bonds, fee income is recognized by the Fund on a daily basis over the life of the bonds.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2011-2013) or expected to be taken in the Fund’s 2014 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

31 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2014, the Fund decreased undistributed net investment income by $62,124, increased additional paid-in capital by $39,773 and increased net realized gain on investments by $22,351. These reclassifications had no effect on net assets or net asset value per share.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

     The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.83% for Class A Shares, 1.63% for Class C Shares, 0.97% for Class I Shares (none of which are currently outstanding) and 0.63% for Class Y Shares. These expense limitations are in effect until September 30, 2014. Prior to September 30, 2014, the Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2014, the Fund incurred management fees of $1,950,331 of which $292,034 was waived.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

32 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2014, distribution fees on Class A Shares amounted to $447,615, of which the Distributor retained $12,614.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the year ended March 31, 2014, these payments amounted to $680,679. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2014, amounted to $226,893. The total of these payments with respect to Class C Shares amounted to $907,572, of which the Distributor retained $203,101.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares.Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2014, total commissions on sales of Class A Shares amounted to $290,966, of which the Distributor received $41,096.

4. Purchases and Sales of Securities

     During the year ended March 31, 2014, purchases of securities and proceeds from the sales of securities aggregated $44,036,437 and $120,300,126, respectively.

     At March 31, 2014, the aggregate tax cost for all securities was $343,652,824. At March 31, 2014, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $9,621,633 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $3,171,905, for a net unrealized appreciation of $6,449,728.

33 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

5. Portfolio Orientation

     At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At March 31, 2014, the Fund had 63% of its net assets invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, the interest on which is currently exempt from Utah individual income taxes. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

6. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

7. Trustees’ Fees and Expenses

     At March 31, 2014 there were 12 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2014 was $120,161. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2014, such meeting-related expenses amounted to $32,090.

34 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

8. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:
	Year	Nine Months	Year
	Ended	Ended	Ended
	March 31, 2014	March 31, 2013†	June 30, 2012
SHARES
Class A Shares:
Shares sold	2,383,945	3,582,596	7,110,240
Reinvested distributions	612,713	436,708	515,800
Shares redeemed	(7,646,693)	(4,082,135)	(4,573,928)
Net change	(4,650,035)	(62,831)	3,052,112
Class C Shares:
Shares sold	1,317,588	2,116,197	3,676,797
Reinvested distributions	192,925	138,495	178,950
Shares redeemed	(3,651,794)	(1,434,889)	(2,945,514)
Net change	(2,141,281)	819,803	910,233
Class Y Shares:
Shares sold	1,628,016	2,519,087	2,978,473
Reinvested distributions	197,532	134,835	150,033
Shares redeemed	(3,287,216)	(1,558,443)	(1,510,885)
Net change	(1,461,668)	1,095,479	1,617,621
Total transactions in
Fund shares	(8,252,984)	1,852,451	5,579,966
DOLLARS
Class A Shares:
Proceeds from shares sold	$24,046,155	$37,340,043	$71,675,930
Reinvested distributions	6,136,323	4,554,571	5,202,390
Cost of shares redeemed	(76,751,690)	(42,595,287)	(46,002,731)
Net change	(46,569,212)	(700,673)	30,875,589
Class C Shares:
Proceeds from shares sold	13,347,387	22,067,149	36,925,228
Reinvested distributions	1,931,462	1,443,929	1,803,826
Cost of shares redeemed	(36,644,823)	(14,955,004)	(29,480,749)
Net change	(21,365,974)	8,556,074	9,248,305
Class Y Shares:
Proceeds from shares sold	16,447,350	26,384,986	30,163,448
Reinvested distributions	1,988,191	1,411,141	1,518,905
Cost of shares redeemed	(33,138,932)	(16,276,090)	(15,371,268)
Net change	(14,703,391)	11,520,037	16,311,085
Total transactions in
Fund shares	$(82,638,577)	$19,375,438	$56,434,979

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

35 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

9. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

     The tax character of distributions was as follows:

	Year	Nine Months	Year
	Ended	Ended	Ended
	March 31, 2014	March 31, 2013	June 30, 2012
Net tax-exempt income	$12,391,442	$10,496,289	$14,072,731
Ordinary Income	419,559	–	225
Capital Gains	505,374	–	–
	$13,316,375	$10,496,289	$14,072,956

     As of March 31, 2014, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$164,034
Accumulated net realized gain	279,104
Unrealized appreciation	6,449,727
Other temporary differences	(164,034)
$6,728,831

     The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference in recognizing dividends paid and market discount.

36 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.37		$10.27		$9.74	$9.80	$9.35	$9.73
Income (loss) from investment operations:
Net investment income(1)	0.33		0.26		0.38	0.42	0.43	0.44
Net gain (loss) on securities (both
realized and unrealized)	(0.24)		0.10		0.53	(0.05)	0.47	(0.37)
Total from investment operations	0.09		0.36		0.91	0.37	0.90	0.07
Less distributions (note 10):
Dividends from net investment income	(0.33)		(0.26)		(0.38)	(0.43)	(0.45)	(0.45)
Distributions from capital gains	(0.03)		–		–	–	–	–
Total distributions	(0.36)		(0.26)		(0.38)	(0.43)	(0.45)	(0.45)
Net asset value, end of period	$10.10		$10.37		$10.27	$9.74	$9.80	$9.35
Total return(not reflecting sales charge)	0.96%		3.48	%(2)	9.49%	3.87%	9.74%	0.91%
Ratios/supplemental data
Net assets, end of period (in millions)	$204		$257		$255	$212	$232	$166
Ratio of expenses to average net assets	0.83%		0.83	%(3)	0.83%	0.83%	0.80%	0.75%
Ratio of net investment income to
average net assets	3.33%		3.28	%(3)	3.79%	4.31%	4.43%	4.80%
Portfolio turnover rate	12%		20	%(2)	17%	25%	9%	25%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.91	%(4)	0.88	%(3)	0.88%	0.87%	0.87%	0.87%
Ratio of net investment income to
average net assets	3.26	%(4)	3.23	%(3)	3.74%	4.28%	4.37%	4.68%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.83%		0.83	%(3)	0.83%	0.83%	0.80%	0.74%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.86% and 3.31%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31.
The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

37 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.37		$10.27		$9.74	$9.79	$9.34	$9.72
Income (loss) from investment operations:
Net investment income(1)	0.25		0.19		0.30	0.34	0.35	0.37
Net gain (loss) on securities (both
realized and unrealized)	(0.24)		0.11		0.53	(0.04)	0.47	(0.37)
Total from investment operations	0.01		0.30		0.83	0.30	0.82	–
Less distributions (note 10):
Dividends from net investment income	(0.25)		(0.20)		(0.30)	(0.35)	(0.37)	(0.38)
Distributions from capital gains	(0.03)		–		–	–	–	–
Total distributions	(0.28)		(0.20)		(0.30)	(0.35)	(0.37)	(0.38)
Net asset value, end of period	$10.10		$10.37		$10.27	$9.74	$9.79	$9.34
Total return(not reflecting CDSC)	0.15%		2.86	%(2)	8.62%	3.15%	8.87%	0.10%
Ratios/supplemental data
Net assets, end of period (in millions)	$81		$106		$96	$83	$89	$50
Ratio of expenses to average net assets	1.63%		1.63	%(3)	1.63%	1.63%	1.60%	1.55%
Ratio of net investment income to
average net assets	2.53%		2.47	%(3)	2.98%	3.51%	3.60%	3.99%
Portfolio turnover rate	12%		20	%(2)	17%	25%	9%	25%
The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):
Ratio of expenses to average net assets	1.70	%(4)	1.67	%(3)	1.68%	1.67%	1.66%	1.67%
Ratio of net investment income to
average net assets	2.46	%(4)	2.42	%(3)	2.93%	3.48%	3.54%	3.88%
The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):
Ratio of expenses to average net assets	1.63%		1.63	%(3)	1.63%	1.63%	1.60%	1.54%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.66% and 2.50%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31.
The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

38 | Aquila Tax-Free Fund for Utah

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.41		$10.30		$9.77	$9.83	$9.38	$9.76
Income (loss) from investment operations:
Net investment income(1)	0.36		0.27		0.40	0.44	0.45	0.46
Net gain (loss) on securities (both
realized and unrealized)	(0.26)		0.11		0.53	(0.05)	0.47	(0.37)
Total from investment operations	0.10		0.38		0.93	0.39	0.92	0.09
Less distributions (note 10):
Dividends from net investment income	(0.35)		(0.27)		(0.40)	(0.45)	(0.47)	(0.47)
Distributions from capital gains	(0.03)		–		–	–	–	–
Total distributions	(0.38)		(0.27)		(0.40)	(0.45)	(0.47)	(0.47)
Net asset value, end of period	$10.13		$10.41		$10.30	$9.77	$9.83	$9.38
Total return(not reflecting CDSC)	1.07%		3.83	%(2)	9.69%	4.08%	9.94%	1.13%
Ratios/supplemental data
Net assets, end of period (in millions)	$71		$88		$76	$56	$59	$44
Ratio of expenses to average net assets	0.63%		0.63	%(3)	0.63%	0.63%	0.60%	0.55%
Ratio of net investment income to
average net assets	3.53%		3.47	%(3)	3.98%	4.51%	4.64%	5.00%
Portfolio turnover rate	12%		20	%(2)	17%	25%	9%	25%
The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):
Ratio of expenses to average net assets	0.70	%(4)	0.68	%(3)	0.68%	0.67%	0.67%	0.67%
Ratio of net investment income to
average net assets	3.46	%(4)	3.43	%(3)	3.93%	4.47%	4.57%	4.88%
The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):
Ratio of expenses to average net assets	0.63%		0.63	%(3)	0.63%	0.63%	0.60%	0.54%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.50%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31.
The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

39 | Aquila Tax-Free Fund for Utah

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Diana P. Herrmann New York, NY (1958) (5)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and 2010-2013); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

John J. Partridge Providence, RI (1940) (7)	Trustee of Aquila Municipal Trust since 2013	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005 and 2008-2013; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None

40 | Aquila Tax-Free Fund for Utah

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm, since 2012; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

41 | Aquila Tax-Free Fund for Utah

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Professor, Marriott School of Management, Brigham Young University, 1980-present; Dean, Marriott School of Management, 2008-2013 and Associate Dean, 1991-2000; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

David A. Duffy North Kingstown, RI (1939)	Trustee of Aquila Municipal Trust since 2013	Retired; Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	5	Formerly Delta Dental of Rhode Island

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001 and Chair of the Board of Trustees 2011-2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	7	None

42 | Aquila Tax-Free Fund for Utah

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lyle W. Hillyard Logan, UT (1940)	Trustee of Aquila Municipal Trust since 2009	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	5	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

43 | Aquila Tax-Free Fund for Utah

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

_________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(7) Mr. Partridge is deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, because he serves as a senior counsel of a law firm that performs legal services for RBS Citizens, N.A. The sub-adviser to Aquila Narragansett Tax-Free Income Fund (another series of Aquila Municipal Trust) is a department of RBS Citizens, N.A.

44 | Aquila Tax-Free Fund for Utah

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013, and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)	Senior Vice President of Aquila Municipal Trust since 2004 and Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2009
Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

45 | Aquila Tax-Free Fund for Utah

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President of Aquila Municipal Trust since 2001
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013, and Aquila Funds Trust since 2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

46 | Aquila Tax-Free Fund for Utah

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2013
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

47 | Aquila Tax-Free Fund for Utah

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

_________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2) The term of office of each officer is one year.
(3)The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

48 | Aquila Tax-Free Fund for Utah

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2013 and held for the six months ended March 31, 2014.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2014

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	3.29%	$1,000.00	$1,032.90	$4.21
Class C	2.88%	$1,000.00	$1,028.80	$8.24
Class Y	3.39%	$1,000.00	$1,033.90	$3.19

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.83%, 1.63% and 0.63% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

49 | Aquila Tax-Free Fund for Utah

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2014

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,020.79	$4.18
Class C	5.00%	$1,000.00	$1,016.80	$8.20
Class Y	5.00%	$1,000.00	$1,021.79	$3.18

(1)
Expenses are equal to the annualized expense ratio of 0.83%, 1.63% and 0.63% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

50 | Aquila Tax-Free Fund for Utah

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings and/ or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2013, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2014, $12,391,442 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 93.1% of total dividends paid, were exempt-interest dividends; $505,374 of dividends paid by the Fund constituting 3.8% of total dividends paid were capital gains distributions; and the balance was ordinary income.

     Prior to February 15, 2014, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2013 calendar year.

51 | Aquila Tax-Free Fund for Utah

PRIVACY NOTICE (unaudited)

Aquila Tax-Free Fund of Utah

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

52 | Aquila Tax-Free Fund for Utah

Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Board of Trustees
     John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
David A. Duffy
Grady Gammage, Jr.
     Lyle W. Hillyard
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
     Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Todd W. Curtis, Vice President
and Co-Portfolio Manager
James T. Thompson, Vice President
and Co-Portfolio Manager
M. Kayleen Willis, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
     BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
Dallas, Texas 75254

Independent Registered Public Accounting Firm
     TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

Annual Report March 31, 2014

Aquila Tax-Free Fund of Colorado “Aquila Turns 30!” Serving Colorado investors since 1987

May, 2014

Dear Fellow Shareholder:

I’d like to take you back 30 years - to the year 1984.

1984 was the year that

•	Geraldine Ferraro became the 1st woman major-party vice presidential candidate;

•	Apple introduced the Macintosh computer with the promise to put the creative power of technology in everyone’s hands; and,

•	Aquila Management Corporation (“Aquila”), the Founder and Sponsor of Aquila Tax-Free Fund of Colorado (the “Fund”), was founded.

We are very proud of the fact that Aquila Tax-Free Fund of Colorado, and the 6 other single state tax-free municipal bond funds sponsored by Aquila, have served thousands of residents and local municipal projects over the years.

Besides providing you and our other shareholders with double tax-free income, these 7 Aquila-sponsored funds have continually helped to improve the quality of life throughout their respective states by investing in these local, and oftentimes critical, municipal projects.

While we have made certain changes, out of necessity or desire, over the past 30 years, we have also taken great pride in sticking to our core values and beliefs:

•	First and foremost, never forgetting that it is your money and your Fund, investing in your state.

•
Second, we value the fact that you and your fellow shareholders have invested in the Fund based upon its investment strategy which is designed to provide as high a level of double tax-free income, as is consistent with the preservation of capital.

•	We believe having local trustees and local portfolio management adds a unique benefit to our funds. We don’t have to read about issues affecting the state, because we have our local eyes and ears.

Our portfolio management teams are attuned to the nuances of the local municipal markets—the economy and policy decisions. Collectively, they are in a better position to “kick the tires”—periodically visiting individual projects as deemed desirable, monitoring economic developments, staying familiar with local officials responsible for managing budgets, and observing the mood of the electorate as various projects are put to a vote.

NOT A PART OF THE ANNUAL REPORT

•	We don’tbelieve in using financial jargon –instead, we seek to provide information in an easy to understand format.

•
As much as possible, we like to know our shareholders and like for you to know us. Annual in-state shareholder meetings give us the opportunity to do so. Aquila is very unique in the degree of shareholder participation we encourage.

•	And, having an open forum at these annual meetings where shareholders can ask any questions they may have has been one of our primary goals since day one.

So while we embrace all the advances that the last 30 years have offered us all, we also like the good, old-fashioned face-to-face way of doing business.

We’ve thoroughly enjoyed the last 30 years of serving you and your communities. We hope you will continue to join us on this fulfilling journey.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund of Colorado ANNUAL REPORT Management Discussion Serving Colorado investors since 1987

U.S. Economy

     Over the past year, unemployment has continued to gradually improve on a national basis. The federal budget passed in late 2013 significantly reduced anxieties related to the cuts called for by the sequester plan that had been in place at the time. On April 4, 2014, the U.S. Bureau of Labor and Statistics released the unemployment rate which is estimated at 6.7% versus 7.5% in April 2013. With current average monthly job growth of approximately 183,000 jobs, the nation is, hopefully, within a few months of regaining the employment peak set in 2008. While this is good news for the overall economy, it has also prompted changes in policy for the Federal Reserve (the “Fed”).

     On March 4th of this year, Fed Chair Janet Yellen called an unscheduled meeting of policymakers to propose altering the Fed’s pledge to hold borrowing costs at record lows at least as long as unemployment exceeds 6.5%. Fed officials agreed that the existing 6.5% threshold was “becoming outdated” and on March 19, the first gathering led by Chair Yellen since she succeeded Ben Bernanke, the Federal Open Market Committee (“FOMC”) abandoned the unemployment threshold. Fed officials have stated that going forward they will review a wider range of data when considering increases to borrowing costs. In addition, the FOMC announced a third $10 billion reduction to quantitative easing, reducing its monthly bond purchases to $55 billion and keeping with market expectations.

Municipal Market

     A combination of reduced supply, asset rotation out of equities and into bonds, positive developments for Puerto Rico’s bond sale and bond insurer performance in Detroit have collectively conspired to renew demand for the municipal sector. Furthermore, economic fundamentals bode well for municipal credits with unemployment rates falling in more than half of the fifty states in addition to growing payrolls. Credit fundamentals are also improving with year-to-date payment defaults lower than the same period last year. Furthermore, following a long period of inactivity, new entities are entering the market affording diversity in credit support for investors. Nevertheless, issuance currently remains notably low relative to previous years.

     The City of Detroit bankruptcy, with an estimated $18 billion in debts and projected liabilities, is the largest municipal bankruptcy in U.S. history. As such it has broken new ground and been the subject of debate. The handling of Detroit’s general obligation bonds has been the center of much of this debate. Initially Detroit proposed an 85% haircut to general obligation bondholders; however the City’s most recently proposed settlement agreement calls for only a 26% haircut. While negotiations appear to be improving, this case is far from resolved and several major creditors are likely to continue opposing Detroit in court, including bond insurers Financial Guaranty Insurance Co. and Syncora, both of which would incur significant losses should Detroit’s restructuring proposal proceed.

1 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

     Municipal credit pressures and uncertainty posed by the Detroit bankruptcy case have renewed interest in financial guarantors. Standard & Poor’s has upgraded the credit ratings of both Assured Guaranty and National Public Finance. This reflects not only the improved status of bond insurers in the municipal market, but likely foreshadows the possibility of a greater presence of insured bonds in the new issue market. However, the rating decline below AAA of bond insurers has left an indelible impression that we believe is not likely to leave anytime soon. Nevertheless, with improved credit ratings it is likely that middle-market issuers will be able to again realize an economic benefit from bond insurance and therefore likely that we will see more insured deals beginning as soon as later this year.

     The FOMC’s announcement mentioned above, regarding further tapering, placed upward pressure on rates and the municipal market responded with a flattened yield curve. As such, the market has largely responded predictably to the news unlike June 2013, when the market responded with the worst 3-day loss in a quarter century after then Fed Chair Bernanke’s comments on tapering the FOMC’s bond-buying program. Following this news the Municipal Market Advisors and Municipal Market Data yields jumped nearly 60 basis points, the biggest three-day increase since April 1987. However, the overall tone of the municipal market has recently improved significantly due to low supply, generally encouraging economic news and improved credit fundamentals of bond issuers.

State Economy

     Much like the national economy, activity has improved across the State of Colorado. In March 2014, the Colorado Department of Labor and Employment reported that February marked the 28th consecutive month of job growth. During 2013, Colorado’s economy added jobs at a rate of 3%, which is the strongest growth rate since 2000. The Colorado unemployment rate in February was 6.1% compared to a national unemployment rate of 6.7%. Home sales in Colorado and nationally have begun to decline, as distressed sales, such as foreclosures, are becoming scarce. However, according to RealtyTrac, a company that collects and tracks real estate data nationwide, year-over-year sales volume, as of February, increased 7.5% in metro Denver and 3.2% statewide.

     On New Year’s Day, Colorado became the first U.S. state to allow retail marijuana sales. Colorado imposes an excise tax upon the sale of marijuana which is estimated to produce annual sales and excise revenues of almost $100 million, including a 40% increase after initial sales exceeded expectations. Moody’s recently reported that these revenues constitute a relatively minor portion of the state’s general fund dollars, at 1.4%. School districts are expected to benefit most from the marijuana tax revenues to be distributed to local governments. Authorized spending from the revenues includes $40 million for public school construction.

2 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

     Over a five-day period last September, historic rainfall swept through the Front Range, with some areas receiving more than 17 inches of rain. The resulting flooding killed 10 people, forced more than 18,000 residents from their homes and destroyed 1,882 structures, damaging at least 16,000 others. On March 7, 2014, FEMA reported that over $284 million in federal funds had been provided to Coloradans as they recover. Some of the hardest hit communities included Jamestown, Lyons, Longmont, Glen Haven, Estes Park and Evans. While the floods had a significant impact upon the structures and citizens of Colorado, there was no quantifiable impact on the Aquila Tax-Free Fund of Colorado (the “Fund”). Nevertheless, we continue to monitor portfolio holdings in affected areas and have performed a review and assessed the risk of potential impact from future events.

     First quarter tax-exempt bond issuance in Colorado is down 75% from issuance levels witnessed during the first quarter of 2013 and amounts to only 12.5% of the issuance seen during the first quarter in 2012. Not only has the overall par amount of bonds issued declined, but the number of issues has declined as well. While much of the issuance by local governments continues to be driven by school districts, in 2014 we have seen a relatively diverse array of local governments issuing bonds.

Fund Performance

     The total return without sales charges for the Aquila Tax-Free Fund of Colorado Class A shares based on the net asset value was -0.20% for the year ended March 31, 2014. The Barclays Capital Quality Intermediate Municipal Bond Index (the “Index”) returned 0.93% for the same period. The Fund’s performance tracked the Index very closely. The Fund’s over-weighted position in AA rated securities was the primary contributor to negative comparison with the Index while the slightly shorter maturity and higher average coupon provided favorable comparisons to the Index.

Outlook and Strategy

     We expect that the economy and interest rates will be range bound over the next several months. The major macroeconomic variables such as housing, employment, corporate earnings and Gross Domestic Product (“GDP”) growth have painted a fairly tepid economic picture. As a result, we do not expect a sharp rise in interest rates, but rather a slight upward bias driven by the slow tapering of securities purchases by the Fed. These market conditions could allow us to take advantage of higher yields by replacing some securities that we purchased in the very low interest rate environment of the past 2 years.

     We intend to continue our defensive investment strategy by striving to maintain the portfolio average maturity in the 9 to 11 year range, emphasizing investment grade credit quality, and a balanced exposure to callable bonds. The hallmark of the Fund in recent years has been the in-depth credit research performed on all portfolio holdings. We believe that it is critical to dedicate our efforts to this important monitoring and surveillance function in the current rapidly changing economic environment.

3 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

     Thank you for your investment in Aquila Tax-Free Fund of Colorado.

     Mutual fund investing involves risk and loss of principal is possible.

     The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

     The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point in time.

     Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

     The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

     If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

     A portion of income may be subject to local, state, and federal tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

     Past performance is not a guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

     Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

4 | Aquila Tax-Free Fund of Colorado

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund of Colorado for the 10-year period ended March 31, 2014 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2014
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 5/21/87
With Maximum Sales Charge	(4.19)%	3.44%	3.03%	5.13%
Without Sales Charge	(0.20)	4.29	3.45	5.29
Class C since 4/30/96
With CDSC*	(2.14)	3.30	2.48	3.33
Without CDSC	(1.15)	3.30	2.48	3.33
Class Y since 4/30/96
No Sales Charge	(0.24)	4.32	3.50	4.48
Barclays Capital Index	0.93	4.32	4.07	5.61	(Class A)
				4.89	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*	CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Tax-Free Fund of Colorado

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Fund of Colorado:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Fund of Colorado as of March 31, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the three month period ended March 31, 2013 and the year ended December 31, 2012, and the financial highlights for the year then ended, the three month period ended March 31, 2013 and each of the four years in the period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Fund of Colorado as of March 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2014

6 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (24.8%)	(unaudited)	Value
	Hospital (0.8%)
	Rangely, Colorado Hospital District
	Refunding
$2,000,000	5.500%, 11/01/22	Baa1/NR/NR	$2,228,960

	Metropolitan District (4.2%)
	Fraser Valley, Colorado Metropolitan
	Recreational District
1,875,000	5.000%, 12/01/25 (pre-refunded)	NR/A/NR	2,147,569
	Hyland Hills Metro Park & Recreation
	District, Colorado
875,000	4.375%, 12/15/26 ACA Insured	NR/NR/NR*	852,066
	Meridian Metropolitan District,
	Colorado Refunding
1,645,000	4.500%, 12/01/23 Series A	NR/A-/A	1,755,774
	North Metro Fire Rescue District,
	Colorado
1,200,000	4.625%, 12/01/20 AMBAC Insured	NR/AA/NR	1,272,864
	Park Creek Metropolitan District,
	Colorado Revenue Refunding &
	Improvement - Senior Property Tax
	Support
2,000,000	5.500%, 12/01/21 AGC Insured	NR/AA/BBB	2,183,320
	Poudre Tech Metropolitan District,
	Colorado Unlimited Property Tax
	Supported Revenue Refunding &
	Improvement, Series B
1,990,000	5.000%, 12/01/28 AGMC Insured	NR/AA/NR	2,063,988
	Stonegate Village Metropolitan District,
	Colorado Refunding & Improvement
500,000	5.000%, 12/01/23 NPFG Insured	Baa1/AA-/NR	526,950
900,000	5.000%, 12/01/24 NPFG Insured	Baa1/AA-/NR	948,267
	Total Metropolitan District		11,750,798

	School Districts (18.8%)
	Adams County, Colorado School
	District #50
1,000,000	4.000%, 12/01/23	Aa2/AA-/NR	1,076,540
3,000,000	4.000%, 12/01/24	Aa2/AA-/NR	3,203,610

7 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	School Districts (continued)
	Adams & Arapahoe Counties, Colorado
	Joint School District #28J
$2,500,000	5.500%, 12/01/23 (pre-refunded)	Aa2/AA-/NR	$2,983,350
1,000,000	5.000%, 12/01/24	Aa2/NR/NR	1,168,120
	Adams & Weld Counties, Colorado
	School District #27J
1,030,000	5.000%, 12/01/22	Aa2/AA-/NR	1,216,193
2,000,000	5.000%, 12/01/24	Aa2/AA-/NR	2,319,560
1,000,000	5.375%, 12/01/26 NPFG Insured	Aa2/AA-/NR	1,075,680
	Arapahoe County, Colorado School
	District #001 Englewood
3,235,000	5.000%, 12/01/27	Aa2/NR/NR	3,684,277
	Boulder Larimer & Weld Counties,
	Colorado
1,260,000	5.000%, 12/15/26 AGMC Insured	Aa2/AA/NR	1,389,289
1,500,000	5.000%, 12/15/28	Aa2/AA-/NR	1,704,465
	Denver, Colorado City & County
	School District No. 1
3,000,000	4.000%, 12/01/26	Aa2/AA-/AA+	3,197,520
3,000,000	5.250%, 12/01/27	Aa2/AA-/AA+	3,496,590
	Eagle County School District, Colorado,
	Eagle, Garfield & Routt School
	District #50J
1,170,000	5.000%, 12/01/25	Aa2/AA-/NR	1,372,457
	El Paso County, Colorado School
	District #20
1,500,000	4.500%, 12/15/25 AGMC Insured	Aa2/NR/NR	1,600,410
	El Paso County, Colorado School
	District #20 Refunding
1,945,000	4.375%, 12/15/23	Aa2/NR/NR	2,150,120
	Gunnison Watershed, Colorado
	School District
1,025,000	5.250%, 12/01/26	Aa2/AA-/NR	1,156,928
	Ignacio School District, Colorado
	Ignacio School District #11JT
1,780,000	4.000%, 12/01/23	Aa2/AA-/NR	1,914,853
	Jefferson County, Colorado School
	District #R-001
3,000,000	5.250%, 12/15/25 AGMC Insured
	(pre-refunded)	Aa2/AA/NR	3,377,340

8 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	School Districts (continued)
	La Plata County, Colorado School
	District #9-R Durango Refunding
$2,470,000	5.000%, 11/01/22	Aa2/NR/NR	$2,866,089
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,348,150
	Larimer, Weld & Boulder Counties,
	Colorado School District No. R-2J,
	Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,648,620
	Mesa County, Colorado Valley School
	District No. 051, Grand Junction
	Refunding
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,530,160
	Summit County, Colorado School
	District No. RE 1 Refunding
2,000,000	4.000%, 12/01/24	Aa2/NR/NR	2,151,520
	Teller County, Colorado School
	District #2 Woodland Park
1,265,000	5.000%, 12/01/17 NPFG Insured
	(pre-refunded)	Aa2/AA-/NR	1,305,353
	Weld County, Colorado School
	District #2
170,000	5.000%, 12/01/15 AGMC Insured	Aa2/AA/NR	170,604
	Total School Districts		53,107,798

	Water & Sewer (1.0%)
	Central Colorado Water Conservancy
	District, Adams Morgan & Weld
	Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,345,188
	Parker, Colorado Water & Sanitation
	District Refunding, Douglas County,
	Series 2012
1,480,000	4.000%, 08/01/24	NR/AA-/NR	1,599,628
	Total Water & Sewer		2,944,816
	Total General Obligation Bonds		70,032,372

9 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (73.4%)	(unaudited)	Value
	Airport (3.8%)
	Denver, Colorado City & County
	Airport Revenue System, Series A
$1,210,000	5.250%, 11/15/28	A1/A+/A+	$1,362,375
3,000,000	5.250%, 11/15/29	A1/A+/A+	3,366,180
	Denver, Colorado City & County Airport
	Revenue System, Series A Refunding
4,340,000	5.000%, 11/15/24	A1/A+/A+	4,885,017
	Walker Field, Colorado Public Airport
	Authority Airport Revenue
1,000,000	5.000%, 12/01/22	Baa2/NR/NR	1,059,190
	Total Airport		10,672,762

	Electric (2.9%)
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A
2,000,000	4.750%, 11/15/27	Aa2/AA/AA	2,189,360
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A-1
1,000,000	4.000%, 11/15/26	Aa2/AA/AA	1,057,120
1,000,000	4.000%, 11/15/27	Aa2/AA/AA	1,049,770
	Colorado Springs, Colorado Utilities
	Revenue Refunding Series B
1,285,000	5.250%, 11/15/23	Aa2/AA/AA	1,430,423
	Colorado Springs, Colorado Utilities
	Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA/AA	1,256,132
	Colorado Springs, Colorado Utilities
	Revenue Subordinated Lien
	Improvement Series B
1,160,000	5.000%, 11/15/23 (pre-refunded)	Aa2/AA/AA	1,194,661
	Total Electric		8,177,466

	Higher Education (17.4%)
	Adams State College, Colorado
	Auxiliary Facilities Revenue
	Improvement Series A
1,000,000	5.200%, 05/15/27	Aa2/AA-/NR	1,066,420
	Adams State College, Colorado Auxiliary
	Facilities Revenue Refunding, Series B
3,000,000	4.500%, 05/15/29	Aa2/AA-/NR	3,075,660

10 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Higher Education (continued)
	Colorado Educational & Cultural Facility
	Authority, Student Housing - Campus
	Village Apartments Refunding
$2,935,000	5.375%, 06/01/28	NR/A/NR	$3,192,194
	Colorado Educational & Cultural Facility
	Authority, University Corp.
	Atmosphere Project, Refunding
1,700,000	5.000%, 09/01/22	A2/A+/NR	1,855,448
1,635,000	5.000%, 09/01/28	A2/A+/NR	1,730,386
	Colorado Educational & Cultural Facility
	Authority Revenue, University of
	Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	890,326
	Colorado Educational & Cultural Facility
	Authority Revenue Refunding,
	University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/AA-/NR	1,190,740
	Colorado Educational & Cultural Facility
	Authority Revenue Refunding,
	University of Denver Project, Series B
3,085,000	5.000%, 03/01/22 NPFG/ FGIC
	Insured (pre-refunded)	A1/AA-/NR	3,354,907
	Colorado Educational & Cultural Facility
	Authority, University of Denver
	Project, Series B Refunding
3,620,000	5.250%, 03/01/23 NPFG Insured	A1/A+/AA	3,816,385
	Colorado School of Mines Enterprise
	Refunding & Improvement
1,455,000	5.000%, 12/01/24	Aa2/AA-/NR	1,578,006
	Colorado State Board of Governors
	University Enterprise System, Series A
2,300,000	5.000%, 03/01/25	Aa2/AA-/NR	2,620,022
930,000	5.000%, 03/01/28 AGMC Insured	Aa3/AA/NR	981,940
	Colorado State COP University of
	Colorado at Denver Health Sciences
	Center Fitzsimons Academic Projects
	Series B
3,135,000	5.250%, 11/01/25 NPFG (pre-refunded)	Baa1/AA-/NR	3,384,264

11 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Higher Education (continued)
	Mesa State College, Colorado Auxiliary
	Facilities Enterprise
$1,000,000	5.000%, 05/15/20 Syncora Guarantee,
	Inc. Insured (pre-refunded)	A2/NR/NR	$1,053,740
2,000,000	5.700%, 05/15/26 (pre-refunded)	NR/AA-/NR	2,349,440
	University of Colorado Enterprise System
2,000,000	5.000%, 06/01/27	Aa2/NR/AA+	2,248,880
2,000,000	4.750%, 06/01/27 Series A	Aa2/NR/AA+	2,182,200
	University of Colorado Enterprise
	System, Refunding, Series B
1,680,000	4.000%, 06/01/23	Aa2/NR/AA+	1,789,385
	University of Colorado Enterprise
	System, Refunding & Improvement
50,000	5.000%, 06/01/24 NPFG/ FGIC Insured	Aa2/NR/NR	51,865
	University of Northern Colorado
	Greeley Institutional Enterprise
	Refunding, SHEIP, Series A
1,000,000	5.000%, 06/01/25	Aa2/AA-/NR	1,158,890
2,810,000	5.000%, 06/01/26	Aa2/AA-/NR	3,099,149
2,940,000	5.000%, 06/01/28	Aa2/AA-/NR	3,224,886
	University of Northern Colorado
	Refunding
1,000,000	5.000%, 06/01/24 AGMC Insured	A1/AA/NR	1,055,640
	Western State College, Colorado
	Institutional Enterprise, SHEIP, Series A
1,160,000	5.000%, 05/15/24	Aa2/AA-/NR	1,258,345
	Western State College, Colorado, SHEIP
1,020,000	5.000%, 05/15/27	Aa2/AA-/NR	1,088,116
	Total Higher Education		49,297,234

	Hospital (10.9%)
	Colorado Health Facility Authority
	Hospital Revenue, Adventist
	Health/Sunbelt, Refunding
2,500,000	5.125%, 11/15/29	Aa3/AA-/AA	2,687,525
	Colorado Health Facility Authority
	Hospital Revenue, Catholic Health
1,000,000	4.750%, 09/01/25 AGMC Insured	A1/AA/A+	1,058,010

12 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Hospital (continued)
	Colorado Health Facility Authority
	Hospital Revenue, Evangelical
	Lutheran Project Refunding
$1,575,000	5.250%, 06/01/19	A3/A-/NR	$1,659,388
1,000,000	5.250%, 06/01/21	A3/A-/NR	1,045,850
2,000,000	5.250%, 06/01/24	A3/A-/NR	2,070,880
	Colorado Health Facility Authority
	Hospital Revenue, NCMC, Inc. Project
2,000,000	5.250%, 05/15/26 Series A AGMC
	Insured	NR/AA/A+	2,103,220
	Colorado Health Facility Authority
	Hospital Revenue, Poudre Valley
	Health Care Series F Refunding
4,760,000	5.000%, 03/01/25	A1/A+/AA-	4,837,493
	Colorado Health Facility Authority
	Hospital Revenue Refunding,
	Catholic Health, Series A
2,000,000	5.250%, 07/01/24	A1/A+/A+	2,232,200
	Colorado Health Facility Authority
	Hospital Revenue, Valley View
	Hospital Association, Refunding
1,500,000	5.500%, 05/15/28	NR/BBB+/NR	1,564,305
	Colorado Health Facility Authority,
	Catholic Health Initiatives, Series D
2,000,000	5.000%, 10/01/16	A1/A+/A+	2,199,200
1,000,000	6.000%, 10/01/23	A1/A+/A+	1,133,810
	Colorado Health Facility Authority,
	Sisters Leavenworth, Refunding
3,000,000	5.250%, 01/01/25	Aa3/AA-/AA-	3,277,410
	Denver, Colorado Health & Hospital
	Authority Healthcare, Series A
	Refunding
2,000,000	5.000%, 12/01/18	NR/BBB/BBB+	2,174,240
1,500,000	5.000%, 12/01/19	NR/BBB/BBB+	1,626,585
	Park Hospital District Larimer County,
	Colorado Limited Tax Revenue
1,010,000	4.500%, 01/01/21 AGC Insured	A3/AA/NR	1,031,887
	Total Hospital		30,702,003

13 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Housing (1.3%)
	Colorado Housing & Finance Authority,
	Single Family Mortgage Class II
$630,000	5.500%, 11/01/29	Aaa/AAA/NR	$658,426
	Colorado Housing Finance Authority,
	Single Family Mortgage Class III
	Series A-5
2,495,000	5.000%, 11/01/34	A2/A/NR	2,530,005
	Colorado Housing and Finance
	Authority, Multi-Family Project C1-II
	Series A-2
435,000	5.400%, 10/01/29	Aa2/AA/NR	459,704
	Total Housing		3,648,135

	Lease (17.8%)
	Adams 12 Five Star Schools, Colorado
	COP
1,770,000	4.625%, 12/01/24	Aa3/A+/NR	1,855,650
500,000	5.000%, 12/01/25	Aa3/A+/NR	540,015
	Adams County, Colorado Corrections
	Facility COP, Series B
1,600,000	5.000%, 12/01/26	Aa2/AA/NR	1,749,088
1,200,000	5.125%, 12/01/27	Aa2/AA/NR	1,311,744
	Aurora, Colorado COP, Refunding
	Series A
1,500,000	5.000%, 12/01/26	Aa2/AA-/NR	1,633,050
	Brighton, Colorado COP Refunding
	Series A
1,865,000	5.000%, 12/01/24 AGMC Insured	A1/AA/NR	2,001,201
	Broomfield, Colorado COP
2,000,000	4.500%, 12/01/28	Aa3/NR/NR	2,092,400
	Colorado Educational & Cultural
	Facilities Authority, Aurora Academy
	Project
1,255,000	5.250%, 02/15/24 Syncora Guarantee,
	Inc. Insured (pre-refunded)	NR/A/NR	1,278,682
	Colorado Educational & Cultural
	Facilities Authority, Ave Maria School
	Project Refunding
1,000,000	4.850%, 12/01/25 Radian Insured	NR/NR/NR*	983,330

14 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Lease (continued)
	Colorado Educational & Cultural
	Facilities Authority, Charter School -
	James, Refunding & Improvement
$3,000,000	5.000%, 08/01/27 AGC Insured	NR/AA/NR	$3,073,740
	Colorado Educational & Cultural
	Facilities Authority, Peak to Peak
	Charter School, Refunding
1,500,000	5.250%, 08/15/24 Syncora Guarantee,
	Inc. Insured	NR/A/NR	1,510,530
	Colorado State BEST COP Series G
3,000,000	4.250%, 03/15/23	Aa2/AA-/NR	3,235,590
	Colorado State BEST COP Series H
3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	3,642,164
	Colorado State Higher Education
	Capital Construction Lease
3,000,000	5.250%, 11/01/23	Aa2/AA-/NR	3,406,140
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	1,896,636
	Denver, Colorado City and County
	COP (Botanical Gardens)
2,015,000	5.250%, 12/01/22	Aa2/AA+/AA+	2,207,090
	Douglas County, Colorado School
	District No. RE-1 Douglas & Elbert
	Counties COP
3,075,000	5.000%, 01/15/29	Aa2/NR/NR	3,241,726
	El Paso County, Colorado COP
	(Judicial Complex Project) Series A
1,820,000	4.500%, 12/01/26 AMBAC Insured	NR/AA-/NR	1,912,638
	Fort Collins, Colorado Lease COP
	Series A
3,020,000	4.750%, 06/01/18 AMBAC Insured
	(pre-refunded)	Aa1/NR/NR	3,042,378
	Garfield County, Colorado COP Public
	Library District
1,000,000	5.375%, 12/01/27	NR/A/NR	1,065,860
	Gypsum, Colorado COP
1,050,000	5.000%, 12/01/28	NR/A+/NR	1,085,017
	Pueblo, Colorado COP (Police
	Complex Project)
2,170,000	5.500%, 08/15/22 AGC Insured	Aa3/AA/NR	2,400,693

15 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Lease (continued)
	Rangeview Library District Project,
	Colorado COP
$2,210,000	5.000%, 12/15/26 AGC Insured	Aa3/AA/NR	$2,355,374
1,000,000	5.000%, 12/15/28 AGC Insured	Aa3/AA/NR	1,057,330
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA/NR	1,586,279
	Total Lease		50,164,345

	Sales Tax (7.5%)
	Boulder, Colorado General Fund
	Capital Improvement Projects
2,235,000	4.000%, 10/01/25	Aa1/AA+/NR	2,411,945
	Boulder County, Colorado Open Space
	Capital Improvement Series A
1,500,000	5.000%, 01/01/24 AGMC Insured
	(pre-refunded)	A2/AA/NR	1,553,760
	Castle Rock, Colorado Sales & Use
	Tax Revenue
1,015,000	4.000%, 06/01/25	Aa3/AA-/NR	1,071,566
	Commerce City, Colorado Sales & Use
	Tax Revenue
1,000,000	5.000%, 08/01/21 AMBAC Insured	NR/A+/NR	1,035,240
	Denver, Colorado City & County Excise
	Tax Revenue Refunding Series A
4,000,000	5.250%, 09/01/19 AGMC Insured	A1/AA/AA-	4,670,200
	Grand Junction, Colorado General Fund
1,900,000	5.000%, 03/01/23	NR/AA/NR	2,179,338
	Greeley, Colorado Sales & Use Tax
	Refunding
2,170,000	4.000%, 10/01/22	Aa3/AA/NR	2,379,796
	Gypsum County, Colorado Sales Tax &
	General Fund Revenue
1,690,000	5.250%, 06/01/30 AGC Insured	NR/AA/NR	1,731,439
	Park Meadows Business Implementation
	District, Colorado Shared Sales Tax
	Revenue
1,500,000	5.300%, 12/01/27	NR/NR/NR*	1,568,835

16 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Sales Tax (continued)
	Pueblo, Colorado Urban Renewal
	Authority, Refunding & Improvement,
	Series B
$1,250,000	5.250%, 12/01/28	A2/A/NR	$1,355,587
	Westminster, Colorado Economic
	Development Authority, Mandalay
	Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/A/NR	1,118,067
	Total Sales Tax		21,075,773

	Transportation (1.3%)
	Regional Transportation District,
	Colorado COP, Series A
3,500,000	5.000%, 06/01/25 AMBAC Insured
	(pre-refunded)	Aa3/A/A	3,696,840

	Water & Sewer (9.5%)
	Aurora, Colorado Water Improvement
	Revenue First Lien, Series A
1,250,000	5.000%, 08/01/25 AMBAC Insured	Aa2/NR/AA+	1,351,637
	Broomfield, Colorado Sewer and
	Waste Water Revenue
1,975,000	4.000%, 12/01/21 AGMC Insured	A2/NR/NR	2,096,699
1,550,000	5.000%, 12/01/24 AGMC Insured	A2/AA/NR	1,740,820
	Broomfield, Colorado Water Activity
	Enterprise
3,385,000	5.000%, 12/01/21	A1/NR/NR	3,847,662
	Colorado Water Resource & Power
	Development Authority
2,675,000	5.000%, 09/01/16 NPFG Insured	Baa1/AA-/NR	2,707,849
1,855,000	5.000%, 09/01/17 NPFG Insured	Baa1/AA-/NR	1,875,312
	Denver, Colorado City and County
	Board Water Commissioners Master
	Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aa1/AAA/AAA	1,089,800
	Erie, Colorado Water Enterprise
	Revenue, Series A
1,000,000	5.000%, 12/01/25 AGMC Insured	A1/NR/NR	1,083,260

17 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Water & Sewer (continued)
	Greeley, Colorado Water Revenue
$1,920,000	4.200%, 08/01/24 NPFG Insured	NR/AA/NR	$1,993,747
	Metro Wastewater Reclamation
	District, Colorado Sewer
	Improvement Bonds
1,140,000	5.000%, 04/01/25	Aa1/AAA/NR	1,337,243
	North Weld County, Colorado Water
	District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,598,198
	Parker, Colorado Water & Sanitation
	District Water & Sewer Enterprise
	Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA/NR	1,146,360
	Thorton, Colorado Water Enterprise
	Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,134,101
	Woodmoor, Colorado Water &
	Sanitation District #1 Enterprise
2,570,000	4.500%, 12/01/26	NR/AA-/NR	2,764,549
	Total Water & Sewer		26,767,237

	Miscellaneous Revenue (1.0%)
	Colorado Educational & Cultural Facility
	Authority, Independent School
	Revenue Refunding, Kent Denver
	School Project
1,000,000	5.000%, 10/01/30	NR/A/NR	1,032,450
	Colorado Educational & Cultural
	Facility Authority, Independent School
	Revenue Refunding, Vail Mountain
	School Project
1,820,000	6.000%, 05/01/30	NR/BBB-/NR	1,886,321
	Total Miscellaneous Revenue		2,918,771
	Total Revenue Bonds		207,120,566
	Total Investments (cost $267,531,428
	– note 4)	98.2%	277,152,938
	Other assets less liabilities	1.8	5,160,097
	Net Assets	100.0%	$282,313,035

18 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO” or “Credit Rating Agency”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

Percent of
Portfolio Distribution by Quality Rating (unaudited)	Investments1
Aaa of Moody’s or AAA of S&P or Fitch	1.1%
Pre-Refunded bonds2/Escrowed to Maturity bonds	11.1
Aa of Moody’s or AA of S&P or Fitch	65.3
A of Moody’s or S&P or Fitch	17.5
Baa of Moody’s or BBB of S&P	3.8
Not rated*	1.2
100.0%

1	Where applicable, calculated using the highest rating of the three NRSROs.
2	Pre-refunded bonds are bonds for which U.S. Govenment Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

PORTFOLIO ABBREVIATIONS:
ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BEST - Building Excellent Schools Today
COP - Certificates of Participation
FGIC - Financial Guaranty Insurance Co.
NCMC - Northern Colorado Medical Center
NPFG - National Public Finance Guarantee
NR - Not Rated
SHEIP - State Higher Education Intercept Program

See accompanying notes to financial statements.

19 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2014

ASSETS
Investments at value (cost $267,531,428)	$277,152,938
Cash	2,745,199
Interest receivable	3,712,304
Receivable for Fund shares sold	327,719
Other assets	34,616
Total assets	283,972,776
LIABILITIES
Payable for investment securities purchased	1,171,180
Payable for Fund shares redeemed	181,027
Dividends payable	135,740
Management fee payable	115,537
Distribution and service fees payable	5,315
Accrued expenses payable	50,942
Total liabilities	1,659,741
NET ASSETS	$282,313,035
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$270,218
Additional paid-in capital	274,134,786
Net unrealized appreciation on investments (note 4)	9,621,510
Accumulated net realized loss on investments	(1,780,086)
Undistributed net investment income	66,607
	$282,313,035
CLASS A
Net Assets	$208,840,305
Capital shares outstanding	19,992,652
Net asset value and redemption price per share	$10.45
Maximum offering price per share (100/96 of $10.45)	$10.89
CLASS C
Net Assets	$28,326,559
Capital shares outstanding	2,717,063
Net asset value and offering price per share	$10.43
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.43	*
CLASS Y
Net Assets	$45,146,171
Capital shares outstanding	4,312,085
Net asset value, offering and redemption price per share	$10.47

See accompanying notes to financial statements.

20 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2014

Investment Income:

Interest income		$11,396,987

Expenses:

Management fees (note 3)	$1,489,862
Distribution and service fees (note 3)	427,176
Legal fees	157,029
Transfer and shareholder servicing agent fees	132,599
Trustees’ fees and expenses (note 8)	117,325
Shareholders’ reports and proxy statements	79,589
Custodian fees (note 6)	23,609
Auditing and tax fees	21,100
Registration fees and dues	20,314
Insurance	15,358
Chief compliance officer services (note 3)	5,511
Miscellaneous	39,687
Total expenses	2,529,159

Management fees waived (note 3)	(59,589)
Expenses paid indirectly (note 6)	(101)
Net expenses		2,469,469
Net investment income		8,927,518

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	(1,667,569)
Change in unrealized appreciation on
investments	(9,568,329)
Net realized and unrealized gain (loss) on
investments		(11,235,898)
Net change in net assets resulting from
operations		$(2,308,380)

See accompanying notes to financial statements.

21 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Three Months Ended	Year Ended
	March 31, 2014	March 31, 2013†	December 31, 2012
OPERATIONS:
Net investment income	$8,927,518	$2,338,820	$9,696,775
Net realized gain (loss) from
securities transactions	(1,667,569)	373,960	333,955
Change in unrealized
appreciation on investments	(9,568,329)	(3,083,288)	6,690,099
Change in net assets from
operations	(2,308,380)	(370,508)	16,720,829

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(6,672,870)	(1,736,579)	(7,502,001)

Class C Shares:
Net investment income	(681,024)	(189,076)	(759,993)

Class Y Shares:
Net investment income	(1,563,325)	(405,212)	(1,426,373)
Change in net assets from
distributions	(8,917,219)	(2,330,867)	(9,688,367)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	31,045,738	17,501,367	69,957,056
Reinvested dividends and
distributions	5,996,454	1,538,987	6,082,235
Cost of shares redeemed	(70,455,959)	(17,271,098)	(42,199,751)
Change in net assets from
capital share transactions	(33,413,767)	1,769,256	33,839,540
Change in net assets	(44,639,366)	(932,119)	40,872,002

NET ASSETS:
Beginning of period	326,952,401	327,884,520	287,012,518
End of period*	$282,313,035	$326,952,401	$327,884,520
* Includes undistributed net
investment income of:	$66,607	$63,040	$59,640

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31.
The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

22 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

1. Organization

     Aquila Tax-Free Fund of Colorado (the “Fund”), a series of Aquila Municipal Trust, (from inception until the close of business on October 11, 2013, the Fund operated under the name Tax-Free Fund of Colorado), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are generally valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

23 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2014:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	277,152,938
Level 3 – Significant Unobservable Inputs	—
Total	$277,152,938

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

24 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

Management has reviewed the tax positions for each of the open tax years (2011-2013) or expected to be taken in the Fund’s 2014 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2014, the Fund decreased undistributed net investment income by $6,732, decreased realized losses by $11,272 and decreased additional paid-in capital by $4,540 due primarily to differing book/tax treatment of distributions and bond amortization. These reclassifications had no effect on net assets or net asset value per share.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund. For the year ended March 31, 2014, the Manager contractually waived fees to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Advisory Agreement such that its fees are as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. For the year ended March 31, 2014, the Fund incurred management fees of $1,489,862 of which $59,589 was waived.

25 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

     Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20%. For the year ended March 31, 2014, the Sub-Adviser contractually agreed to waive its fee such that its annual rate of fees is at 0.18% of net assets of the Fund up to $400 million; 0.16% of net assets above $400 million up to $1 billion; and 0.14% of net assets above $1 billion.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information. b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Board of Trustees and shareholders approved an amendment to the Fund’s Distribution Plan applicable to Class A Shares which permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.05%. For the year ended March 31, 2014, distribution fees on Class A Shares amounted to $108,093 of which the Distributor retained $4,034.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2014, amounted to $239,312. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2014, amounted to $79,771. The total of these payments with respect to Class C Shares amounted to $319,083 of which the Distributor retained $72,337.

26 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2014, total commissions on sales of Class A Shares amounted to $251,264 of which the Distributor received $64,455.

4. Purchases and Sales of Securities

     During the year ended March 31, 2014, purchases of securities and proceeds from the sales of securities aggregated $10,680,792 and $42,032,514, respectively.

     At March 31, 2014, the aggregate tax cost for all securities was $267,464,821. At March 31, 2014, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $11,848,048 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,159,931 for a net unrealized appreciation of $9,688,117.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations.

6. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

27 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

		Three Months
	Year Ended	Ended	Year Ended
	March 31, 2014	March 31, 2013†	December 31, 2012
SHARES
Class A Shares:
Shares sold	1,687,894	507,580	2,894,074
Reinvested distributions	439,343	106,177	441,917
Shares redeemed	(3,706,185)	(1,045,819)	(2,121,503)
Net change	(1,578,948)	(432,062)	1,214,488
Class C Shares:
Shares sold	323,041	273,200	1,298,658
Reinvested distributions	51,500	13,570	53,102
Shares redeemed	(1,122,061)	(343,294)	(594,130)
Net change	(747,520)	(56,524)	757,630
Class Y Shares:
Shares sold	950,783	826,794	2,250,024
Reinvested distributions	84,565	22,029	65,822
Shares redeemed	(1,948,383)	(202,750)	(1,179,280)
Net change	(913,035)	646,073	1,136,566
Total transactions in
Fund shares	(3,239,503)	157,487	3,108,684
DOLLARS
Class A Shares:
Proceeds from shares sold	$17,638,317	$5,526,382	$31,428,019
Reinvested distributions	4,576,321	1,152,419	4,791,940
Cost of shares redeemed	(38,463,843)	(11,355,055)	(22,999,092)
Net change	(16,249,205)	(4,676,254)	13,220,867
Class C Shares:
Proceeds from shares sold	3,425,784	2,959,386	14,066,159
Reinvested distributions	535,583	147,008	574,611
Cost of shares redeemed	(11,704,673)	(3,710,789)	(6,408,991)
Net change	(7,743,306)	(604,395)	8,231,779
Class Y Shares:
Proceeds from shares sold	9,981,637	9,015,599	24,462,878
Reinvested distributions	884,550	239,560	715,684
Cost of shares redeemed	(20,287,443)	(2,205,254)	(12,791,668)
Net change	(9,421,256)	7,049,905	12,386,894
Total transactions in
Fund shares	$(33,413,767)	$1,769,256	$33,839,540

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31.
The information presented is for the period January 1, 2013 to March 31, 2013.

28 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

8. Trustees’ Fees and Expenses

     At March 31, 2014 there were 12 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2014 was $93,953. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2014, such meeting-related expenses amounted to $23,372.

9. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2014, the Fund had capital loss carry forwards of $1,613,810 of which $55,212 expires in 2017 and $1,558,598 has no expiration and retains its character of short-term. At March 31, 2014, there was a post October capital loss deferral of $166,275. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

29 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

     The tax character of distributions was as follows:

	Year	Three Months	Year
	Ended	Ended	Ended
	March 31, 2014	March 31, 2013	Dec. 31, 2012
Net tax-exempt income	$8,917,219	$2,330,161	$9,687,040
Ordinary Income	–	709	1,327
	$8,917,219	$2,330,870	$9,688,367

     As of March 31, 2014 the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$135,740
Unrealized appreciation	9,688,117
Accumulated net loss on investments	(1,613,811)
Other temporary differences	(302,015)
$7,908,031

     The difference between book basis and tax basis undistributed income is due to the timing difference in recognizing dividends paid and the tax treatment of market discount amortization.

30 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year		Three Months
	Ended		Ended		Year Ended December 31,
	3/31/14		3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.80		$10.89		$10.63	$10.14	$10.39	$9.88
Income (loss) from investment operations:
Net investment income(1)	0.32		0.08		0.35	0.39	0.40	0.40
Net gain (loss) on securities (both
realized and unrealized)	(0.35)		(0.09)		0.26	0.49	(0.25)	0.52
Total from investment operations	(0.03)		(0.01)		0.61	0.88	0.15	0.92
Less distributions (note 10):
Dividends from net investment income	(0.32)		(0.08)		(0.35)	(0.39)	(0.40)	(0.41)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.32)		(0.08)		(0.35)	(0.39)	(0.40)	(0.41)
Net asset value, end of period	$10.45		$10.80		$10.89	$10.63	$10.14	$10.39
Total return(not reflecting sales charge)	(0.20)%		(0.10	)%(2)	5.85%	8.81%	1.38%	9.42%
Ratios/supplemental data
Net assets, end of period (in millions)	$209		$233		$240	$221	$213	$213
Ratio of expenses to average net assets	0.74	%(4)	0.70	%(3)	0.71%	0.75%	0.73%	0.77%
Ratio of net investment income to
average net assets	3.09	%(4)	2.98	%(3)	3.27%	3.75%	3.81%	3.94%
Portfolio turnover rate	4%		2	%(2)	15%	13%	14%	12%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.76	%(4)(5)	0.72	%(3)	0.73%	–	–	–
Ratio of net investment income to
average net assets	3.07	%(4)(5)	2.96	%(3)	3.26%	–	–	–

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.74	%(4)	0.70	%(3)	0.71%	0.75%	0.73%	0.77%
______________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust(3)
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.72% and 3.11%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

31 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year		Three Months
	Ended		Ended		Year Ended December 31,
	3/31/14		3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.78		$10.87		$10.61	$10.12	$10.37	$9.86
Income (loss) from investment operations:
Net investment income(1)	0.22		0.05		0.25	0.29	0.30	0.30
Net gain (loss) on securities (both
realized and unrealized)	(0.35)		(0.09)		0.26	0.49	(0.25)	0.52
Total from investment operations	(0.13)		(0.04)		0.51	0.78	0.05	0.82
Less distributions (note 10):
Dividends from net investment income	(0.22)		(0.05)		(0.25)	(0.29)	(0.30)	(0.31)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.22)		(0.05)		(0.25)	(0.29)	(0.30)	(0.31)
Net asset value, end of period	$10.43		$10.78		$10.87	$10.61	$10.12	$10.37
Total return(not reflecting CDSC)	(1.15)%		(0.33	)%(2)	4.86%	7.80%	0.42%	8.40%
Ratios/supplemental data
Net assets, end of period (in millions)	$28		$37		$38	$29	$26	$14
Ratio of expenses to average net assets	1.68	%(4)	1.65	%(3)	1.66%	1.70%	1.67%	1.71%
Ratio of net investment income to
average net assets	2.14	%(4)	2.03	%(3)	2.31%	2.79%	2.83%	2.95%
Portfolio turnover rate	4%		2	%(2)	15%	13%	14%	12%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.70	%(4)(5)	1.67	%(3)	1.68%	–	–	–
Ratio of net investment income to
average net assets	2.12	%(4)(5)	2.01	%(3)	2.30%	–	–	–

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.68	%(4)	1.65	%(3)	1.66%	1.70%	1.67%	1.71%
______________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.67% and 2.16%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

32 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year		Three Months
	Ended		Ended		Year Ended December 31,
	3/31/14		3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.83		$10.92		$10.66	$10.16	$10.41	$9.90
Income (loss) from investment operations:
Net investment income(1)	0.33		0.08		0.36	0.39	0.40	0.41
Net gain (loss) on securities (both
realized and unrealized)	(0.36)		(0.09)		0.26	0.50	(0.25)	0.51
Total from investment operations	(0.03)		(0.01)		0.62	0.89	0.15	0.92
Less distributions (note 10):
Dividends from net investment income	(0.33)		(0.08)		(0.36)	(0.39)	(0.40)	(0.41)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.33)		(0.08)		(0.36)	(0.39)	(0.40)	(0.41)
Net asset value, end of period	$10.47		$10.83		$10.92	$10.66	$10.16	$10.41
Total return	(0.24)%		(0.08	)%(2)	5.89%	8.96%	1.44%	9.47%
Ratios/supplemental data
Net assets, end of period (in millions)	$45		$57		$50	$37	$34	$24
Ratio of expenses to average net assets	0.68	%(4)	0.65	%(3)	0.66%	0.70%	0.67%	0.72%
Ratio of net investment income to
average net assets	3.14	%(4)	3.03	%(3)	3.31%	3.80%	3.85%	3.97%
Portfolio turnover rate	4%		2	%(2)	15%	13%	14%	12%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.70	%(4)(5)	0.67	%(3)	0.68%	–	–	–
Ratio of net investment income to
average net assets	3.12	%(4)(5)	3.01	%(3)	3.30%	–	–	–

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.68	%(4)	0.65	%(3)	0.66%	0.70%	0.67%	0.72%
______________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.16%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

33 | Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Diana P. Herrmann New York, NY (1958) (5)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and 2010-2013); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

John J. Partridge Providence, RI (1940) (7)	Trustee of Aquila Municipal Trust since 2013	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005 and 2008-2013; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None

34 | Aquila Tax-Free Fund of Colorado

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm, since 2012; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

35 | Aquila Tax-Free Fund of Colorado

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Professor, Marriott School of Management, Brigham Young University, 1980-present; Dean, Marriott School of Management, 2008-2013 and Associate Dean, 1991-2000; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

David A. Duffy North Kingstown, RI (1939)	Trustee of Aquila Municipal Trust since 2013	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	5	Formerly Delta Dental of Rhode Island

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	7	None

36 | Aquila Tax-Free Fund of Colorado

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lyle W. Hillyard Logan, UT (1940)	Trustee of Aquila Municipal Trust since 2009	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	5	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

37 | Aquila Tax-Free Fund of Colorado

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None
___________________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.
(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.
(7) Mr. Partridge is deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, because he serves as a senior counsel of a law firm that performs legal services for RBS Citizens, N.A. The sub-adviser to Aquila Narragansett Tax-Free Income Fund (another series of Aquila Municipal Trust) is a department of RBS Citizens, N.A.

38 | Aquila Tax-Free Fund of Colorado

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)	Senior Vice President of Aquila Municipal Trust since 2004
Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

39 | Aquila Tax-Free Fund of Colorado

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President of Aquila Municipal Trust since 2001
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Funds Trust since 2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

40 | Aquila Tax-Free Fund of Colorado

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2013
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

41 | Aquila Tax-Free Fund of Colorado

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

______________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2) The term of office of each officer is one year.
(3)The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

42 | Aquila Tax-Free Fund of Colorado

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2013 and held for the six months ended March 31, 2014.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2014

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.45%	$1,000.00	$1,024.50	$3.84
Class C	1.97%	$1,000.00	$1,019.70	$8.61
Class Y	2.47%	$1,000.00	$1,024.70	$3.58

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.76%, 1.71% and 0.71% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

43 | Aquila Tax-Free Fund of Colorado

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2014

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.14	$3.83
Class C	5.00%	$1,000.00	$1,016.40	$8.60
Class Y	5.00%	$1,000.00	$1,021.39	$3.58

(1)
Expenses are equal to the annualized expense ratio of 0.76%, 1.71% and 0.71% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

44 | Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2013, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2014, $8,917,219 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 100% of total dividends paid, were exempt-interest dividends.

     Prior to February 15, 2014, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2013 calendar year.

45 | Aquila Tax-Free Fund of Colorado

PRIVACY NOTICE (unaudited)

Aquila Tax-Free Fund of Colorado

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Trust, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Trust.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Trust’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Trust or to you as a shareholder of the Trust.

46 | Aquila Tax-Free Fund of Colorado

Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Investment Sub-Adviser
KIRKPATRICK PETTIS CAPITAL MANAGEMENT
1600 Broadway, Suite 1100
Denver, Colorado 80202

Board of Trustees
     John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
David A. Duffy
Grady Gammage, Jr.
     Lyle W. Hillyard
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Craig T. DiRuzzo, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
     BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
Dallas, Texas 75254

Independent Registered Public Accounting Firm
     TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

Annual Report March 31, 2014

Aquila Tax-Free Trust of Arizona “Aquila Turns 30!” Serving Arizona investors since 1986

May, 2014

Dear Fellow Shareholder:

I’d like to take you back 30 years - to the year 1984.

1984 was the year that

•	Geraldine Ferraro became the 1st woman major-party vice presidential candidate;

•	Apple introduced the Macintosh computer with the promise to put the creative power of technology in everyone’s hands; and,

•	Aquila Management Corporation (“Aquila”), the Founder and Sponsor of Aquila Tax-Free Trust of Arizona (the “Trust”), was founded.

We are very proud of the fact that Aquila Tax-Free Trust of Arizona, and the 6 other single state tax-free municipal bond funds sponsored by Aquila, have served thousands of residents and local municipal projects over the years.

Besides providing you and our other shareholders with double tax-free income, these 7 Aquila-sponsored funds have continually helped to improve the quality of life throughout their respective states by investing in these local, and oftentimes critical, municipal projects.

While we have made certain changes, out of necessity or desire, over the past 30 years, we have also taken great pride in sticking to our core values and beliefs:

•	First and foremost, never forgetting that it is your money and your Trust, investing in your state.

•
Second, we value the fact that you and your fellow shareholders have invested in the Trust based upon its investment strategy which is designed to provide as high a level of double tax-free income, as is consistent with the preservation of capital.

•	We believe having local trustees and local portfolio management adds a unique benefit to our funds. We don’t have to read about issues affecting the state, because we have our local eyes and ears.

Our portfolio management teams are attuned to the nuances of the local municipal markets—the economy and policy decisions. Collectively, they are in a better position to “kick the tires”—periodically visiting individual projects as deemed desirable, monitoring economic developments, staying familiar with local officials responsible for managing budgets, and observing the mood of the electorate as various projects are put to a vote.

NOT A PART OF THE ANNUAL REPORT

•	We don’t believe in using financial jargon – instead, we seek to provide information in an easy to understand format.

•
As much as possible, we like to know our shareholders and like for you to know us. Annual in-state shareholder meetings give us the opportunity to do so. Aquila is very unique in the degree of shareholder participation we encourage.

•	And, having an open forum at these annual meetings where shareholders can ask any questions they may have has been one of our primary goals since day one.

So while we embrace all the advances that the last 30 years have offered us all, we also like the good, old-fashioned face-to-face way of doing business.

We’ve thoroughly enjoyed the last 30 years of serving you and your communities. We hope you will continue to join us on this fulfilling journey.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Annual Report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Arizona ANNUAL REPORT Management Discussion Serving Arizona investors since 1986

     In late May, 2013, the bell-weather, ten-year Treasury yield was nearing 2%, slightly higher than the 1.83% yield on April 1, 2013, the start of our fiscal year. Then Federal Reserve Board Chairman Bernanke indicated that the Federal Reserve (the “Fed”) was ready to “ease its foot off the monetary accelerator” by reducing the monthly purchase of government securities. The result was a dramatic upturn in rates culminating with the ten-year Treasury yield finishing the calendar year at 3.03%.

     Compounding the rise in interest rates, the municipal bond sector also had to overcome the Chapter 9 bankruptcy filing by Detroit, Michigan, the largest ever by a municipal issuer, and major questions on the financial strength of Puerto Rico.

     Under such a backdrop, fixed income securities were expected to suffer further losses as we entered 2014. However, the sector seems to have has defied all predictions and has instead enjoyed what we deem to be a strong start during the first three months of 2014.

Fund Performance

     Aquila Tax-Free Trust of Arizona (the “Trust”)’s net asset value (Class A shares) on March 31, 2013, was $10.97. Following the path of ten-year Treasury yields, the Trust’s share value increased to a fiscal year high of $11.07 on May 2, 2013, before declining to a low of $10.24 in early September. As of the fiscal year end of March 31, 2014, the share value had improved to $10.63 or a 3.10% decline for the twelve months. Income distributed over the twelve months was $0.376 per share, a small decline from the $0.385 per share for the previous twelve months. Thus, income return and capital gains equaled 3.59% for a modest total return of +0.49% for the fiscal year.

     On a relative basis, the Trust’s performance slightly underperformed the 0.93% return of the Barclays Capital Quality Intermediate Municipal Bond Index. The difference was primarily due to the Trust’s positioning along the yield curve versus the Index. Throughout the fiscal year, the Trust’s weighted average life was approximately 13 years as opposed to the shorter 6.6 years for the Index. As expected in a rising interest rate environment, bonds with shorter maturities performed better than longer-term bonds. The Trust’s average coupon near 4.95% compared favorably to the Index’s average of 4.82%. Likewise, the average credit quality of both the Trust and Index were similar at mid to low AA.

Municipal Market

     We believe the municipal market is poised for changes in the coming years. Regulations, announced but not yet implemented, from Dodd/Frank, the Securities and Exchange Commission (“SEC”), and the Internal Revenue Service (“IRS”) will likely shape the future of municipal bonds. Banks, which over the past few years have been big buyers of municipal bonds, may have to reserve more capital against their municipal bond holdings. The SEC will be ruling on new requirements for Broker-Dealers who offer municipal bonds to investors, while the IRS is looking to increase underwriting requirements for those firms that offer new issue municipal bonds. If all regulations go into effect, without any modifications, it could lead to less liquidity in municipal bonds.

1 | Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

     We believe the fundamentals of the municipal market remain positive. Helping the sector in early 2014 was a dramatic decline in new issuance. For the first three months national issuance was down 26% from the first quarter of 2013. Moreover, it appears that annual issuance could be below $300 billion, the lowest since 2001.

     As a measure of the relative value of municipal bonds, the Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury of similar maturity) has declined somewhat after several months at levels well above 100%. To illustrate, a ten-year AAA municipal bond as measured by Bloomberg Fair Value was 2.12% as of April 1, 2013. The ten-year Treasury at that time was 1.83% for a ratio of 115%. By the end of our fiscal year at March 31, 2014, the yields were 2.87% and 2.72%, respectively for a ratio of 105%. We attribute the improved performance of municipals to demand for tax-exempt income and the easing of credit concerns as state and municipal balance sheets have shown improvement.

     New issuance in Arizona is down 56% for the first quarter versus 2013. The state’s total issuance for 2014 could be below $3 billion for the first time in 11 years.

     We believe municipal issuers will remain hesitant to add debt service costs to tight budgets. Low issuance of municipal debt should keep municipal bond prices firm and, in our view, contribute to stronger relative performance in 2014.

U.S. Economy

     We expect the U.S. economy to continue on its modest growth trend. Employment continues to improve, but at a pace below that needed to absorb all the new workers entering the marketplace. Housing has improved but is sensitive to even small increases in mortgage rates and/or increased prices. The China, European and South American markets appear to be slowing or remaining in a struggling growth pattern. Inflation, always a concern, appears to be staying in a manageable 1% to 2% range. The Fed is on target to “taper” and end its bond purchase program. This should allow an expected increase in the Federal Funds (“Fed Funds”) rate sometime in 2015. In summary, we expect the U.S. economy to remain subdued and manageable.

Arizona Economy

     The Arizona economy has improved much from the depths following the 2008-2009 recession. Home values have rebounded, retail sales have improved and income levels have gained but economic activity remains below levels achieved prior to 2008. State revenue projections currently see a slight decline for the 2014 fiscal year before small increases in each of the next three years. However, it is not until 2017 that state revenue projections reach the levels achieved in 2007.

     Local communities also have rebounded but face obstacles. Phoenix currently is attempting to resolve a $30 million deficit following overly optimistic revenue forecasts. Glendale continues to struggle to find enough revenue to meet commitments that were supposed to be met from unrealized development projects. The Scottsdale School District must also make cuts to balance its 2014 budget. Still, financial problems are being tackled, obligations are being met and Arizona and its local municipalities continue their return to solid footing.

2 | Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

     Basically, we see little change for the coming twelve months. As outlined above, modest economic growth should allow monetary policy to remain unchanged, thereby supporting the current low interest rate environment. We expect municipals to perform relatively well due to declining issuance.

     With this said, our strategy for the coming months will be to seek to position the portfolio for an upward move in short-term interest rates beginning perhaps as early as mid-2015. Note we said short-term rates meaning we, like many others, expect the Fed to increase the Fed Funds rate. As the difference between short and long term rates is substantial - currently short term rates of one year maturities are almost 3.5% lower than yields of thirty year maturities - we do not believe there will be an equivalent increase in rates for longer maturities. In a nutshell, we don’t expect lower yields but we don’t believe there will be sharply rising rates either. Thus, we intend to continue our conservative approach of seeking to maintain an intermediate maturity structure by striving to keep an average weighted life for the portfolio near twelve years. As we see municipal credit strength improving we plan to look to slightly lower rated credits (A rated versus AA) to improve income. Our goal continues to be to provide tax-exempt income without undue risk to principal value.

Mutual fund investing involves risk and loss of principal is possible.

     The market prices of the Trust’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

     The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point in time.

     Investments in the Trust are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

     The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Trust may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

     If interest rates fall, an issuer may exercise its right to prepay its securities, and the Trust could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

3 | Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

     A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

     These risks may result in share price volatility.

     Past performance is not a guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

     Any information in this Annual Report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

4 | Aquila Tax-Free Trust of Arizona

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Arizona for the 10-year period ended March 31, 2014 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2014
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 3/13/86
With Maximum Sales Charge	(3.55)%	4.26%	3.38%	5.55%
Without Sales Charge	0.49	5.12	3.80	5.70
Class C since 4/01/96
With CDSC**	(1.35)	4.24	2.93	3.78
Without CDSC	(0.36)	4.24	2.93	3.78
Class Y since 4/01/96
No Sales Charge	0.64	5.28	3.96	4.93
Barclays Capital Index	0.93	4.32	4.07	5.60	* (Class A)
				4.88	(Class C & Y)

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (AMT). Past performance is not predictive of future investment results.

* From commencement of the index on 1/1/87.
** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Tax-Free Trust of Arizona

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Trust of Arizona:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Trust of Arizona as of March 31, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the nine month period ended March 31, 2013 and the year ended June 30, 2012, and the financial highlights for the year then ended, the nine month period ended March 31, 2013 and each of the four years in the period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Trust of Arizona as of March 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2014

6 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (20.1%)	(unaudited)	Value

	Buckeye Jackrabbit Trail Sanitary Sewer
	Improvement District
$1,468,000	6.250%, 01/01/29	NR/A-/NR	$1,517,809
	Coconino & Yavapai Counties Joint
	Unified School District No. 9 Sedona
1,000,000	5.375%, 07/01/28	Aa2/A+/NR	1,081,100
	Flagstaff, Arizona
435,000	4.000%, 07/01/25	Aa2/AA/NR	461,209
	Flagstaff Improvement District (Aspen
	Place Sawmill)
1,490,000	5.000%, 01/01/32	Aa3/NR/NR	1,491,594
	Gila Co. Unified School District No. 10
	(Payson)
400,000	5.250%, 07/01/27 AMBAC Insured	Aa3/NR/NR	429,404
1,000,000	5.750%, 07/01/28	Aa3/NR/NR	1,121,070
	Gilbert Improvement District No. 19
235,000	5.200%, 01/01/23	Aa3/A/NR	235,486
	Gilbert Improvement District No. 20
700,000	5.100%, 01/01/29	Aa3/A/NR	727,664
	Glendale Union High School District
	No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	577,563
	Goodyear, Arizona Refunding
1,000,000	5.000%, 07/01/29	Aa2/AA/NR	1,049,240
	Goodyear McDowell Road Commercial
	Corridor Improvement District
3,000,000	5.250%, 01/01/32 AMBAC Insured	A1/A/NR	3,045,660
	Maricopa Co. Elementary School
	District No. 8 (Osborn)
920,000	6.250%, 07/01/22	NR/A/NR	1,002,009
	Maricopa Co. Elementary School
	District No. 38 (Madison)
730,000	5.000%, 07/01/22 NPFG Insured	Baa1/AA-/NR	756,032
	Maricopa Co. High School District
	No. 210 (Phoenix Union)
250,000	4.000%, 07/01/26	Aa2/AA/NR	263,085
	Maricopa Co. School District No. 11
	(Peoria)
1,500,000	4.000%, 07/01/25	Aa3/AA-/NR	1,581,840

7 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Maricopa Co. School District No. 28
	(Kyrene Elementary)
$250,000	1.000%, 07/01/30 (coupon converts to
	5.50% 7/01/15)	Aa1/AA/NR	$262,585
	Maricopa Co. Unified School District
	No. 24 (Gila Bend)
505,000	5.500%, 07/01/22	NR/NR/NR*	498,349
	Maricopa Co. Unified School District
	No. 48 (Scottsdale)
500,000	4.000%, 07/01/16	Aa1/AA/NR	535,170
1,500,000	4.750%, 07/01/30	Aa1/AA/NR	1,620,990
	Maricopa Co. Unified School District
	No. 69 (Paradise Valley)
1,000,000	4.500%, 07/01/30	Aa2/NR/AA	1,079,170
	Maricopa Co. Unified School District
	No. 89 (Dysart)
2,185,000	5.500%, 07/01/22 NPFG/ FGIC Insured	Baa1/AA-/NR	2,556,887
1,300,000	5.000%, 07/01/25 Syncora Guarantee,
	Inc. Insured	NR/A+/AA-	1,370,746
1,500,000	6.000%, 07/01/28	NR/A+/AA-	1,671,045
	Maricopa Co. Unified School District
	No. 90 (Saddle Mountain)
1,300,000	5.125%, 07/01/25 AGMC Insured	A2/AA/NR	1,426,230
	Maricopa Co. Unified School District
	No. 95 (Queen Creek)
500,000	5.000%, 07/01/27 AGMC Insured	A1/NR/NR	525,085
	Mohave Co. Unified School District
	No. 20 (Kingman)
1,175,000	5.250%, 07/01/24 AGMC Insured	Aa3/AA/NR	1,320,441
	Navajo Co. Unified School District
	No. 2 (Joseph City)
1,250,000	5.000%, 07/01/18	A2/NR/NR	1,337,550
	Navajo Co. Unified School District
	No. 10 (Show Low)
500,000	5.250%, 07/01/15 NPFG/ FGIC Insured	Baa1/NR/NR	521,690
	Phoenix, Arizona
1,240,000	6.250%, 07/01/17	Aa1/AA+/NR	1,442,963

8 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Pima Co. Unified School District No. 1
	(Tucson)
$270,000	4.000%, 07/01/24	Aa2/NR/AA-	$286,540
1,500,000	5.000%, 07/01/27 AGMC Insured	Aa2/AA/NR	1,630,515
	Pima Co. Unified School District No. 6
	(Marana)
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	1,082,715
1,250,000	5.000%, 07/01/25	NR/A+/NR	1,381,625
	Pima Co. Unified School District No. 8
	(Flowing Wells)
1,000,000	5.375%, 07/01/29	NR/A+/NR	1,072,400
	Pima Co. Unified School District No. 10
	(Amphitheater)
700,000	5.000%, 07/01/27	Aa2/A+/NR	770,875
	Pima Co. Unified School District No. 12
	(Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,061,288
	Pinal Co. Elementary School District
	No. 4 (Casa Grande)
925,000	4.250%, 07/01/18 AGMC Insured	A1/AA/NR	992,858
	Pinal Co. High School District No. 82
	(Casa Grande)
640,000	5.000%, 07/01/24	NR/A+/NR	677,786
	Pinal Co. Unified School District No. 1
	(Florence)
1,500,000	5.000%, 07/01/27 NPFG/ FGIC Insured	Baa1/AA-/NR	1,553,910
	Queen Creek Improvement District
	No. 1
1,500,000	5.000%, 01/01/26	A3/BBB+/A-	1,500,390
1,500,000	5.000%, 01/01/32	A3/BBB+/A-	1,472,205
	Tempe, Arizona
2,245,000	4.000%, 07/01/22	Aa1/AAA/AAA	2,431,739
1,000,000	4.500%, 07/01/24	Aa1/AAA/AAA	1,068,690
	Tempe High School District No. 213
650,000	4.000%, 07/01/32	Aa2/AA/NR	654,973
	Tempe Improvement District
	(Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa3/NR/NR	2,162,700

9 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Tubac Fire District
$760,000	5.500%, 07/01/28 AGC Insured	A1/NR/NR	$816,749
	Western Maricopa Education Center
	District No. 402
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,231,704
	Total General Obligation Bonds		53,359,328

	Revenue Bonds (77.7%)

	Airports (2.6%)
	Phoenix Civic Improvement Corp.
	Airport Revenue Bonds
1,000,000	5.250%, 07/01/18 AMT	Aa3/AA-/NR	1,151,400
1,000,000	5.250%, 07/01/19 AMT	Aa3/AA-/NR	1,131,590
1,475,000	5.000%, 07/01/32 AMT	Aa3/AA-/NR	1,562,217
1,000,000	5.250%, 07/01/33	A1/A+/NR	1,058,210
1,200,000	5.000%, 07/01/33	Aa3/AA-/NR	1,237,836
	Phoenix-Mesa Gateway Airport
	Authority, Mesa Project
750,000	5.000%, 07/01/38 AMT	A1/AA+/NR	756,503
	Total Airport		6,897,756

	Excise Tax (12.9%)
	Arizona Sports & Tourism Authority,
	Revenue Refunding, Multipurpose
	Stadium Facility Project
2,000,000	5.000%, 07/01/32	A1/NR/A	2,117,540
	Casa Grande Excise Tax Revenue Bonds
1,435,000	5.000%, 04/01/28	NR/AA/AA	1,498,714
	Gilbert Public Facilities Municipal
	Property Corp.
850,000	5.000%, 07/01/23	Aa2/AA/NR	951,150
1,250,000	5.000%, 07/01/24	Aa2/AA/NR	1,396,787
	Glendale Municipal Property Corp.
	Excise Tax Revenue Bonds
1,000,000	5.000%, 07/01/31	Baa1/AA/NR	1,026,340
	Goodyear Public Improvement Corp.
1,500,000	5.000%, 07/01/26	Aa3/AA-/NR	1,657,590
1,310,000	6.000%, 07/01/31	Aa3/AA-/NR	1,465,458

10 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Excise Tax (continued)
	Marana Pledged Excise Tax Revenue Bonds
$275,000	4.000%, 07/01/30	NR/AA/NR	$275,410
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,516,228
	Page, Arizona Pledged Revenue
	Refunding
1,080,000	5.000%, 07/01/25	NR/AA/NR	1,176,325
	Phoenix Civic Improvement Corp.
	(Civic Plaza)
1,000,000	5.500%, 07/01/23 NPFG/ FGIC Insured	Aa3/AA/NR	1,196,020
2,000,000	5.500%, 07/01/27 BHAC Insured	Aa1/AA+/NR	2,423,320
2,000,000	5.500%, 07/01/30 BHAC Insured	Aa1/AA+/NR	2,422,780
2,525,000	5.500%, 07/01/33 NPFG/ FGIC Insured	Aa3/AA/NR	2,999,675
	Phoenix Civic Improvement Corp.
	Transit Excise Tax (Light Rail)
2,000,000	4.000%, 07/01/20	Aa2/AA/NR	2,196,660
	Pinal Co. Revenue Obligations
	Refunding Bonds
1,755,000	4.000%, 08/01/17	NR/AA-/NR	1,909,405
	Scottsdale Municipal Property Corp.
3,000,000	4.500, 07/01/20 AMBAC Insured	Aa1/AAA/AAA	3,296,940
	Scottsdale Municipal Property Corp.
	Water & Sewer Project
2,000,000	5.000%, 07/01/28	Aa1/AAA/AAA	2,186,580
	Show Low Improvement District No. 6
510,000	6.000%, 01/01/18 ACA Insured	NR/NR/NR*	510,724
	Sierra Vista Municipal Property Corp.
1,000,000	4.000%, 01/01/21	A1/AA/AA-	1,035,360
	Tempe Excise Tax Revenue Bonds
1,000,000	5.000%, 07/01/33	Aa2/AAA/NR	1,063,910
	Total Excise Tax		34,322,916

	Higher Education (5.0%)
	Arizona Board of Regents - Arizona
	State University System Revenue
1,000,000	5.000%, 07/01/32	Aa3/AA/NR	1,105,810
	Arizona Board of Regents - Northern
	Arizona University System
1,115,000	5.000%, 06/01/22 NPFG/ FGIC Insured	A1/AA-/NR	1,185,546

11 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Arizona Board of Regents - University
	of Arizona System
$460,000	5.000%, 06/01/31	Aa2/AA/NR	$505,853
	Arizona School Facilities Board
	Revenue Bonds
1,000,000	5.750%, 07/01/18 AMBAC Insured
	(pre-refunded)	NR/NR/NR*	1,013,680
	Cochise Co. Community College District
1,825,000	5.125%, 07/01/28 AGMC Insured	A2/NR/NR	1,958,809
	Maricopa Co. Community College
	District
2,000,000	4.000%, 07/01/21	Aaa/AAA/AAA	2,162,900
500,000	4.750%, 07/01/24	Aaa/AAA/AAA	537,335
	Northern Arizona University Speed
	Stimulus Plan for Economic &
	Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,523,102
	Phoenix Industrial Development
	Authority (Rowan University Project)
2,000,000	5.250%, 06/01/34	A3/A+/NR	2,084,740
	Yavapai Co. Community College District
1,000,000	4.875%, 07/01/25 AGMC Insured	A2/AA/NR	1,084,600
	Total Higher Education		13,162,375

	Hospitals (17.9%)
	Arizona Health Facilities Authority
	(Banner Health)
3,100,000	5.375%, 01/01/32	NR/AA-/AA-	3,301,035
1,000,000	5.000%, 01/01/43	NR/AA-/AA-	1,036,960
	Arizona Health Facilities Authority
	(Blood Systems)
500,000	4.750%, 04/01/25 (pre-refunded)	NR/A/NR	500,000
	Arizona Health Facilities Authority
	(Catholic Healthcare West)
1,500,000	5.000%, 07/01/28	A3/A/A	1,568,790
2,000,000	5.250%, 03/01/39	A3/A/A	2,091,800
	Arizona Health Facilities Authority
	(Phoenix Children’s Hospital)
1,000,000	5.000%, 02/01/34	NR/BBB+/NR	1,036,630

12 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospitals (continued)
	Arizona Health Facilities Authority
	(Samaritan Health)
$755,000	5.625%, 12/01/15 NPFG Insured ETM	NR/AA-/NR	$779,892
	Arizona Health Facilities Authority
	(Yavapai Regional Medical Center)
1,500,000	5.375%, 12/01/30 AGMC Insured	A2/NR/NR	1,574,025
	Flagstaff Industrial Development
	Authority (Northern Arizona Senior
	Living Center)
1,985,000	5.600%, 07/01/25	NR/NR/NR*	1,914,255
	Glendale Industrial Development
	Authority (John C. Lincoln Hospital)
1,400,000	5.250%, 12/01/22	NR/A-/NR	1,449,686
1,000,000	4.700%, 12/01/28	NR/A-/NR	1,002,630
	Maricopa Co. Hospital Revenue
	(Sun Health)
3,345,000	5.000%, 04/01/17 (pre-refunded)	NR/NR/NR*	3,503,386
1,500,000	5.000%, 04/01/25 (pre-refunded)	NR/NR/NR*	1,721,895
2,125,000	5.000%, 04/01/35 (pre-refunded)	NR/NR/NR*	2,575,500
	Maricopa Co. Industrial Development
	Authority (Catholic Healthcare
	West - St. Joseph’s Hospital)
3,500,000	5.375%, 07/01/23	A3/A/A	3,531,535
3,000,000	5.250%, 07/01/32	A3/A/A	3,112,860
	Scottsdale Industrial Development
	Authority (Scottsdale Healthcare
	System)
1,000,000	5.000%, 09/01/18	A2/A-/A	1,114,400
5,000,000	5.250%, 09/01/30	A2/A-/A	5,003,650
750,000	5.000%, 09/01/35 AGMC Insured	A2/AA/A	782,535
	University Medical Center Hospital
	Revenue Bonds
4,880,000	5.000%, 07/01/35	Baa1/BBB+/NR	4,885,466
910,000	6.500%, 07/01/39	Baa1/BBB+/NR	998,552
500,000	6.000%, 07/01/39	Baa1/BBB+/NR	525,380
	Yavapai Co. Industrial Development
	Authority (Northern Arizona
	Healthcare System)
500,000	5.250%, 10/01/25	NR/AA/NR	559,690
500,000	5.250%, 10/01/26	NR/AA/NR	555,505

13 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospitals (continued)
	Yavapai Co. Industrial Development
	Authority (Yavapai Regional Medical
	Center)
$1,000,000	5.250%, 08/01/33	Baa1/NR/BBB+	$1,034,970
1,250,000	5.625%, 08/01/37	Baa1/NR/BBB+	1,284,863
	Yuma Industrial Development Authority
	(Yuma Regional Medical Center)
200,000	5.000%, 08/01/32	NR/A-/NR	204,194
	Total Hospital		47,650,084

	Lease (10.7%)
	Arizona Board of Regents -Northern
	Arizona University COP
600,000	5.000%, 09/01/27	A2/A/NR	653,202
500,000	5.000%, 09/01/28	A2/A/NR	540,590
1,000,000	5.000%, 09/01/29	A2/A/NR	1,074,490
	Arizona Board of Regents - University
	of Arizona COP
1,870,000	5.000%, 06/01/23	Aa3/AA-/NR	2,121,496
	Arizona School Facilities Board COP
1,000,000	5.125%, 09/01/21 AGC Insured	A1/AA/NR	1,093,220
3,000,000	5.500%, 09/01/23	A1/A+/NR	3,297,210
	Arizona State Lottery Revenue Bonds
3,000,000	5.000%, 07/01/28 AGMC Insured	A1/AA/NR	3,329,340
	Cave Creek COP
365,000	5.750%, 07/01/19	NR/AA/NR	367,080
	Mohave Co. Industrial Development
	Authority Correctional Facilities
1,000,000	8.000%, 05/01/25	NR/BBB+/NR	1,154,800
	Nogales Municipal Development
	Authority
1,000,000	5.000%, 06/01/27 AMBAC Insured	A1/AA/NR	1,016,190
	Phoenix Industrial Development
	Authority Government Office Lease
	Revenue Refunding Capitol Mall LLC
	Project
2,040,000	5.000%, 09/15/21 AMBAC Insured	A1/A+/NR	2,085,472
	Pinal Co. COP
3,230,000	5.250%, 12/01/21	NR/A+/A+	3,326,512
1,000,000	5.000%, 12/01/29	NR/A+/A+	1,028,910

14 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease (continued)
	Pinal Co. Correctional Facilities
$1,470,000	5.250%, 10/01/21 ACA Insured	NR/BBB/NR	$1,498,547
	Pinetop Fire District COP
1,000,000	7.500%, 12/15/23	A3/NR/NR	1,039,950
	State of Arizona COP Department
	Administration
1,500,000	5.250%, 10/01/26 AGMC Insured	A1/AA/NR	1,657,785
670,000	5.250%, 10/01/28 AGMC Insured	A1/AA/NR	734,809
	State of Arizona COP
2,000,000	5.000%, 09/01/26 AGMC Insured	A1/AA/NR	2,110,960
	Willcox Municipal Property Corp.
295,000	4.625%, 07/01/21	NR/A+/NR	302,024
	Total Lease		28,432,587

	Mortgage (5.3%)
	Agua Fria Ranch Community Facilities
	District
600,000	5.800%, 07/15/30 144A	NR/NR/NR*	558,120
	Goodyear Community Facilities Utilities
	District No. 1
2,000,000	5.350%, 07/15/28 ACA Insured	A1/A-/NR	2,000,060
	Maricopa Co. Industrial Development
	Authority Multi-Family Mortgage
	Revenue Bonds (National Health
	Project)
1,070,000	5.500%, 01/01/18 AGMC Insured ETM	A2/AA-/NR	1,149,244
	Maricopa Co. Industrial Development
	Authority Single Family Mortgage
	Revenue Bonds
3,150,000	zero coupon, 02/01/16 ETM	Aaa/AA+/NR	3,118,531
3,695,000	zero coupon, 12/31/16 ETM	Aaa/AA+/NR	3,619,844
	Merrill Ranch Community Facilities
	District #2
680,000	6.750%, 07/15/38	NR/BBB-/NR	728,314
	Scottsdale Waterfront Community
	Facilities District
530,000	6.000%, 07/15/27	NR/NR/NR*	497,193
930,000	6.050%, 07/15/32	NR/NR/NR*	857,516

15 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Mortgage (continued)
	Sundance Community Facilities District
$655,000	5.125%, 07/15/30	A3/BBB/NR	$646,767
490,000	5.125%, 07/15/30 (pre-refunded)	NR/NR/NR*	520,586
	Verrado Community Facilities Utilities
	District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	501,005
	Total Mortgage		14,197,180

	Pollution Control (2.1%)
	Apache Co. Industrial Development
	Authority, Pollution Control, Tucson
	Electric Power Co.
1,820,000	4.500%, 03/01/30	Baa1/BBB/BBB	1,819,927
	Maricopa Co. Pollution Control
	(Arizona Public Service)
400,000	6.000%, 05/01/29	A3/A-/NR	401,748
	Maricopa Co. Pollution Control
	(Southern California Edison Co.)
1,000,000	5.000%, 06/01/35	Aa3/A/NR	1,050,180
	Navajo Co. Pollution Control (Arizona
	Public Service)
1,000,000	5.500%, 06/01/34	A3/A-/NR	1,008,230
	Phoenix Industrial Development
	Authority Solid Waste Disposal
	(Vieste Project)
1,500,000	4.500%, 04/01/33 AMT	NR/A+/NR	1,384,725
	Total Pollution Control		5,664,810

	Transportation (3.1%)
	Arizona Transportation Board Revenue
	Bonds
1,900,000	5.250%, 07/01/24	Aa2/AA/NR	2,195,526
1,000,000	5.250%, 07/01/24 (pre-refunded)	Aa1/AAA/NR	1,085,140
2,550,000	5.000%, 07/01/28	Aa1/AAA/NR	2,793,270
550,000	5.250%, 07/01/32	Aa2/AA+/NR	624,266
1,500,000	5.000%, 07/01/33	Aa1/AAA/NR	1,614,315
	Total Transportation		8,312,517

16 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Utility (12.2%)
	Arizona Power Authority (Hoover
	Dam Project)
$1,500,000	5.250%, 10/01/15	Aa2/AA/NR	$1,611,810
3,500,000	5.250%, 10/01/16	Aa2/AA/NR	3,901,415
1,220,000	5.250%, 10/01/17	Aa2/AA/NR	1,394,448
	Arizona Water Infrastructure Finance
	Authority
650,000	5.000%, 10/01/22 (pre-refunded)	Aaa/AAA/AAA	665,743
3,500,000	5.000%, 10/01/28	Aaa/AAA/AAA	3,954,020
	Greater Arizona Development
	Authority Revenue Bonds
2,000,000	5.000%, 08/01/22 NPFG Insured	A1/AA-/NR	2,158,060
700,000	5.000%, 08/01/24	NR/A/NR	737,765
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	559,245
1,200,000	5.500%, 08/01/29	A1/A/NR	1,207,848
1,200,000	5.000%, 08/01/29	A1/A/NR	1,242,432
	Mesa Utility System
2,100,000	5.000%, 07/01/35	Aa2/AA-/NR	2,262,288
	Pinal Co. Electrical District No. 3,
	Electrical System Revenue Refunding
250,000	5.250%, 07/01/36	NR/A/NR	269,960
	Rio Nuevo Facilities District (Tucson)
1,500,000	6.500%, 07/15/24 AGC Insured	A1/AA-/A	1,690,815
	Salt River Project Agricultural
	Improvement and Power Revenue
	Bonds
1,975,000	5.000%, 01/01/33	Aa1/AA/NR	2,134,205
5,000,000	5.000%, 01/01/37	Aa1/AA/NR	5,208,400
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	Baa2/A-/NR	3,324,660
	Total Utility		32,323,114

	Water/Sewer (5.9%)
	Cottonwood Water Revenue System
260,000	5.000%, 07/01/30 Syncora
	Guarantee, Inc. Insured	Baa2/BBB+/NR	263,393
	Gilbert Water Resource Municipal
	Property Corp.
2,000,000	5.000%, 10/01/29 NPFG Insured	Baa1/AA-/AA-	2,121,520

17 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

			Rating
			Moody’s, S&P
Principal			and Fitch
Amount		Revenue Bonds (continued)	(unaudited)	Value

		Water/Sewer (continued)
		Glendale Water & Sewer Revenue
$1,670,000		4.750%, 07/01/24 AGMC Insured	A1/AA/NR	$1,755,153
750,000		5.000%, 07/01/27	A1/AA/NR	832,192
500,000		5.000%, 07/01/28	A1/AA/NR	551,025
		Goodyear Water and Sewer Revenue
1,750,000		5.375%, 07/01/30	A2/AA-/NR	1,888,705
635,000		5.250%, 07/01/31 AGMC Insured	A2/AA/NR	683,216
		Oro Valley Water Revenue
560,000		4.000%, 07/01/23	NR/AA/AA-	605,293
		Phoenix Civic Improvement Corp.
		Wastewater Revenue Bonds
1,500,000		5.500%, 07/01/24 NPFG/ FGIC Insured	Aa2/AAA/NR	1,853,940
500,000		5.000%, 07/01/37 NPFG Insured	Aa2/AA+/NR	524,195
		Pima Co. Sewer Revenue System
2,000,000		5.000%, 07/01/26	NR/AA-/AA-	2,261,400
		Yuma Municipal Property Corp. Utility
		System Revenue Bonds
700,000		5.000%, 07/01/21 Syncora
		Guarantee, Inc. Insured	A1/AA-/AA-	756,231
500,000		5.000%, 07/01/22 Syncora
		Guarantee, Inc. Insured	A1/A+/AA-	543,920
1,000,000		5.000%, 07/01/24 Syncora
		Guarantee, Inc. Insured	A1/A+/AA-	1,071,590
		Total Water/Sewer		15,711,773

		Total Revenue Bonds		206,675,112
		Total Investments (cost $246,036,185 –
		note 4)	97.8%	260,034,440
		Other assets less liabilities	2.2	5,941,987
		Net Assets	100.0%	$265,976,427

	*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO” or “Credit Rating Agency”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

18 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	8.8%
Pre-refunded bonds ††/ETM Bonds	7.8
Aa of Moody’s or AA of S&P or Fitch	48.6
A of Moody’s or S&P or Fitch	26.7
Baa of Moody’s or BBB of S&P or Fitch	6.1
Not Rated*	2.0
100.0%

†	Where applicable, calculated using the highest rating of the three NRSROs.
††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

PORTFOLIO ABBREVIATIONS
ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BAMAC - Build America Mutual Assurance Co.
BHAC - Berkshire Hathaway Assurance Corp.
COP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
NPFG - National Public Finance Guarantee
NR - Not Rated

See accompanying notes to financial statements.

19 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2014

ASSETS
Investments at value (cost $246,036,185)	$260,034,440
Cash	2,258,808
Interest receivable	3,223,827
Receivable for Trust shares sold	1,198,585
Other assets	32,659
Total assets	266,748,319
LIABILITIES
Payable for Trust shares redeemed	439,800
Dividends payable	123,371
Management fee payable	90,072
Distribution and service fees payable	6,949
Accrued expenses	111,700
Total liabilities	771,892
NET ASSETS	$265,976,427

Net Assets consist of:
Capital Stock - Authorized an unlimited number of
shares, par value $0.01 per share	$250,158
Additional paid-in capital	251,520,241
Net unrealized appreciation on investments (note 4)	13,998,255
Accumulated net realized loss on investments	(486,185)
Undistributed net investment income	693,958
	$265,976,427

CLASS A
Net Assets	$229,412,733
Capital shares outstanding	21,579,797
Net asset value and redemption price per share	$10.63
Maximum offering price per share (100/96 of $10.63)	$11.07

CLASS C
Net Assets	$16,390,107
Capital shares outstanding	1,541,861
Net asset value and offering price per share	$10.63
Redemption price per share (*a charge of 1% is imposed
on the redemption proceeds, or on the original price,
whichever is lower, if redeemed during the first 12
months after purchase)	$10.63	*

CLASS Y
Net Assets	$20,173,587
Capital shares outstanding	1,894,096
Net asset value, offering and redemption price per share	$10.65

See accompanying notes to financial statements.

20 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2014

Investment Income:

Interest income		$12,186,396

Expenses:

Management fee (note 3)	$1,116,292
Distribution and service fees (note 3)	550,048
Legal fees	166,907
Transfer and shareholder servicing agent fees	141,667
Trustees’ fees and expenses (note 8)	115,417
Shareholders’ reports and proxy statements	82,963
Registration fees and dues	31,448
Custodian fees (note 6)	22,749
Auditing and tax fees	21,000
Insurance	14,685
Chief compliance officer services (note 3)	5,526
Miscellaneous	40,178
Total expenses	2,308,880

Expenses paid indirectly (note 6)	(57)
Net expenses		2,308,823
Net investment income		9,877,573

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	(486,185)
Change in unrealized appreciation on
investments	(9,539,263)

Net realized and unrealized gain (loss) on
investments		(10,025,448)
Net change in net assets resulting from
operations		$(147,875)

See accompanying notes to financial statements.

21 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Nine Months Ended	Year Ended
	March 31, 2014	March 31, 2013 †	June 30, 2012

OPERATIONS:
Net investment income	$9,877,573	$8,159,234	$11,180,546
Net realized gain (loss) from
securities transactions	(486,185)	757,562	825,463
Change in unrealized
appreciation on investments	(9,539,263)	679,163	14,239,746
Change in net assets resulting
from operations	(147,875)	9,595,959	26,245,755

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(8,497,365)	(7,072,732)	(10,010,625)
Net realized gain on investments	(180,368)	—	—
Class C Shares:
Net investment income	(516,530)	(430,179)	(501,181)
Net realized gain on investments	(13,951)	—	—
Class Y Shares:
Net investment income	(766,393)	(527,336)	(498,925)
Net realized gain on investments	(15,376)	–	–
Change in net assets from
distributions	(9,989,983)	(8,030,247)	(11,010,731)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	21,297,845	29,869,631	42,951,451
Reinvested dividends and
distributions	7,530,348	5,796,654	7,222,802
Cost of shares redeemed	(64,680,498)	(35,376,473)	(41,995,220)
Change in net assets from
capital share transactions	(35,852,305)	289,812	8,179,033

Change in net assets	(45,990,163)	1,855,524	23,414,057

NET ASSETS:
Beginning of period	311,966,590	310,111,066	286,697,009

End of period*	$265,976,427	$311,966,590	$310,111,066

* Includes undistributed net
investment income of:	$693,958	$631,117	$525,381

†	Effective December 1, 2012, the Trust changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

22 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

1. Organization

     Aquila Tax-Free Trust of Arizona (the “Trust”), a series of Aquila Municipal Trust, (from inception until the close of business on October 11, 2013, the Trust operated under the name Tax-Free Trust of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business trust and commenced operations on March 13, 1986. The Trust is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are generally valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b)
Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

23 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of March 31, 2014:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	260,034,440
Level 3 – Significant Unobservable Inputs	—
Total	$260,034,440

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2011-2013) or expected to be taken in the Trust’s 2014 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

24 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

f)
Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2014, the Trust decreased undistributed net investment income by $34,444, decreased accumulated net realized loss on investments by $129 and increased additional paid-in capital by $34,315. These reclassifications had no effect on net assets or net asset value per share.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Trust. The Manager’s services include providing the office of the Trust and all related services as well as managing relationships with all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Trust’s net assets.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Trust for Chief Compliance Officer related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940.

25 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (“the Distributor”) including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.15% of the Trust’s average net assets represented by Class A Shares. For the year ended March 31, 2014, distribution fees on Class A Shares amounted to $358,894, of which the Distributor retained $20,612.

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2014, amounted to $143,365. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2014, these payments amounted to $47,789. The total of these payments with respect to Class C Shares amounted to $191,154, of which the Distributor retained $44,855.

     Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Trust’s shares are sold primarily through the facilities of these intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2014, total commissions on sales of Class A Shares amounted to $154,212, of which the Distributor received $35,882.

4. Purchases and Sales of Securities

     During the year ended March 31, 2014, purchases of securities and proceeds from the sales of securities aggregated $27,074,734 and $63,378,819, respectively.

     At March 31, 2014, the aggregate tax cost for all securities was $245,342,227. At March 31, 2014, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $15,629,581 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $937,368 for a net unrealized appreciation of $14,692,213.

26 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

5. Portfolio Orientation

     Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The Trust is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Arizona income taxes. The general policy of the Trust is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At March 31, 2014, the Trust had all of its assets invested in the securities of Arizona issuers.

6. Expenses

     The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

27 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

		Nine Months
	Year Ended	Ended	Year Ended
	March 31, 2014	March 31, 2013†	June 30, 2012
SHARES
Class A Shares:
Shares sold	1,331,489	1,362,798	2,536,964
Reinvested distributions	625,293	467,155	619,344
Shares redeemed	(4,494,556)	(2,813,874)	(3,163,611)
Net change	(2,537,774)	(983,921)	(7,303)

Class C Shares:
Shares sold	239,704	498,176	1,030,912
Reinvested distributions	46,068	33,530	33,436
Shares redeemed	(915,847)	(245,080)	(643,165)
Net change	(630,075)	286,626	421,183

Class Y Shares:
Shares sold	436,094	838,482	433,885
Reinvested distributions	41,614	23,883	19,261
Shares redeemed	(722,592)	(140,792)	(112,809)
Net change	(244,884)	721,573	340,337
Total transactions in
Trust shares	(3,412,733)	24,278	754,217
DOLLARS
Class A Shares:
Proceeds from shares sold	$14,103,649	$15,073,598	$27,223,776
Reinvested distributions	6,602,783	5,161,806	6,655,470
Cost of shares redeemed	(47,362,203)	(31,113,063)	(33,941,723)
Net change	(26,655,771)	(10,877,659)	(62,477)

Class C Shares:
Proceeds from shares sold	2,544,474	5,507,581	11,036,877
Reinvested distributions	486,425	370,402	359,592
Cost of shares redeemed	(9,690,553)	(2,706,588)	(6,842,419)
Net change	(6,659,654)	3,171,395	4,554,050

Class Y Shares:
Proceeds from shares sold	4,649,722	9,288,452	4,690,798
Reinvested distributions	441,140	264,446	207,740
Cost of shares redeemed	(7,627,742)	(1,556,822)	(1,211,078)
Net change	(2,536,880)	7,996,076	3,687,460
Total transactions in
Trust shares	$(35,852,305)	$289,812	$8,179,033

†	Effective December 1, 2012, the Trust changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

28 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

8. Trustees’ Fees and Expenses

     At March 31, 2014 there were 12 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2014 was $91,512. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2014, such meeting-related expenses amounted to $23,905.

9. Securities Traded on a When-Issued Basis

     The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

29 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014
     The tax character of distributions was as follows:

	Year	Nine Months	Year
	Ended	Ended	Ended
	March 31, 2014	March 31, 2013	June 30, 2012
Net tax-exempt income	$9,752,435	$8,011,285	$10,971,115
Ordinary Income	27,853	18,962	39,616
Long-term capital gains	209,695	–	–
	$9,989,983	$8,030,247	$11,010,731

     As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$123,371
Accumulated net realized loss on investments	(486,185)
Unrealized appreciation	14,692,213
Other temporary differences	(123,371)
$14,206,028

     The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference in recognizing dividends paid and the amortization of discount securities.

30 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.97		$10.92		$10.37	$10.50	$10.14	$10.19
Income from investment operations:
Net investment income(1)	0.38		0.29		0.41	0.42	0.43	0.43
Net gain (loss) on securities (both
realized and unrealized)	(0.34)		0.05		0.54	(0.13)	0.36	(0.05)
Total from investment operations	0.04		0.34		0.95	0.29	0.79	0.38
Less distributions (note 10):
Dividends from net investment income	(0.37)		0.29		(0.40)	(0.42)	(0.43)	(0.43)
Distributions from capital gains	(0.01)		–		–	–	– (2)	–
Total distributions	(0.38)		(0.29)		(0.40)	(0.42)	(0.43)	(0.43)
Net asset value, end of period	$10.63		$10.97		$10.92	$10.37	$10.50	$10.14
Total return(not reflecting sales charge)	0.49%		3.08	%(3)	9.29%	2.80%	7.87%	3.86%
Ratios/supplemental data
Net assets, end of period (in millions)	$229		$265		$274	$260	$295	$289
Ratio of expenses to average net assets	0.78	%(5)(6)	0.73	%(4)	0.73%	0.73%	0.74%	0.75%
Ratio of net investment income to
average net assets	3.59	%(5)(6)	3.50	%(4)	3.78%	4.07%	4.08%	4.26%
Portfolio turnover rate	10%		8	%(3)	17%	12%	14%	19%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.78	%(5)	0.73	%(4)	0.73%	0.73%	0.74%	0.74%
_______________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes expenses incurred in connection with the reorganization of the Trust into Aquila Municipal Trust.
(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.64%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Trust changed its fiscal year end from June 30 to March 31.
The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

31 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.97		$10.92		$10.37	$10.50	$10.14	$10.19
Income from investment operations:
Net investment income(1)	0.29		0.22		0.31	0.33	0.33	0.34
Net gain (loss) on securities (both
realized and unrealized)	(0.34)		0.05		0.55	(0.13)	0.37	(0.05)
Total from investment operations	(0.05)		0.27		0.86	0.20	0.70	0.29
Less distributions (note 10):
Dividends from net investment income	(0.28)		(0.22)		(0.31)	(0.33)	(0.34)	(0.34)
Distributions from capital gains	(0.01)		–		–	–	– (2)	–
Total distributions	(0.29)		(0.22)		(0.31)	(0.33)	(0.34)	(0.34)
Net asset value, end of period	$10.63		$10.97		$10.92	$10.37	$10.50	$10.14
Total return(not reflecting CDSC)	(0.36)%		2.43	%(3)	8.36%	1.93%	6.95%	2.98%
Ratios/supplemental data
Net assets, end of period (in millions)	$16		$24		$21	$15	$14	$7
Ratio of expenses to average net assets	1.63	%(5)(6)	1.57	%(4)	1.58%	1.57%	1.58%	1.60%
Ratio of net investment income to
average net assets	2.74	%(5)(6)	2.64	%(4)	2.91%	3.21%	3.19%	3.38%
Portfolio turnover rate	10%		8	%(3)	17%	12%	14%	19%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.63	%(5)	1.57	%(4)	1.58%	1.57%	1.58%	1.59%
_______________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes expenses incurred in connection with the reorganization of the Trust into Aquila Municipal Trust.
(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.58% and 2.79%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Trust changed its fiscal year end from June 30 to March 31.
The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

32 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.99		$10.94		$10.39	$10.52	$10.16	$10.21
Income from investment operations:
Net investment income(1)	0.40		0.30		0.42	0.44	0.44	0.44
Net gain (loss) on securities (both
realized and unrealized)	(0.34)		0.05		0.55	(0.14)	0.36	(0.05)
Total from investment operations	0.06		0.35		0.97	0.30	0.80	0.39
Less distributions (note 10):
Dividends from net investment income	(0.39)		(0.30)		(0.42)	(0.43)	(0.44)	(0.44)
Distributions from capital gains	(0.01)		–		–	–	– (2)	–
Total distributions	(0.40)		(0.30)		(0.42)	(0.43)	(0.44)	(0.44)
Net asset value, end of period	$10.65		$10.99		$10.94	$10.39	$10.52	$10.16
Total return	0.64%		3.20	%(3)	9.44%	2.95%	8.02%	4.02%
Ratios/supplemental data
Net assets, end of period (in millions)	$20		$24		$16	$11	$13	$10
Ratio of expenses to average net assets	0.63	%(5)(6)	0.58	%(4)	0.58%	0.58%	0.59%	0.60%
Ratio of net investment income to
average net assets	3.74	%(5)(6)	3.64	%(4)	3.92%	4.22%	4.22%	4.39%
Portfolio turnover rate	10%		8	%(3)	17%	12%	14%	19%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.63	%(5)	0.58	%(4)	0.58%	0.58%	0.59%	0.59%
_______________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes expenses incurred in connection with the reorganization of the Trust into Aquila Municipal Trust.
(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.58% and 3.79%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Trust changed its fiscal year end from June 30 to March 31.
The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

33 | Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Diana P. Herrmann New York, NY (1958) (5)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/ or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11
ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and 2010-2013); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

John J. Partridge Providence, RI (1940) (7)	Trustee of Aquila Municipal Trust since 2013	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005 and 2008-2013; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None

34 | Aquila Tax-Free Trust of Arizona

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm, since 2012; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

35 | Aquila Tax-Free Trust of Arizona

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Professor, Marriott School of Management, Brigham Young University, 1980-present; Dean, Marriott School of Management, 2008-2013, and Associate Dean, 1991-2000; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

David A. Duffy North Kingstown, RI (1939)	Trustee of Aquila Municipal Trust since 2013	Retired; Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	5	Formerly Delta Dental of Rhode Island

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	7	None

36 | Aquila Tax-Free Trust of Arizona

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Lyle W. Hillyard Logan, UT (1940)	Trustee of Aquila Municipal Trust since 2009	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	5	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

37 | Aquila Tax-Free Trust of Arizona

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None
_______________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.
(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.
(7) Mr. Partridge is deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, because he serves as a senior counsel of a law firm that performs legal services for RBS Citizens, N.A. The sub-adviser to Aquila Narragansett Tax-Free Income Fund (another series of Aquila Municipal Trust) is a department of RBS Citizens, N.A.

38 | Aquila Tax-Free Trust of Arizona

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)	Senior Vice President of Aquila Municipal Trust since 2004	Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

39 | Aquila Tax-Free Trust of Arizona

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President of Aquila Municipal Trust since 2001	Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Funds Trust since 2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

40 | Aquila Tax-Free Trust of Arizona

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2013
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

41 | Aquila Tax-Free Trust of Arizona

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

________________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2) The term of office of each officer is one year.
(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

42 | Aquila Tax-Free Trust of Arizona

Analysis of Expenses (unaudited)

     As a shareholder of the Trust, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2013 and held for the six months ended March 31, 2014.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2014

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	3.25%	$1,000.00	$1,032.50	$4.05
Class C	2.82%	$1,000.00	$1,028.20	$8.34
Class Y	3.32%	$1,000.00	$1,033.20	$3.29

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.80%, 1.65% and 0.65% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

43 | Aquila Tax-Free Trust of Arizona

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Trust with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2014

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,020.94	$4.03
Class C	5.00%	$1,000.00	$1,016.70	$8.30
Class Y	5.00%	$1,000.00	$1,021.69	$3.28

(1)
Expenses are equal to the annualized expense ratio of 0.80%, 1.65% and 0.65% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

44 | Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Trust’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Trust policies, the Trust publicly discloses the complete schedule of the Trust’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Trust’s portfolio holdings schedule for the most recently completed period by visiting the Trust’s website at www.aquilafunds.com. The Trust may also disclose other portfolio holdings as of a specified date (currently the Trust discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Trust’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter ends of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2013, the Trust did not hold any portfolio securities for which the Trust was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2014, $9,752,435 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 97.62% of total dividends paid, were exempt-interest dividends; $209,695 of dividends paid by the Trust constituting 2.10% of total dividends paid were capital gains distributions; and the balance was ordinary dividend income.

     Prior to February 15, 2014, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2013 calendar year.

45 | Aquila Tax-Free Trust of Arizona

PRIVACY NOTICE (unaudited)

Aquila Tax-Free Trust of Arizona

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Trust, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Trust.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Trust’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Trust or to you as a shareholder of the Trust.

46 | Aquila Tax-Free Trust of Arizona

Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
David A. Duffy
Grady Gammage, Jr.
Lyle W. Hillyard
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Todd W. Curtis, Senior Vice President and Portfolio Manager
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Alan R. Stockman, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
     BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
Dallas, Texas 75254

Independent Registered Public Accounting Firm
     TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of March 31, 2014 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of  Ethics that applies to the Trust's principal executive officer(s)  and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

a)(1)(i) The Registrant's board of trustees has determined that Mr. Thomas Christopher and Mr. Glenn O’Flaherty, both members of its audit committee, are audit committee financial experts.  Mr. Christopher and Mr. O’Flaherty are 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were as follows:

	2013	2014
Aquila Municipal Trust series:
Aquila Churchill Tax-Free Fund of Kentucky	$16,600	$17,100
Aquila Narrangansett Tax-Free Income Fund	$15,700	$17,000
Aquila Tax-Free Fund For Utah	$17,900	$18,500
Aquila Tax-Free Fund of Colorado	$16,400	$17,600
Aquila Tax-Free Trust of Arizona	$16,600	$17,500

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees - The Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

Aquila Municipal Trust series:
Aquila Churchill Tax-Free Fund of Kentucky	$3,400	$3,500
Aquila Narrangansett Tax-Free Income Fund	$3,400	$3,500
Aquila Tax-Free Fund For Utah	$3,400	13,500
Aquila Tax-Free Fund of Colorado	$3,400	$3,500
Aquila Tax-Free Trust of Arizona	$3,400	$3,500

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FORCLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTAND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:	/s/ Diana P. Herrmann
Vice Chair, Trustee and President June , 2014

By:	/s/ Joseph P. DiMaggio
June , 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Vice Chair, Trustee and President June , 2014

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer June , 2014

AQUILA MUNICIPAL TRUST

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.